1933 Act Registration No. 333-
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [ ] Post-Effective
                           Amendment No.       Amendment No.

                              EVERGREEN EQUITY TRUST
                             (Evergreen Omega Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006


        It is proposed that this filing will become effective on March 6, 2002, pursuant to Rule 488.

                             EVERGREEN EQUITY TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                                                                DRAFT


                              [PRESIDENT'S MESSAGE]

                                      LOGO

                           WACHOVIA NEW HORIZONS FUND

                             101 GREYSTONE BOULEVARD

                               COLUMBIA, SC 29226

March 22, 2002

Dear Shareholder,

         On September 1, 2001, Wachovia Corporation merged into First Union Corporation and management of the combined company undertook the process of comparing product offerings within the Wachovia and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of Wachovia New Horizons Fund ("New Horizons Fund"), you are invited to vote on proposals (1) to merge New Horizons Fund into Evergreen Omega Fund ("Omega Fund"), a mutual fund within the Evergreen Family of Funds (the "Merger"), and
(2) to approve a new Investment Advisory Agreement (the "Advisory Agreement") for New Horizons Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to the Evergreen Family of Funds. THE BOARD OF TRUSTEES OF THE WACHOVIA FUNDS HAS APPROVED THE ADVISORY AGREEMENT AND THE MERGER AND RECOMMENDS THAT YOU VOTE FOR BOTH PROPOSALS.

         If approved by shareholders, this is how the Merger will work:

o         Your Fund will transfer its assets and identified liabilities to Omega
          Fund.

o Omega Fund will issue new shares that will be distributed to you in an amount equal to the value of your New Horizons Fund shares. You will receive Class A, Class B, Class C or Class I shares of Omega Fund, depending on the class of shares of New Horizons Fund you currently hold. Although the NUMBER of shares you hold may change, the total VALUE of your investment will not change as a result of the Merger.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.

         The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Omega Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for June 2002). Please take the time to familiarize yourself with this information.

         Votes on both proposals will be cast at a special meeting of New Horizons Fund's shareholders to be held on May 13, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0318 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If New Horizons Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC.

         Thank you for taking this matter seriously and participating in this important process.

                                                    Sincerely,

                                                    [Signature]



                                                    [Officer]

                                                    [TITLE]
                                                    [                ]

                           WACHOVIA NEW HORIZONS FUND

                             101 GREYSTONE BOULEVARD

                               COLUMBIA, SC 29226

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 13, 2002

         A Special Meeting (the "Meeting") of Shareholders of Wachovia New Horizons Fund ("New Horizons Fund"), a series of The Wachovia Funds, will be held at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, PA 15237-7080 on May 13, 2002, at 2:00 p.m., and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of February 28, 2002, providing for the acquisition of all the assets of New Horizons Fund by Evergreen Omega Fund ("Omega Fund"), a series of Evergreen Equity Trust, in exchange for shares of Omega Fund and the assumption by Omega Fund of the identified liabilities of New Horizons Fund. The Plan also provides for distribution of those shares of Omega Fund to shareholders of New Horizons Fund in liquidation and subsequent termination of New Horizons Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of New Horizons Fund.

2. To consider and act upon the Investment Advisory Agreement between The Wachovia Funds, on behalf of New Horizons Fund, and Evergreen Investment Management Company, LLC ("EIMC").

3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of New Horizons Fund, the Board of Trustees of The Wachovia Funds has fixed the close of business on February 28, 2002 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                       By order of the Board of Trustees



                                       [Officer]
                                       [Title]

March 22, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       OF

                           WACHOVIA NEW HORIZONS FUND,

                         A SERIES OF THE WACHOVIA FUNDS

                                      INTO

                              EVERGREEN OMEGA FUND,

                       A SERIES OF EVERGREEN EQUITY TRUST

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of Wachovia New Horizons Fund ("New Horizons Fund") Fund into Evergreen Omega Fund ("Omega Fund"). If approved, the Merger will result in your receiving shares of Omega Fund in exchange for your shares of New Horizons Fund. The investment objectives of both Funds are similar. The investment objective of New Horizons Fund is to seek to produce capital appreciation. The investment objective of Omega Fund is to seek long-term capital growth.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
SEE:                                                              HOW TO GET THESE DOCUMENTS:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Prospectus for Omega Fund,  dated February 1, 2002,  WHICH        The Funds make all of these  documents  available  to  you  free
ACCOMPANIES  THIS   PROSPECTUS/PROXY STATEMENT.                    of charge if you:
                                                                  o        Call 866-515-0318, or
Prospectuses for New Horizons Fund, dated January 31, 2002.       o        Write the Funds at either address below.

Statement of additional  information  for Omega Fund,  dated      You can also obtain any of these documents for a fee from the
February 1, 2002.                                                  SEC if you:
                                                                  o        Call the SEC at 202-942-8090,
Statement of additional information for New Horizons Fund,
dated January 31, 2002.                                           Or for free if you:
                                                                  o        Go to the EDGAR Database on the SEC's Website
Annual report for Omega Fund, dated September 30, 2001.           (http://www.sec.gov).

Annual report for New Horizons Fund, dated November 30, 2001.     To ask questions about this prospectus/proxy statement:
                                                                  o        Call 866-515-0318, or
Statement of additional information, dated March 22, 2002,        o        Write to the Funds at either address below.
which relates to this prospectus/proxy statement and the Merger.

----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to each Fund contained in the Fund's annual report, prospectus and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

         THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

            The address of Omega Fund is 200 Berkeley Street, Boston,
                      MA 02116 (Telephone: 800-343-2898).
     The address of New Horizons Fund is 101 Greystone Boulevard, Columbia,
                       SC 29226 (Telephone: 800-994-4414)

                 PROSPECTUS/PROXY STATEMENT DATED MARCH 22, 2002

                                TABLE OF CONTENTS

SUMMARY......................................................................
    What are the key features of the Merger?
    After the Merger, what class of shares of Omega Fund will I own?
    How do the Funds' investment objectives, principal investment strategies and risks compare? How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange
    How do the Funds'  performance  records compare?
    Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?
    What will be the primary federal tax consequences of the Merger?

RISKS

    What are the primary risks of investing in each Fund? Are there any other risks of investing in each Fund?

MERGER INFORMATION
    Reasons for the Merger
    Agreement and Plan of Reorganization
    Federal Income Tax Consequences
    Pro-forma Capitalization
    Distribution of Shares
    Purchase and Redemption Procedures
    Exchange Privileges
    Dividend Policy

INFORMATION ON SHAREHOLDERS' RIGHTS
    Form of Organization
    Capitalization
    Shareholder Liability
    Shareholder Meetings and Voting Rights
    Liquidation
    Liability and Indemnification of Trustees

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT
    The Investment Advisor and Evaluation by the Trustees
    Terms of the Advisory Agreement
     Fees Paid Under the Advisory Agreements
     More Information About EIMC
     Principal Executive Officers and Directors of EIMC
     Additional Information

VOTING INFORMATION CONCERNING THE MEETING
    Shareholder Information

FINANCIAL STATEMENTS AND EXPERTS

LEGAL MATTERS

ADDITIONAL INFORMATION

OTHER BUSINESS

INSTRUCTIONS FOR EXECUTING PROXY CARDS

OTHER WAYS TO VOTE YOUR PROXY

EXHIBIT A
EXHIBIT B
EXHIBIT C

                                     SUMMARY

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus, annual report and statement of additional information and in the Agreement and Plan of Reorganization.

WHAT ARE THE KEY FEATURES OF THE MERGER?

     The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of New Horizons Fund to Omega Fund in exchange for shares of Omega Fund.

o the assumption by Omega Fund of the identified liabilities of New Horizons Fund. (The identified liabilities consist only of those liabilities reflected on New Horizons Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of New Horizons Fund by distributing the shares of Omega Fund to New Horizons Fund's shareholders.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

     The Merger is scheduled to take place on or about June 14, 2002.

AFTER THE MERGER, WHAT CLASS OF SHARES OF OMEGA FUND WILL I OWN?

--------------------------------------- --------------------------------------
If you own this class of                You will get this class
shares of New Horizons Fund:            of shares of Omega Fund:
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
Class A                                 Class A
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
Class B                                 Class B
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
Class C                                 Class C
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
Class Y                                 Class I
--------------------------------------- --------------------------------------

         The new shares you receive will have the same total value as your New Horizons Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of The Wachovia Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interest of New Horizons Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of New Horizons Fund's shareholders. The Trustees of Evergreen Equity Trust have also approved the Plan on behalf of Omega Fund.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

----------------------------- --------------------------------------------- -----------------------------------------------------
                              NEW HORIZONS FUND                             OMEGA FUND

----------------------------- --------------------------------------------- -----------------------------------------------------
----------------------------- --------------------------------------------- -----------------------------------------------------
INVESTMENT OBJECTIVES         To seek to produce capital appreciation.      To seek long-term capital growth.
----------------------------- --------------------------------------------- -----------------------------------------------------
----------------------------- --------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT          o        Invests primarily in common stocks   o        Invests primarily in common stocks and
STRATEGIES                         of U.S. companies.                            securities convertible into common stocks of
                              o        Normally invests at least 65% of          U.S. companies across all market
                                   its assets in stocks with market              capitalizations.
                                   capitalization of at least $1 billion.   o        Invests in growth securities.  "Growth"
                              o        Invests generally in stocks of new        securities are securities of companies which
                                   economy companies which the portfolio         the Fund's portfolio managers believe have
                                   manager  believes will benefit from           anticipated earnings ranging from steady to
                                   major industry trends. Emphasis is on         accelerated growth.
                                   companies' ability to generate current   o        Employs an active style of portfolio
                                   and strong future cash flow that is           management that may lead to high portfolio
                                   not yet fully valued by the market.           turnover.
                              o        Invests in both growth and value
                                   stocks.

----------------------------- --------------------------------------------- -----------------------------------------------------


         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed could result in lower returns and loss of market opportunity.

         A portion of the securities held by New Horizons Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

         A principal risk of investing in each of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by a Fund). Both Funds are also subject to market capitalization risk (investments primarily in one capitalization category may decline in value if that category falls out of favor). Both Funds are subject to investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

          The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

HOW DO THE FUNDS' SALES CHARGES AND EXPENSES COMPARE? WILL I BE ABLE TO BUY, SELL AND EXCHANGE SHARES THE SAME WAY?

         The sales charges for Classes A and B of both Funds are similar and neither Class Y for New Horizons Fund nor Class I for Omega Fund has sales charges. The Funds have different sales charge schedules for Class C shares. For a complete description of the sales charges for each Fund, see the table below and "Distribution of Shares." New Horizons Fund offers four classes of shares and Omega Fund offers five classes of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

         The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled "Omega Fund Pro Forma" also shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------- ---- ------------------------------------------------------------
NEW HORIZONS FUND                                                      OMEGA FUND

----------------------------------------------------------------- ---- ------------------------------------------------------------
-------------------------- --------- -------- --------- --------- ---- ---------------------- -------- --------- --------- --------
                                                                                              C>
SHAREHOLDER TRANSACTION    CLASS A   CLASS B  CLASS C   CLASS Y        SHAREHOLDER            CLASS A  CLASS B   CLASS C   CLASS I
EXPENSES                                                               TRANSACTION EXPENSES

-------------------------- --------- -------- --------- --------- ---- ---------------------- -------- --------- --------- --------
-------------------------- --------- -------- --------- --------- ---- ---------------------- -------- --------- --------- --------
Maximum sales charge       5.75%     None     1.00%     None           Maximum sales charge   5.75%    None      None      None
-------------------------- --------- -------- --------- --------- ---- ---------------------- -------- --------- --------- --------
-------------------------- --------- -------- --------- --------- ---- ---------------------- -------- --------- --------- --------
Maximum deferred sales     None      5.00%    1.00%     None           Maximum deferred       None*    5.00%     2.00%     None
charge (as a % of either                                               sales charge (as a %
the redemption amount or                                               of either the
initial investment                                                     redemption amount or
whichever is lower)                                                    initial investment
                                                                       whichever is lower)
-------------------------- --------- -------- --------- --------- ---- ---------------------- -------- --------- --------- --------

-------------------------------------------------------------------------
                               OMEGA FUND
                               PRO FORMA

-------------------------------------------------------------------------
------------------------------ --------- --------- --------- ------------
SHAREHOLDER TRANSACTION        CLASS A   CLASS B   CLASS C   CLASS I
EXPENSES

------------------------------ --------- --------- --------- ------------
------------------------------ --------- --------- --------- ------------
Maximum sales charge imposed   5.75%     None      None      None
------------------------------ --------- --------- --------- ------------
------------------------------ --------- --------- --------- ------------
Maximum deferred sales         None*     5.00%     2.00%     None
charge (as a % of either the
redemption amount or initial
investment whichever is
lower)
------------------------------ --------- --------- --------- ------------

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------- ------------------------------------------------------
NEW HORIZONS  FUND (based on expenses for the fiscal year ended  November  OMEGA FUND (based on expenses for the fiscal year
30, 2001)                                                                   ended September 30, 2001)
------------------------------------------------------------------------- ------------------------------------------------------
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
                                        TOTAL FUND  WAIVER    TOTAL FUND                                              TOTAL FUND
           MANAGEMEN12B-1    OTHER      OPERATING   OF FUND   OPERATING           MANAGEMENT      12B-1    OTHER      OPERATING
           FEES     AND/OR   EXPENSES   EXPENSES    EXPENSES  EXPENSES            FEES            FEES     EXPENSES   EXPENSES
                    SHAREHOLDER         (BEFORE               (AFTER
                    SERVICEFEES         WAIVER)(1)            WAIVER)
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
CLASS A     0.70%    0.25%     6.98%      7.93%      6.84%      1.09%     CLASS A     0.49%        0.25%     0.57%       1.31%
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
CLASS B     0.70%    1.00%     6.98%      8.68%      6.84%      1.84%     CLASS B     0.49%        1.00%     0.57%       2.06%
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
CLASS C     0.70%    1.00%     6.98%      8.68%      6.84%      1.84%     CLASS C     0.49%        1.00%     0.57%       2.06%
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
CLASS Y     0.70%    0.00%     6.98%      7.68%      6.84%      0.84%     CLASS I     0.49%        0.00%     0.57%       1.06%
---------- -------- -------- ---------- ----------- --------- ----------- ------- --------------- -------- ---------- ----------
------------------------------------------------------------------------- ------------------------------------------------------
(1) Pursuant to an  agreement  between the  investment  advisor and The Wachovia
Funds (the  "Trust"),  the  investment  advisor  agrees  during the period  from
January  1,  2002  through  June  14,  2002  to  waive  its  fees,  and/or  make reimbursement  to the Fund,  so that the Fund's net  operating  expenses  do not exceed,  in the  aggregate,  the Fund's  Total Fund  Operating  Expenses  (After
Waiver) listed above.  The investment  advisor agrees that this obligation shall constitute  a  contractual  commitment  enforceable  by the  Trust  and that the investment  advisor  shall not assert any right to  reimbursement  of amounts so waived or reimbursed.

---------------------------------------------------------------------------
                                OMEGA FUND
                                PRO FORMA

     (based on what the estimated combined expenses of Omega Fund would have been for the fiscal year ended September 30, 2001)

---------------------------------------------------------------------------
----------- ------------- --------- -------------- ------------------------
            MANAGEMENT    12B-1     OTHER          TOTAL FUND OPERATING
            FEES          FEES      EXPENSES       EXPENSES

----------- ------------- --------- -------------- ------------------------
----------- ------------- --------- -------------- ------------------------
CLASS A        0.49%       0.25%        0.57%               1.31%
----------- ------------- --------- -------------- ------------------------
----------- ------------- --------- -------------- ------------------------
CLASS B        0.49%       1.00%        0.57%               2.06%
----------- ------------- --------- -------------- ------------------------
----------- ------------- --------- -------------- ------------------------
CLASS C        0.49%       1.00%        0.57%               2.06%
----------- ------------- --------- -------------- ------------------------
----------- ------------- --------- -------------- ------------------------
CLASS I        0.49%       0.00%        0.57%               1.06%
----------- ------------- --------- -------------- ------------------------

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in New Horizons Fund versus Omega Fund both before and after the Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

-------------------------------------------------------- --- -------------------------------------------------------------
NEW HORIZONS FUND                                            OMEGA FUND

-------------------------------------------------------- --- -------------------------------------------------------------
----------------------------------------- -------------- --- ----------------------------------------- -------------------
ASSUMING REDEMPTION AT END OF PERIOD      ASSUMING NO        ASSUMING REDEMPTION AT END OF PERIOD      ASSUMING NO
                                          REDEMPTION                                                   REDEMPTION
----------------------------------------- -------------- --- ----------------------------------------- -------------------
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
           CLASS   CLASS   CLASS  CLASS   CLASS   CLASS             CLASS A  CLASS B  CLASS C  CLASS   CLASS B   CLASS C
             A       B       C      Y       B       C                                            I
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
AFTER 1     $680    $687   $385    $86     $187   $285       AFTER  $701     $709     $409     $108    $209      $209
year                                                         1 year
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
AFTER 3     $902    $879   $673    $268    $579   $673       AFTER  $966     $946     $646     $337    $646      $646
years                                                        3 years
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
AFTER 5     N/A     N/A     N/A    N/A     N/A     N/A       AFTER  $1,252   $1,308   $1,108   $585    $1,108    $1,108
years                                                        5 years
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------
AFTER 10    N/A     N/A     N/A    N/A     N/A     N/A       AFTER  $2,063   $2,107   $2,390   $1,294  $2,107    $2,390
YEARS                                                        10 YEARS
---------- ------- ------- ------ ------- ------- ------ --- ------ -------- -------- -------- ------- --------- ---------

--------------------------------------------------------------------------------
                                   OMEGA FUND
                                    PRO FORMA
--------------------------------------------------------------------------------
--------------------------------------------------------------- ----------------
ASSUMING REDEMPTION AT END OF PERIOD                       ASSUMING NO
                                                           REDEMPTION

---------------------------------------------------------- ---------------------
-------------- ----------- ---------- ---------- --------- ---------- ----------
               CLASS A     CLASS B    CLASS C    CLASS I   CLASS B    CLASS C
-------------- ----------- ---------- ---------- --------- ---------- ----------
-------------- ----------- ---------- ---------- --------- ---------- ----------
AFTER 1 YEAR      $701       $709       $409       $108      $209       $209
-------------- ----------- ---------- ---------- --------- ---------- ----------
-------------- ----------- ---------- ---------- --------- ---------- ----------
AFTER 3 YEARS     $966       $946       $646       $337      $646       $646
-------------- ----------- ---------- ---------- --------- ---------- ----------
-------------- ----------- ---------- ---------- --------- ---------- ----------
AFTER 5 YEARS    $1,252     $1,308     $1,108      $585     $1,108     $1,108
-------------- ----------- ---------- ---------- --------- ---------- ----------
-------------- ----------- ---------- ---------- --------- ---------- ----------
AFTER 10 YEARS   $2,063     $2,107     $2,390     $1,294    $2,107     $2,390
-------------- ----------- ---------- ---------- --------- ---------- ----------


HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following tables show how each Fund has performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

YEAR-BY-YEAR TOTAL RETURN (%)

         The table below shows the percentage gain or loss for New Horizons Fund's Class A shares in each full calendar year since the Class's inception on 12/22/2000 and for Omega Fund's Class A shares in each of the past ten calendar years. For each Fund the class shown is the oldest class. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns for each Fund would be lower if sales charges were included.

------------------------------------------------------ -------- ---------------------------------------------------------------
             NEW HORIZONS FUND (CLASS A)                                             OMEGA FUND (CLASS A)
------------------------------------------------------ -------- ---------------------------------------------------------------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
        `92  `93 `94 `95  `96 `97 `98  `99 `00 `01              `92    `93   `94    `95   `96    `97   `98   `99  `00    `01
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
50%                                                    50%
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
40%                                                    40%                                                   44.17
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
30%                                                    30%                          36.94
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
20%                                                    20%                                       24.53 27.30
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
10%                                                    10%             19.33              11.31
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
0                                                      0        4.00         -5.66
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
-10%                                                   -10%                                                       -13.61 -15.61
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
-20%                                                   -20%
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
-30%                                           -35.61  -30%
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------
-40%                                                   -40%
------- ---- --- --- ---- --- --- ---- --- --- ------- -------- ------ ----- ------ ----- ------ ----- ----- ---- ------ ------

BEST QUARTER:      4TH QUARTER 2001   +17.94%          BEST QUARTER:     4TH QUARTER 1999    +29.12%
WORST QUARTER:     1ST QUARTER 2001   -31.84%          WORST QUARTER:    4TH QUARTER 2000    -25.55%

         The next table lists each Fund's average annual total return, as applicable, over the past one, five and ten years and since inception (through 12/31/2001), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare New Horizons Fund's performance with the S&P 500 Index and Omega Fund's performance with the Russell 1000 Growth Index. The S&P 500 Index is a market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED 12/31/2001)

-------------------------------------------------------------- -- ---------------------------------------------------------------
NEW HORIZONS FUND                                                 OMEGA FUND*

-------------------------------------------------------------- -- ---------------------------------------------------------------
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
          Inception                               Performance               Inception                               Performance
          Date of           1       5      10     Since                     Date of        1         5       10     Since
          Class           year     year   year    Inception                 Class         year     year     year    4/29/1968
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
Class A   12/22/2000    -39.33%    N/A   N/A      -39.70%         Class A   4/29/1968   -20.47%   9.45%    10.85%   10.52%
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
Class B   12/26/2000    -39.32%    N/A   N/A      -39.41%         Class B   8/2/1993    -20.42%   9.63%    10.75%   10.49%
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
Class C   12/26/2000    -37.40%    N/A   N/A      -37.54%         Class C   8/2/1993    -17.91%   9.92%    10.77%   10.50%
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
Class Y   12/26/2000    -35.51%    N/A   N/A      -33.33%         Class I   1/13/1997   -15.36%   10.99%   11.63%   10.75%
--------- ------------- ---------- ----- -------- ------------ -- --------- ----------- --------- -------- -------- -------------
----------------------- ---------- ----- -------- ------------ -- --------------------- --------- -------- -------- -------------
S&P 500                 -12.73%    N/A   N/A      -12.90%+        Russell 1000 Growth   -20.42%   8.27%    10.79%   N/A
----------------------- ---------- ----- -------- ------------ -- --------------------- --------- -------- -------- -------------
-------------------------------------------------------------- -- ---------------------------------------------------------------
+ This index performance number is as of 12/22/2000.              * Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for
                                                                  Classes B, C and I have not been adjusted to reflect the
                                                                  effect of each Class's 12b-1 fees. These fees are 0.25% for
                                                                  Class A and 1.00% for Classes B and C. Class I does not pay
                                                                  12b-1 fees. If these fees had been reflected, returns for
                                                                  Classes B and C would have been lower while returns for Class
                                                                  I would have been higher.

-------------------------------------------------------------- -- ---------------------------------------------------------------

     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about Omega Fund is also contained in management's discussion of Omega Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in Omega Fund's most recent Annual Report.

WHO WILL BE THE INVESTMENT ADVISOR AND PORTFOLIO MANAGER OF MY FUND AFTER THE MERGER? WHAT WILL THE ADVISORY FEE BE AFTER THE MERGER?

MANAGEMENT OF THE FUNDS

         The overall management of Omega Fund and New Horizons Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and the Board of Trustees of The Wachovia Funds, respectively.

INVESTMENT ADVISOR

         Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Omega Fund and, as of January 2, 2002, to New Horizons Fund. Following are some key facts about EIMC:

 -----------------------------------------------------------------------
 o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.

 o    Has been managing mutual funds and private accounts since 1932.

 o Manages over $102 billion in assets for 129 of the Evergreen and Wachovia Funds as of January 2, 2002. o Is located at 200 Berkeley Street, Boston, Massachusetts 02116.
 -----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

         The day-to-day management of each of New Horizons Fund and Omega Fund is handled by:

         -----------------------------------------------------------------------
         o A team of portfolio management professionals from EIMC's Large Cap Core Growth Team, with team members responsible for various sectors.
         -----------------------------------------------------------------------

ADVISORY FEES

         For its management and supervision of the daily business affairs of Omega Fund, EIMC is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------
         0.66% of the first $250 million of average daily net assets;
         -----------------------------------------------------------------------


WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE MERGER?

         Prior to or at the time of the Merger, New Horizons Fund and Omega Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by New Horizons Fund or its shareholders for federal income tax purposes as a result of receiving Omega Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Omega Fund that are received by a New Horizons Fund shareholder will be the same as the holding period and aggregate tax basis of shares of New Horizons Fund previously held by such shareholder, provided that shares of New Horizons Fund are held as capital assets. In addition, the holding period and tax basis of the assets of New Horizons Fund in the hands of Omega Fund as a result of the Merger will be the same as they were in the hands of New Horizons Fund immediately prior to the Merger. No gain or loss will be recognized by Omega Fund upon the receipt of the assets of New Horizons Fund in exchange for shares of Omega Fund and the assumption by Omega Fund of New Horizons Fund's identified liabilities.

                                      RISKS

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. The risk factors for the Funds are very similar due to the similarity of the Funds' investment objectives and polices. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

----------------------------------------- --------------------------------------
NEW HORIZONS FUND                         OMEGA FUND

----------------------------------------- --------------------------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to STOCK MARKET
             RISK. Both Funds invest a significant portion of their
                          assets in equity securities.

--------------------------------------------------------------------------------

         The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, a shareholder's investment in a Fund may decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

------------------------------------ -------------------------------------------
NEW HORIZONS FUND                    OMEGA FUND

------------------------------------ -------------------------------------------
--------------------------------------------------------------------------------

              Both Funds are subject to MARKET CAPITALIZATION RISK.
              New Horizons Fund invests primarily in companies with
                     capitalizations of at least $1 billion
      and Omega Fund invests its assets across all market capitalizations.

--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

--------------------------------------------- ----------------------------------
NEW HORIZONS FUND                             OMEGA FUND

--------------------------------------------- ----------------------------------
--------------------------------------------------------------------------------

                Both Funds are subject to INVESTMENT STYLE RISK.
                     Omega Fund invests in growth stocks and
              New Horizons invests in both growth and value stocks.

--------------------------------------------------------------------------------

         Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

         Although not a principal investment strategy, both Funds may invest in foreign securities. Omega Fund may invest up to 25% of its assets in foreign securities, and New Horizons Fund may also invest in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates.

         In addition, both Funds may invest in futures and options which are forms of derivatives. New Horizons Fund may invest up to 20% of its assets in stock index futures and options. Omega Fund may invest without limit in futures and options. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

         Omega Fund is also subject to the risks associated with having a high rate of portfolio turnover (greater than 100%) because of its active style of portfolio management. As of September 30, 2001, Omega Fund's portfolio turnover rate was 198%. A high rate of portfolio turnover runs the risk of subjecting the Fund to a greater brokerage and other transaction costs which are borne by the Fund and its shareholders. Higher turnover can also result in the Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income. New Horizons Fund generally does not take portfolio turnover into account in making investment decisions. Its portfolio turnover rate as of November 30, 2001 was 85%.

                               MERGER INFORMATION

REASONS FOR THE MERGER

         On September 1, 2001, and after approval by shareholders of both companies, Wachovia Corporation merged into First Union Corporation. In connection with that merger, First Union Corporation changed its name to "Wachovia Corporation" immediately after consummation of the merger. Prior to the merger, subsidiaries of Wachovia Corporation and First Union Corporation had managed the Wachovia family of funds and the Evergreen family of funds, respectively. Since September 1, 2001, management of this newly combined financial services company has undertaken the process of comparing product offerings within the Wachovia and Evergreen Fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated Wachovia and Evergreen Fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         At a regular meeting held on December 5-6, 2001, all of the Trustees of The Wachovia Funds, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interest of New Horizons Fund and its shareholders, and that the interests of existing shareholders of New Horizons Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Equity Trust considered and approved the Merger at a regular meeting held on December 13-14, 2001. They determined that the Merger was in the best interest of Omega Fund and its shareholders', and that the interests of existing shareholders of Omega Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees of The Wachovia Funds reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives, policies and strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining New Horizons Fund with Omega Fund. As of September 30, 2001, Omega Fund's total net assets were approximately $1,486.7 million and New Horizons Fund's total net assets were approximately $1.1 million. By merging into Omega Fund, shareholders of New Horizons Fund would have the benefit of a larger fund with a similar investment objective and policies.

         The Trustees also considered that the year-to-date performance as of September 30, 2001 was -45.31% for New Horizons Fund and -25.53% for Omega Fund. In addition, the Trustees considered the fact that New Horizons Fund's investment advisor, has indicated that absent the Merger it would propose liquidating New Horizons Fund due to its lack of size and relative underperformance. The Trustees considered the fact that the Merger will be a tax-free alternative to involuntary redemption of shareholders' accounts.

         In addition, the Trustees considered among other things:

o        the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o the fact that EIMC will bear the expenses incurred by New Horizons Fund and Omega Fund in connection with the Merger;

o the fact that Omega Fund will assume the identified liabilities of New Horizons Fund;

o the fact that the Merger is expected to be tax free for federal income tax purposes;

o the relative tax situations of New Horizons Fund and Omega Fund including realized and unrealized gains and losses;

o alternatives available to shareholders of New Horizons Fund, including the ability to redeem their shares;

o        the investment experience, expertise and resources of EIMC;

o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen Family of Funds; and

o the fact that Omega Fund will indemnify the Trustees of The Wachovia Funds against certain liabilities.

         During their consideration of the Merger, the Trustees of the Wachovia Funds met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

       The Trustees of The Wachovia Funds have voted to retain their ability to make claims under their existing Directors and Officers Liability Insurance
Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of The Wachovia Funds concluded that the proposed Merger would be in the best interests of New Horizons Fund and its shareholders.

         The Trustees of Evergreen Equity Trust also approved the Merger on behalf of Omega Fund.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (THE FORM OF WHICH IS Exhibit A hereto).

         The Plan provides that Omega Fund will acquire all of the assets of New Horizons Fund in exchange for shares of Omega Fund and the assumption by Omega Fund of the identified liabilities of New Horizons Fund on or about June 14, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, New Horizons Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Omega Fund will not assume any liabilities or obligations of New Horizons Fund other than those reflected in an unaudited statement of assets and liabilities of New Horizons Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Omega Fund will provide the Trustees of The Wachovia Funds with certain indemnifications as set forth in the Plan.

         The number of full and fractional shares of each class of Omega Fund to be received by the shareholders of New Horizons Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of New Horizons Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of New Horizons Fund by the net asset value per share of the respective class of shares of Omega Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Omega Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, New Horizons Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, New Horizons Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Omega Fund received by New Horizons Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of New Horizons Fund's shareholders on Omega Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Omega Fund due to the Fund's shareholders. All issued and outstanding shares of New Horizons Fund, including those represented by certificates, will be canceled. The shares of Omega Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, New Horizons Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by New Horizons Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of New Horizons Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of New Horizons Fund and Omega Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by New Horizons Fund and Omega Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by New Horizons Fund, Omega Fund or their shareholders.

         If New Horizons Fund shareholders do not approve the Merger, the Trustees of The Wachovia Funds will consider other possible courses of action which may be in the best interest of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Merger is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, New Horizons Fund and Omega Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of New Horizons Fund solely in exchange for shares of Omega Fund and the assumption by Omega Fund of the identified liabilities of New Horizons Fund followed by the distribution of Omega Fund's shares to the shareholders of New Horizons Fund in liquidation of New Horizons Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Omega Fund and New Horizons Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Omega Fund upon the receipt of the assets of New Horizons Fund solely in exchange for the shares of Omega Fund and the assumption by Omega Fund of the identified liabilities of New Horizons Fund;

         (3) No gain or loss will be recognized by New Horizons Fund on the transfer of its assets to Omega Fund in exchange for Omega Fund's shares and the assumption by Omega Fund of the identified liabilities of New Horizons Fund or upon the distribution (whether actual or constructive) of Omega Fund's shares to New Horizons Fund's shareholders in exchange for their shares of New Horizons Fund;

         (4) No gain or loss will be recognized by New Horizons Fund's shareholders upon the exchange of their shares of New Horizons Fund for shares of Omega Fund in liquidation of New Horizons Fund;

         (5) The aggregate tax basis of the shares of Omega Fund received by each shareholder of New Horizons Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of New Horizons Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Omega Fund received by each shareholder of New Horizons Fund will include the period during which the shares of New Horizons Fund exchanged therefor were held by such shareholder (provided that the shares of New Horizons Fund were held as a capital asset on the date of the Merger); and

(6) The tax basis of the assets of New Horizons Fund acquired by Omega Fund will be the same as the tax basis of such assets to New Horizons Fund immediately prior to the Merger, and the holding period of such assets in the hands of Omega Fund will include the period during which the assets were held by New Horizons Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of New Horizons Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Omega Fund shares he or she received. Shareholders of New Horizons Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of New Horizons Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

         As of November 30, 2001, New Horizons Fund had a capital loss carryforward of approximately $304,000. The utilization of this capital loss carryforward by Omega Fund following the Merger will be subject to certain limitations which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

                For Omega Fund's taxable year that includes the date of the Merger, use of New Horizon Fund's capital loss carryforward would be limited to $19,000. For subsequent years, the limitation would be $65,000 per year. Unused portions of this limitation can be used in subsequent years.

                For Omega Fund's taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to Omega Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Closing Date and the denominator which is 365.

                For Omega Fund taxable years ending after the date of the Merger, the capital loss carryforward may be used only to offset gains attributable to post-merger appreciation of the combined assets and the pre-merger appreciation attributable to New Horizons Fund. This limitation expires five years after the date of the merger.

         The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalizations of New Horizons Fund and Omega Fund as of September 30, 2001 and the capitalization of Omega Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.26, 0.29, 0.29 and 0.26 Class A, Class B, Class C and Class I share, respectively, of Omega Fund issued for each Class A, Class B, Class C and Class Y share, respectively, of New Horizons Fund.

                         CAPITALIZATION OF NEW HORIZONS FUND, OMEGA FUND AND OMEGA FUND (PRO FORMA)

--------------------------------- ------------------------------- ------------------------------- -------------------------------
                                        NEW HORIZONS FUND                   OMEGA FUND                OMEGA FUND (PRO FORMA)
Net Assets
Class A                                                 $123,232                    $504,418,548                   $504,541,780,
Class B                                                  $79,710                    $778,976,160                    $779,055,870
Class C                                                  $87,255                    $189,190,766                    $189,278,021
Class Y or Class I                                      $760,542                    $14,151,113                      $14,911,655
                                                        --------                    ------------                     -----------
Total Net Assets                                      $1,050,739                  $1,486,736,587                  $1,487,787,326
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Net Asset Value Per Share
Class A                                                    $5.35                          $20.43                          $20.43
Class B                                                    $5.32                          $18.62                          $18.62
Class C                                                    $5.33                          $18.67                          $18.67
Class Y or Class I                                         $5.36                          $20.65                          $20.65
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Shares Outstanding
Class A                                                   23,022                      24,693,520                      24,699,553
Class B                                                   14,978                      41,838,385                      41,842,666
Class C                                                   16,386                      10,135,789                      10,140,464
Class Y or Class I                                       141,970                         685,293                         722,124
Total Shares Outstanding                                 196,356                      77,352,987                      77,404,806
--------------------------------- ------------------------------- ------------------------------- -------------------------------

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

DISTRIBUTION OF SHARES

         Evergreen  Distributor,  Inc.  ("EDI"),  a  subsidiary  of  BISYS  Fund
Services, acts as underwriter of the shares of Omega Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of shares of New Horizons Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including First Union National Bank and Wachovia Bank, N.A.), or other financial intermediaries. Each Fund offers four classes of shares which are involved in the Merger: Class A, Class B, Class C and Class Y (for New Horizons Fund) or Class I (for Omega Fund). Omega Fund also offers Class IS shares which are not part of the Merger. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, New Horizons Fund shareholders will receive shares of Omega Fund having the same class designation (except that Class Y shareholders of New Horizons Fund will receive Class I shares of Omega Fund) and the same arrangements with respect to the imposition of Rule 12b-1 distribution and shareholder services fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, New Horizons Fund shareholders will receive Omega Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Omega Fund Class B and Class C shares received by New Horizons Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of New Horizons Fund shares and will be subject to the CDSC schedule applicable to the shares on the date of the original purchase of New Horizons Fund shares.

         The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Omega Fund which will be received by New Horizons Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

         CLASS A SHARES. Class A shares are sold at net asset value plus a front-end sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Omega Fund. No front-end sales charge will be imposed on Class A shares of Omega Fund received by New Horizons Fund's shareholders as a result of the Merger.

         CLASS B SHARES. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5% to 1% if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares convert to Class A after seven years following the month in which they were purchased. For purposes of determining when Class B shares issued in the Merger to shareholders of New Horizons Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of New Horizons Fund were originally purchased.

         Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         CLASS C SHARES. Class C shares are sold without a front-end sales charge, but, as indicated below, are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 2.00% CDSC if such shares are redeemed within 13 months of purchase, and a 1.00% CDSC if redeemed within 12 months thereafter. No CDSC is imposed on amounts redeemed after 25 months. Class C shares issued to shareholders of New Horizons Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase (i.e., a 1.00% CDSC if redeemed within 12 months). Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          CLASS I SHARES. Class I shares are sold at net asset value without any front-end or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for Omega Fund. However, New Horizons Fund shareholders who receive Omega Fund Class I shares in the Merger may continue to make subsequent purchases of Class I shares.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

         DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES. Omega Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for Omega Fund by the Trustees of Evergreen Equity Trust without shareholder approval. New Horizons Fund has adopted a Shareholder Servicing Plan with respect to its Class A shares under which the class pays 0.25% of average daily net assets attributable to the class.

         Omega Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc., following the Merger, Omega Fund may make distribution-related and shareholder servicing-related payments with respect to New Horizons Fund shares sold prior to the Merger. New Horizons Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate of 0.75%. In addition, New Horizons Fund has adopted a Shareholder Servicing Plan with respect to its Class B and Class C shares, under which each class pays 0.25% of average daily net assets attributable to such class.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

         No Rule 12b-1 plan has been adopted for either the Class Y shares of New Horizons Fund or the Class I shares of Omega Fund.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.
Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of Omega Fund is $1,000 while the minimum initial purchase requirement for Class I is $1,000,000. There is no minimum for subsequent purchases of shares of Omega Fund. The minimum initial purchase requirement for each class of New Horizons Fund is $250 with a $50 minimum for subsequent purchases. For more information, see "How to Buy Shares - Minimum Investments" in Omega Fund's prospectus and "What Do Shares Cost?" in New Horizons Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Both Funds may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. Both Funds may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and in the case of Omega Fund, may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange represents an initial investment in another fund and must meet any minimum investment requirements imposed by either Fund. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

DIVIDEND POLICY

         Each Fund distributes its investment company taxable income quarterly and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, shareholders of New Horizons Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Omega Fund reinvested in shares of Omega Fund. Shareholders of New Horizons Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Omega Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Omega Fund.

         Both Omega Fund and New Horizons Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Omega Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. New Horizons Fund is a series of The Wachovia Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Wachovia Funds is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

CAPITALIZATION

         The beneficial interests in Omega Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in New Horizons Fund are represented by an unlimited number of transferable shares with no par value. Each Fund's Declaration of Trust permits the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply
Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

       Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of The Wachovia Funds. However, the Declaration of Trust of The Wachovia Funds contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by The Wachovia Funds or the Trustees of The Wachovia Funds. The Declaration of Trust also provides for shareholder indemnification out of the assets of New Horizons Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Neither Evergreen Equity Trust on behalf of Omega Fund nor The Wachovia Funds on behalf of New Horizons Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. A meeting of shareholders may be called for any purpose when requested in writing by the holders of at least 10% of the outstanding shares of The Wachovia Funds entitled to vote. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Equity Trust nor The Wachovia Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Omega Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to New Horizons Fund, 50% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Omega Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Declaration of Trust of The Wachovia Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

LIQUIDATION

         In the event of the liquidation of Omega Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of termination of New Horizons Fund, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund or class, the Trustees will distribute the remaining assets belonging to the Fund or class ratably among the holders of outstanding shares of the Fund or class.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

       Under the Declaration of Trust and By-Laws of The Wachovia Funds, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Evergreen Equity Trust and The Wachovia Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and Massachusetts law directly for more complete information.

               INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

THE INVESTMENT ADVISOR AND EVALUATION BY THE TRUSTEES

         In conjunction with combining the investment management functions within the newly combined Wachovia Corporation, discussed above under "Reasons for the Merger", the Trustees of The Wachovia Funds were asked to approve a series of new investment advisory agreements for The Wachovia Funds on behalf of each of its series, including New Horizons Fund, with EIMC. EIMC, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the investment advisor to the Evergreen Funds and is a wholly owned subsidiary of Wachovia Corporation. At a regular meeting held December 5-6, 2001, the Trustees of The Wachovia Funds met in person to discuss the recommendation.

         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate each of the investment advisory agreements. On December 5, 2001, the Trustees, including all of the Independent Trustees, voted to (1) terminate the existing Investment Advisory Agreement for The Wachovia Funds with Wachovia Fund Advisers, a division of Wachovia Bank, N.A. ("Wachovia Fund Advisers") (the "Prior Agreement"), (2) approve an Interim Investment Advisory Agreement for The Wachovia Funds with EIMC to become effective January 2, 2002 and to remain in effect until the earlier of May 30, 2002 or until a new investment agreement could be presented to and approved by shareholders (the "Interim Advisory Agreement") and (3) approve a new Investment Management Agreement with EIMC to become effective upon approval by shareholders of New Horizons Fund (the "Advisory Agreement"). The Prior Agreement was last submitted to a vote of shareholders on January 1, 1994 with respect to New Horizons Fund.

         The material factors considered by the Trustees in approving the Interim Advisory Agreement and the Advisory Agreement were: (i) the expected nature and quality of services to be provided by EIMC; (ii) the fact that there would be no change in the amount of advisory fees paid by the Fund under the Prior Agreement; (iii) EIMC's financial strength and insurance coverage; (iv) the investment advisory experience and reputation of the personnel of EIMC; and
(v) its administrative support services.

TERMS OF THE ADVISORY AGREEMENT

         The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of The Wachovia Funds, EIMC would be responsible for the day-to-day investment and reinvestment of New Horizons Fund's securities, (2) that New Horizons Fund pays EIMC a maximum fee equal to 0.70% of average daily net assets and EIMC agrees to maintain all current expense caps or waivers in effect with Wachovia Fund Advisers; (3) that, as required by the 1940 Act, it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of New Horizons Fund or by a majority of the Trustees and a majority of the Independent Trustees; (4) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of New Horizons Fund upon 60 days prior written notice; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

FEES PAID UNDER THE ADVISORY AGREEMENTS

         Each of the Prior Agreement, Interim Advisory Agreement and Advisory Agreement for New Horizons Fund provides that the investment advisor be paid a fee at the annual rate listed below:

--------------------------------------------------------------------------------
o 0.70% of average daily net assets.

o EIMC agrees to contractually waive its fees and/or make reimbursements to New Horizons Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.09% for Class A, 1.84% for Class B and Class C, and 1.09% for Class Y.
--------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on November 30, 2001, New Horizons Fund paid $7,770 aggregate advisory fees to Wachovia Fund Advisors.

MORE INFORMATION ABOUT EIMC

         EIMC also serves as investment advisor to the following Evergreen Funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:

                                            NET ASSETS AS OF                            ANNUAL INVESTMENT
FUND                                        SEPTEMBER 30, 2001                          ADVISORY FEE
Evergreen Capital Growth Fund               $635,695,743                                0.80%

Evergreen Core Equity Fund                  $1,579,110,404                              0.62%

Evergreen Fund                              $893,779,908                                0.75% of first $500 million
                                                                                        0.70% of next $500 million
                                                                                        0.65% of next $1 billion
                                                                                        0.625% of amounts over $2 billion

Evergreen Large Company Growth Fund         $584,919,170                                0.61% of first $100 million
                                                                                        0.56% of next $100 million
                                                                                        0.51% of next $100 million
                                                                                        0.46% of next $100 million
                                                                                        0.41% of next $100 million
                                                                                        0.36% of next $500 million
                                                                                        0.31% of next $500 million
                                                                                        0.26% of amounts over $1.5 billion

Evergreen Omega Fund                        $1,486,736,587                              0.66% of first $250 million
                                                                                        0.585% of next $250 million
                                                                                        0.510% of next $500 million
                                                                                        0.410% of amounts over $1 billion

Evergreen Secular Growth Fund               $327,609,499                                0.62%

Evergreen Select Strategic Growth Fund      $640,645,720                                0.62%

Evergreen Stock Selector Fund               $862,410,766                                0.66%



PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF EIMC

         The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

         NAME                       TITLE
         William M. Ennis           Director, President and Chief Executive Officer of Evergreen Investment Company, Inc.
         Donald A. McMullen         Director, Vice Chairman of Wachovia Corporation
         W. Douglas Munn            Director,  Senior Vice  President  and Chief  Operating  Officer of Evergreen  Investment
                                    Company, Inc.
         Dennis H. Ferro            Director, President, Chief Investment Officer
         Richard S. Gershen         Director, Chief Operating Officer
         Christopher P. Conkey      Executive Managing Director, Chief Investment Officer (Equity)
         Sam Paddison               Executive Managing Director, Chief Investment Officer (Specialty Fixed Income)
         Thomas W. Trickett         Chief Financial Officer
         Michael H. Koonce          Secretary, Chief Legal Officer
         James F. Angelos           Senior Vice President, Chief Compliance Officer

ADDITIONAL INFORMATION

                  Wachovia Securities, Inc. ("WSI") is a wholly owned subsidiary of Wachovia Corporation, EIMC's parent. WSI is an affiliated broker-dealer of The Wachovia Funds. New Horizons Fund paid commissions to WSI in the amount of $(_____) for the fiscal year ended November 30, 2001.

                  Wachovia Bank, N.A., a wholly owned subsidiary of Wachovia Corporation and former investment advisor to The Wachovia Funds, acts as custodian for the securities and cash of The Wachovia Funds. For these services, New Horizons Fund paid custody fees in the amount of $222 for the fiscal year ended November 30, 2001.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of New Horizons Fund in connection with a solicitation of proxies by the Trustees of The Wachovia Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., on May 13, 2002, at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7080, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of New Horizons Fund on or about March 22, 2002. Only shareholders of record as of the close of business on February 28, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. However, such "broker non-votes" will have the effect of being counted as votes against the Advisory Agreement which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The Wachovia Funds at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby and FOR approval of the Advisory Agreement.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of New Horizons Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 50% of the Fund's shares entitled to vote) is present. Approval of the Advisory Agreement requires the vote of a majority of the shareholders of New Horizons Fund. A majority is defined in the 1940 Act as the lesser of (a) 67% of the shares of the New Horizons Fund present at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of New Horizons Fund outstanding on the Record Date.

         In voting for the Merger and the Advisory Agreement, all classes of New Horizons Fund will vote together as if they were a single class, and each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of New Horizons Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone, by Internet, vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If New Horizons Fund shareholders do not vote to either approve the Merger and/or the Advisory Agreement, the Trustees of The Wachovia Funds will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a plurality of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Declaration of Trust of The Wachovia Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Omega Fund which they receive in the transaction at their then-current net asset value. Shares of New Horizons Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of New Horizons Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         New Horizons Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The Wachovia Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Omega Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise New Horizons Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

SHAREHOLDER INFORMATION

         As of the Record Date, the following number of each class of shares of beneficial interest of New Horizons Fund was outstanding:

                   ----------------------------------- ------------------------
                   CLASS OF SHARES                     NUMBER OF SHARES

                   ----------------------------------- ------------------------
                   Class A
                   Class B
                   Class C
                   Class Y
                   All Classes

                   ----------------------------------- ------------------------


         As of January 31, 2002, the officers and Trustees of The Wachovia Funds beneficially owned as a group less than 1% of the outstanding shares of New
Horizons Fund. To The Wachovia Funds' knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of New Horizons Fund's outstanding shares as of January 31, 2002:

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
NAME AND ADDRESS                     CLASS    NO. OF SHARES       PERCENTAGE OF SHARES OF        PERCENTAGE OF SHARES OF
----------------                     -----    -------------       ------------------------       -----------------------
                                                                     CLASS BEFORE MERGER            CLASS AFTER MERGER

------------------------------------ ------ ------------------- ------------------------------ -----------------------------


         As of January 31, 2002, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of the outstanding shares of Omega Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of Omega Fund's outstanding shares as of January 31, 2002:

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
NAME AND ADDRESS                     CLASS    NO. OF SHARES       PERCENTAGE OF SHARES OF        PERCENTAGE OF SHARES OF
----------------                     -----    -------------       ------------------------       -----------------------
                                                                     CLASS BEFORE MERGER            CLASS AFTER MERGER

------------------------------------ ------ ------------------- ------------------------------ -----------------------------


THE TRUSTEES OF THE WACHOVIA FUNDS RECOMMEND APPROVAL OF THE PLAN AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE ADVISORY AGREEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of New Horizons Fund as of November 30, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

       The Annual Report of Omega Fund as of September 30, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registrations Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Omega Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         New Horizons Fund and Omega Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

         The Trustees of The Wachovia Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

March 22, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer

     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                      John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                             John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

     VOTE BY TELEPHONE:

1.       Read the PROSPECTUS/PROXY STATEMENT and have your PROXY CARD at hand.
2.       Call the toll-free number indicated on your PROXY CARD.
3.       Enter the CONTROL NUMBER found on your PROXY CARD.
4.       Follow the simple recorded instructions.


     VOTE BY INTERNET:

1.       Read the PROSPECTUS/PROXY STATEMENT and have your PROXY CARD at hand.
2. Go to the website indicated on your PROXY CARD and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0318 (toll free).

                                                                      EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2002, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Evergreen Trust"), with respect to its Evergreen Omega Fund series (the "Acquiring Fund"), and The Wachovia Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222 (the "Wachovia Trust"), with respect to its Wachovia New Horizons Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Evergreen Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         WHEREAS, the Trustees of the Wachovia Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee of Wachovia Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under Wachovia Trust's Declaration of Trust and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D & O insurance coverage for the Trustees of the Wachovia Trust for a period of three years following the Closing Date.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Evergreen Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Evergreen Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class
B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about June 14, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Wachovia Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Wachovia Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         (g) The audited financial statements of the Selling Fund at November 30, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

         (h) Since November 30, 2001 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains [AND HAS MET THE DIVERSIFICATION REQUIREMENTS OF SECTION 817(H) OF THE CODE AND THE RULES THEREUNDER - FOR VARIABLE ANNUITY FUNDS ONLY].

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement , insofar as it relates to the Wachovia Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2   REPRESENTATIONS   OF  THE  ACQUIRING  FUND.  The  Acquiring  Fund
represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Evergreen Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

         (f) The audited financial statements of the Acquiring Fund at September 30, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

         (g) Since September 30, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) As of the Closing Date, the Acquiring Fund will have no liabilities, actual or contingent, known or unknown, except as are set forth in the Statement of Assets and Liabilities referred to in Section 6.2

                  (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. [AND HAS MET THE DIVERSIFICATION REQUIREMENTS OF SECTION 817(H) OF THE CODE AND THE RULES THEREUNDER - FOR VARIABLE ANNUITY FUNDS ONLY.]

                  (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (n) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Evergreen Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Wachovia Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Wachovia Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Evergreen Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Acquiring Fund shall have delivered to the Selling Fund a Statement of the Fund's Assets and Liabilities as of the Closing Date, including a schedule identifying the nature and amount of each liability reflected on such Statement, certified by the Treasurer or Assistant Treasurer of the Acquiring Fund.

         6.3 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Evergreen Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Evergreen Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Wachovia Trust and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Wachovia Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Wachovia Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Kirkpatrick & Lockhart LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of Kirkpatrick & Lockhart LLP, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel (but without independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Wachovia Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel (but without independent inquiry or investigation), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Wachovia Trust's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Evergreen Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Kirkpatrick & Lockhart LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Wachovia Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Evergreen Trust and of the Wachovia Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Evergreen Trust, the Wachovia Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Wachovia Trust and the Evergreen Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Wachovia Trust and Delaware, in the case of the Evergreen Trust, which are hereby referred to and are also on file at the principal offices of the Wachovia Trust or, as the case may be, the Evergreen Trust. The obligations of the Wachovia Trust or of the Evergreen Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Wachovia Trust or the Evergreen Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Wachovia Trust or, as the case may be, the Evergreen Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                  WACHOVIA __________________ FUNDS ON BEHALF OF WACHOVIA ________________________ FUND

                  By:  ___________________________

                  Name: _____________________

                            Authorized Officer

                  EVERGREEN __________________ TRUST ON BEHALF OF EVERGREEN ________________________ FUND

                  By:  ____________________________

                  Name:    ______________________

                                        Authorized Officer

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC., solely for the purposes of Article 1.3 and 9.1 of this Agreement,

By:  __________________________

Name:  _________________________

Authorized Officer

                                                                      EXHIBIT B

                               MD&A FOR OMEGA FUND


                                    EVERGREEN

                                   OMEGA FUND

                    FUND AT A GLANCE AS OF SEPTEMBER 30, 2001

      "WE INTEND TO FOCUS ON COMPANIES WITH CONSISTENT EARNINGS GROWTH AND
        CORPORATIONS WITH REGULARLY RECURRING REVENUES THAT MAY HELP THEM
               WITHSTAND THE UNCERTAINTIES OF THE BUSINESS CYCLE."

                              PORTFOLIO MANAGEMENT

                            MAUREEN E. CULLINANE, CFA

                               Tenure: April 1989

                            PERFORMANCE AND RETURNS2

PORTFOLIO INCEPTION DATE: 4/29/1968    CLASS A    CLASS B   CLASS C   CLASS I**
Class Inception Date                  4/29/1968  8/2/1993  8/2/1993   1/13/1997
[GRAPHIC OMITTED]
AVERAGE ANNUAL RETURNS*
[GRAPHIC OMITTED]
1 year with sales charge               -47.86%    -47.69%   -46.13%      N/A
[GRAPHIC OMITTED]
1 year w/o sales charge                -44.67%    -45.09%   -45.09%    -44.53%
[GRAPHIC OMITTED]
5 years                                 7.59%      7.73%     8.03%      9.09%
[GRAPHIC OMITTED]
10 years                                10.67%    10.59%    10.61%     11.44%
[GRAPHIC OMITTED]
Maximum Sales Charge                    5.75%      5.00%     2.00%       N/A
                                      Front End    CDSC      CDSC
[GRAPHIC OMITTED]
12-MONTH CAPITAL GAIN DISTRIBUTIONS
PER SHARE                               $1.64      $1.64     $1.64      $1.64
[GRAPHIC OMITTED]
*Adjusted for maximum applicable sales charge unless noted.

**Effective at the close of business May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

                                LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Omega Fund, Class A shares2, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The RUSSELL 1000 GROWTH is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                            CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2001 and is subject to change.

                                       29


                                    EVERGREEN

                                   OMEGA FUND

                           PORTFOLIO MANAGER INTERVIEW

HOW DID THE FUND PERFORM?

A challenging investment environment had a significant effect on fund performance. For the twelve-month period ended September 30, 2001, Evergreen Omega Fund Class A shares had a total return of -44.67%. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 1000 Growth Index returned -45.64%. The median return of multi-cap growth funds during the same period was -50.17%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                            PORTFOLIO CHARACTERISTICS

                                (AS OF 9/30/2001)

Total Net Assets                                   $1,486,736,587
[GRAPHIC OMITTED]
Number of Holdings                                             65
[GRAPHIC OMITTED]
Beta                                                         1.13
[GRAPHIC OMITTED]
P/E Ratio                                                   27.0x
[GRAPHIC OMITTED]


WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

It was a difficult time to be a growth investor. Economic growth slowed throughout the period, while consumers lost confidence and unemployment rates climbed higher. In response, the Federal Reserve Board eased monetary policy by aggressively lowering short-term interest rates, while the president and the Congress considered tax cuts and spending proposals to stimulate the economy.

The slowdown affected the technology sector the most severely. Technology company stocks had soared in late 1999 and early 2000 as company earnings rose because of heavy corporate investments on equipment and software for systems upgrades, productivity enhancements and data protection. Much of that spending was linked to industry efforts to avoid any potential computer glitches associated with the 2000 calendar year. But after 2000 arrived, capital spending on technology and telecommunications plummeted, technology company earnings dropped and stock prices soon moved in the same direction. As the tech bubble burst, corporations throughout the economy began to report disappointing earnings and their stocks also lost value.

                                  TOP 5 SECTORS

                    (AS A PERCENTAGE OF 9/30/2001 NET ASSETS)

Healthcare                                                  32.4%
[GRAPHIC OMITTED]
Consumer Discretionary                                      24.6%
[GRAPHIC OMITTED]
Information Technology                                      17.3%
[GRAPHIC OMITTED]
Industrials                                                 13.1%
[GRAPHIC OMITTED]
Financials                                                   5.0%
[GRAPHIC OMITTED]


WHAT STRATEGIES DID YOU PURSUE IN THIS DIFFICULT ENVIRONMENT?

While we adjusted to the environment, we still focused on two long-term themes: investing in technology because of the potential opportunities through productivity enhancement developments; and investing in healthcare because of increasing demand created by the aging baby boomer generation.

We did reduce our tech weightings somewhat. By the end of the fiscal year, on September 30, our tech positions had fallen from an overweight position to about 17.3% of the fund's net assets, compared to tech's 30% weighting in the Russell

                                       30

                                    EVERGREEN

                                   OMEGA FUND

                           PORTFOLIO MANAGER INTERVIEW

1000 Growth Index. Technology remained to be one of our largest sector weighting, however, as we continue to believe in the long-term growth opportunity of this sector. Technology provides the tools necessary to enhance the productivity of American business. The best opportunities change, however. Investing in technology is becoming a stock-by-stock effort, as we search for the companies with the best competitive products and services. One company in which we invested was Affiliated Computer Systems, which provides transaction processing and outsourcing solutions to other companies. Unlike most technology-related companies, Affiliated's high recurring revenues give it the potential to generate consistent earnings gains of 20-25% a year.

Throughout the twelve months, we emphasized healthcare stocks. Increasing demand created by favorable demographics helped fuel the growth achieved by many companies. We focused primarily on healthcare services and devices, generic pharmaceutical manufacturers and biotechnology companies. At the end of the fiscal year, the fund's weighting in healthcare had climbed to 32.4% of net assets, compared to 21% six months earlier. Our investments included: generic manufacturers such as Mylan Labs; and drug distributors, including AmerisourceBergen and Cardinal Health.

Early in the year, we increased our focus on energy stocks as energy prices were climbing, but we cut back on our emphasis in this sector during the second half of the fiscal year as oil and natural gas prices peaked and drilling activity started to slow. Since March, the fund's emphasis on energy fell from 7% of net assets to 2.2%. We also reduced our holdings in financial services after investments failed to perform well.

After many consumer-related stocks lost value earlier in the twelve-month period in anticipation of the economic slowdown, we took advantage of the lower prices to increase our holdings in consumer cyclical stocks, such as restaurant and retailers. Low interest rates, tax rebates and declining energy prices during the second half of the fiscal year all helped many restaurant and retail chains produce good earnings. In the second half of the twelve-month period, the fund's weighting in consumer cyclicals rose from 10% of net assets to 17%. Our investments included Family Dollar, B.J.'s Wholesale Club, and Best Buy, three very different discount retail chains.

                                 TOP 10 HOLDINGS

                    (AS A PERCENTAGE OF 9/30/2001 NET ASSETS)

Tyco International, Ltd.                                     3.9%
[GRAPHIC OMITTED]
Express Scripts, Inc.                                        3.2%
[GRAPHIC OMITTED]
Affiliated Computer Services, Inc.                           3.1%
[GRAPHIC OMITTED]
Pfizer, Inc.                                                 3.0%
[GRAPHIC OMITTED]
AmerisourceBergen Corp.                                      2.8%
[GRAPHIC OMITTED]
Cardinal Health, Inc.                                        2.5%
[GRAPHIC OMITTED]
Microsoft Corp.                                              2.4%
[GRAPHIC OMITTED]
NVIDIA Corp.                                                 2.2%
[GRAPHIC OMITTED]
Harley-Davidson, Inc.                                        2.1%
[GRAPHIC OMITTED]
IDEC Pharmaceuticals Corp.                                   2.1%
[GRAPHIC OMITTED]


WHAT IS YOUR OUTLOOK?

While an economic recovery probably is not imminent, we believe the conditions are present for an eventual sharp re-acceleration of economic growth. The economy clearly was slowing long before the tragedies of September 11. But after the attack, the federal government's focus on economic stimulus through both fiscal and monetary policies increases the likelihood of a rebound. On the monetary side, the Federal Reserve has been very aggressive in bringing down short-term interest rates. At the same time,

                                       31



                                    EVERGREEN

                                   OMEGA FUND

                           PORTFOLIO MANAGER INTERVIEW

we see new calls for a government spending program and proposals for additional tax cuts. On the negative side, many corporations feel compelled to spend capital on security rather than on business expansion, and airlines and related industries clearly have been hurt. However, we think it is reasonable to think that the economy should begin growing again sometime in 2002.

From an investing point of view, stock valuations now look very attractive. In the near term, we probably will see additional choppiness, with market gains one week offset by losses the next week. However, opportunities will present themselves in this environment. We believe individual stock selection, based on fundamental research, will be more important than sector focus. The market declines of the past year have taken much of the excess out of stock prices, and valuations are reasonable in the context of low inflation.

We intend to focus on companies with consistent earnings growth and corporations with regularly recurring revenues that help them withstand the uncertainties of the business cycle. In addition, we intend to look for compelling individual stories that create good investment opportunities.

                                                                     EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made the 13th day of May 2002, by and between THE WACHOVIA FUNDS, a Massachusetts business trust (the "Trust") and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company, (the "Adviser").

         WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds");

         THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. (a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         (b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

2. (a) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

         (b) The Trust hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

         (c) The Adviser shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder, as the same may be amended from time to time, pertaining to the investment advisory services performed by it and not otherwise created and maintained by another party pursuant to a contract with the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Trust which are in the possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

3. The Adviser shall bear its expenses incurred in connection with its services hereunder. The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund. The Adviser's fee is computed as of the close of business on each business day.

         A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

6. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

7. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any Sub-Adviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-Adviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any Sub-Adviser.


8. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.


9. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

10. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

11. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

12. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

13. The Trust is governed by its Declaration of Trust (a copy of which is on file with the Secretary of the Commonwealth of Massachusetts), which provides that no shareholder, trustee, officer, employee or agent of the Trust or of any series or class of the Trust shall be liable hereunder, and that any other party hereto shall look solely to the assets belonging to the relevant series or class of the Trust for payment of any claim hereunder or for the performance hereof.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              THE WACHOVIA FUNDS


                               By:

                              Name:

                             Title:

                              EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                               By:

                              Name:

                             Title:

                                                           As of May 13, 2002

                                   Schedule 1

Wachovia Equity Fund
Wachovia Quantitative Equity Fund
Wachovia Growth and Income Fund
Wachovia Equity Index Fund
Wachovia Special  Values Fund
Wachovia Emerging  Markets Fund
Wachovia Personal   Equity  Fund
Wachovia Balanced  Fund
Wachovia Blue Chip Value Fund
Wachovia New   Horizons    Fund
Wachovia International  Equity  Fund
Wachovia Fixed  Income  Fund
Wachovia Intermediate  Fixed  Income Fund
Wachovia Short-Term Fixed Income  Fund
Wachovia Prime Cash  Management Fund
Wachovia Tax-Free Money Market Fund
Wachovia U.S.Treasury  Money  Market Fund
Wachovia Money Market Fund

                                                       As of May 13, 2002

                                   Schedule 2

         As compensation for the Adviser's services to each Fund during the period of this Agreement, each Fund will pay to the Adviser a fee at the annual rate of:

         Fund                                                  Fee

Wachovia Equity Fund                     0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.08% for Class A, 1.83% for Class B and Class C, and 0.83% for Class Y.

Wachovia Quantitative Equity Fund         0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.06% for Class A, 1.81% for Class B and Class C, and 0.81% for Class Y.

Wachovia Growth and Income Fund            0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.07% for Class A, 1.82% for Class B and Class C, and 0.82% for Class Y.

Wachovia Equity Index Fund                0.30% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.66% for Class A, 1.41% for Class B and Class C, and 0.41% for Class Y.

Wachovia Special Values Fund            0.80% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.21% for Class A, 1.96% for Class B and Class C, and 0.96% for Class Y.

Wachovia Emerging Markets Fund           1.00% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.52% for Class A, 2.27% for Class B and Class C, and 1.27% for Class Y.

Wachovia Personal Equity Fund              0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.06% for Class A, 1.81% for Class B and Class C, and 0.81% for Class Y.

Wachovia Balanced Fund                     0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.01% for Class A, 1.76% for Class B and Class C, and 0.76% for Class Y.

Wachovia Blue Chip Value Fund               0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.09% for Class A, 1.84% for Class B and Class C, and 0.84% for Class Y

Wachovia New Horizons Fund                  0.70% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.09% for Class A, 1.84% for Class B and Class C, and 1.09% for Class Y

Wachovia International Equity Fund           1.00% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.88% for Class A, 2.63% for Class B and Class C, and 1.63% for Class Y

Wachovia Fixed Income Fund                  0.60% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.96% for Class A, 1.71% for Class B and Class C, and 0.71% for Class Y

Wachovia Intermediate Fixed Income Fund      0.60% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.99% for Class A, 1.74% for Class B and Class C, and 0.74% for Class Y


Wachovia Short-Term Fixed Income Fund        0.55% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.88% for Class A, 1.63% for Class B and Class C, and 0.63% for Class Y

Wachovia Prime Cash Management Fund         0.30% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.18% for Institutional Shares.

Wachovia Tax-Free Money Market Fund         0.50% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.24% for Institutional Shares and 0.64% for Investment Shares.

Wachovia U.S. Treasury Money Market Fund    0.50% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.24% for Institutional Shares and 0.64% for Investment Shares.

Wachovia Money Market Fund                  0.50% of average daily net assets

         The Adviser agrees to waive its fees and /or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.38% for Institutional Shares and 0.78% for Investment Shares.

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                           WACHOVIA NEW HORIZONS FUND

                                   A Series of

                               THE WACHOVIA FUNDS

                             101 Greystone Boulevard

                               Columbia, SC 29226

                                 (800) 994-4414

                        By and In Exchange For Shares of

                              EVERGREEN OMEGA FUND

                                   A Series of

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Wachovia New Horizons Fund ("New Horizons Fund"), a series of The Wachovia Funds, to Evergreen Omega Fund ("Omega Fund"), a series of Evergreen Equity Trust, in exchange for Class A and Class I shares (to be issued to holders of Class A and Class Y shares, respectively, of New Horizons Fund) of beneficial interest, $0.001 par value per share, of Omega Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of New Horizons Fund dated January 31, 2002;

(2)      The Statement of Additional Information of Omega Fund dated February
         1, 2002;

(3)      Annual Report New Horizons Fund dated November 30, 2001;

(4)      Annual Report of Omega Fund September 30, 2001;

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Omega Fund dated March 22, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling (866) 515-0318 or writing to Evergreen Equity Trust at the address set forth above.

         The date of this Statement of Additional Information is March 22, 2002.

                               THE WACHOVIA FUNDS

         Class A Shares, Class B Shares, Class C Shares, Class Y Shares


                              Wachovia Equity Fund

                       Wachovia Quantitative Equity Fund

                         Wachovia Growth & Income Fund

                           Wachovia Equity Index Fund

                          Wachovia Special Values Fund

                         Wachovia Emerging Markets Fund

                         Wachovia Personal Equity Fund

                             Wachovia Balanced Fund

                         Wachovia Blue Chip Value Fund

                           Wachovia New Horizons Fund

                       Wachovia International Equity Fund

                           Wachovia Fixed Income Fund

                    Wachovia Intermediate Fixed Income Fund

                     Wachovia Short-Term Fixed Income Fund


                          THE WACHOVIA MUNICIPAL FUNDS

                       Class A Shares and Class Y Shares

                      Wachovia Georgia Municipal Bond Fund

                  Wachovia North Carolina Municipal Bond Fund

                  Wachovia South Carolina Municipal Bond Fund

                     Wachovia Virginia Municipal Bond Fund



                      Statement of Additional Information

                                January 31, 2002



This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses of The Wachovia Funds and The Wachovia Municipal Funds, dated January 31, 2002.

This SAI incorporates by reference the Funds' Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-994-4414.

Contents

      How Are the Funds Organized?................................ 2
                                                                  --
      Securities in Which the Funds Invest........................ 3
                                                                   -
      What do Shares Cost?....................................... 25
                                                                  --
      How are the Funds Sold?.................................... 26
                                                                  --
      How to Buy Shares.......................................... 27
                                                                  --
      How to Exchange Shares..................................... 28
                                                                  --
      How to Redeem Shares....................................... 28
                                                                  --
      Account and Share Information.............................. 28
                                                                  --
      Tax Information............................................ 31
                                                                  --
      Who Manages and Provides Services to the Funds............. 33
                                                                  --
      How do the Funds Measure Performance?...................... 39
                                                                  --
      Financial Information...................................... 50
                                                                  --
      Investment Ratings......................................... 51
                                                                  --
      Addresses.......................................... Back Cover

                    Federated Securities Corp., Distributor,
                     subsidiary of Federated Investors, Inc.
                                 3012917B (1/02)
                                       --


HOW ARE THE FUNDS ORGANIZED?

The Wachovia Funds and The Wachovia Municipal Funds (each a Trust and together the Trusts) are open-end, management investment companies that established under the laws of the Commonwealth of Massachusetts on November 19, 1991 and August 15, 1990. The Trusts may offer separate series of shares representing interests in separate portfolios of securities. The Trusts changed their name from The Biltmore Funds and The Biltmore Municipal Funds, respectively on July 31, 1997. The Boards of Trustees (together, the Boards) have established four classes of shares of The Wachovia Funds, known as Class A Shares, Class B Shares, Class C Shares and Class Y Shares and two classes of shares of The Wachovia Municipal Funds, known as Class A Shares and Class Y Shares (Shares). This SAI relates to all four classes of Shares.


----------------------------------------
The Wachovia Funds currently     Shares
offer the following
professionally managed,
diversified portfolios:
----------------------------------------
----------------------------------------
Wachovia Equity Fund (Equity     A,B,C,Y
Fund)
----------------------------------------
----------------------------------------
Wachovia Quantitative Equity     A,B,C,Y
Fund
(Quantitative Equity Fund)
----------------------------------------
----------------------------------------
Wachovia Growth & Income Fund    A,B,C,Y
(Growth & Income Fund)
----------------------------------------
----------------------------------------
Wachovia Equity Index Fund       A,B,C,Y
(Equity Index Fund)
----------------------------------------
----------------------------------------
Wachovia Special Values Fund     A,B,C,Y
(Special Values Fund)
----------------------------------------
----------------------------------------
Wachovia Emerging Markets Fund   A,B,C,Y
(Emerging Markets Fund)
----------------------------------------
----------------------------------------
Wachovia Personal Equity Fund    A,B,C,Y
(Personal Equity Fund)
----------------------------------------
----------------------------------------
Wachovia Balanced Fund           A,B,C,Y
(Balanced Fund)
----------------------------------------
----------------------------------------
Wachovia Blue Chip Value Fund    A,B,C,Y
(Blue Chip Value Fund)
----------------------------------------
----------------------------------------
Wachovia New Horizons Fund       A,B,C,Y
(New Horizons Fund)
----------------------------------------
----------------------------------------
Wachovia International Equity    A,B,C,Y
Fund
(International Equity Fund)
----------------------------------------
----------------------------------------
Wachovia Fixed Income Fund       A,B,C,Y
(Fixed Income Fund)
----------------------------------------
----------------------------------------
Wachovia Intermediate Fixed      A,B,C,Y
Income Fund
(Intermediate Fixed Income Fund
----------------------------------------
----------------------------------------
Wachovia Short-Term Fixed        A,B,C,Y
Income Fund
(Short-Term Income Fund)
----------------------------------------

----------------------------------------
                                 Shares
The Wachovia Municipal Funds
currently offer the following
professionally managed,
non-diversified portfolios:
----------------------------------------
----------------------------------------
Wachovia Georgia Municipal Bond  A,Y
Fund
(Georgia Municipal Bond Fund)
----------------------------------------
----------------------------------------
Wachovia North Carolina          A,Y
Municipal Bond Fund
(North Carolina Municipal Bond
Fund)
----------------------------------------
----------------------------------------
Wachovia South Carolina          A,Y
Municipal Bond Fund
(South Carolina Municipal Bond
Fund)
----------------------------------------
----------------------------------------
Wachovia Virginia Municipal      A,Y
Bond Fund
(Virginia Municipal Bond Fund)
----------------------------------------

SECURITIES IN WHICH THE FUNDS INVEST

Following tables indicate which types of securities are a:
  P = Principal investment of a Fund; (shaded in chart)
  A = Acceptable (but not principal) investment of a Fund; or N = Not an acceptable investment of a Fund.

Municipal Funds
--------------------------------------------------------------------------------
Securities                    Georgia        North         South       Virginia
                             Municipal     Carolina      Carolina      Municipal
                             Bond Fund     Municipal     Municipal     Bond Fund
                                           Bond Fund     Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank                             A             A             A             A
Instruments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Commercial                       A             A             A             A
Paper7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Demand Mater                     A             A             A             A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lending of Portfolio             A             A             A             A
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market                     A             A             A             A
Instruments

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Municipal                        P             P             P             P
Securities8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase                       A             A             A             A
Agreements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Restricted and Illiquid          A             A             A             A
Securities11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other              A             A             A             A
Investment Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other              A             A             A             A
Investment Companies -
Closed-End
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government                  A             A             A             A
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate Demand             A             A             A             A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When-Issued                      A             A             A             A
Transactions
--------------------------------------------------------------------------------



Equity Funds

--------------------------------------------------------------------------------
Securities              Equity QuantitativGrowth   Equity SpecialEmerging Person
                         Fund  Equity     &        Index  Values Markets  Equity
                                  Fund    Income    Fund   Fund    Fund     Fund
                                            Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Depository       A        A         A       A      A       A        A
Receipts1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banking Instruments       A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Commercial Paper7         A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks             P        P         P       P      P       P        P
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Convertible Securities    A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Corporate Debt            A        A         A       N      A       A        A
Obligations6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Emerging Market           N        N         N       N      N       P        N
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
European Depository       A        A         A       N      A       A        A
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Currency          N        N         N       N      N       A        N
Transactions4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Securities1       A        A         A       A      A       P        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Futures and Options       A        A         A       A      A       A        A
Transactions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Global Depository         A        A         A       N      A       A        A
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
High-Yield Securities2    N        N         N       N      A       A        N
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Index Participation       N        N         N       A      N       N        N
Contracts5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lending of Portfolio      A        A         A       A      A       A        A
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Master Limited            N        N         N       N      A       N        N
Partnerships
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market              A        A         A       A      A       A        A
Instruments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mortgage-Backed           N        N         N       N      N       A        N
Securities9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Options on Financial      A        A         A       N      A       A        A
Futures
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Over-the-Counter          A        A         A       N      A       A        A
Options
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Preferred Stocks          A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements     A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Restricted and            A        A         A       A      A       A        A
Illiquid Securities11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Reverse Repurchase        A        A         A       A      A       A        A
Agreements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other       A        A         A       A      A       A        A
Investment Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Index Futures       A        A         A       A      A       A        A
and Options3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Temporary Investments     A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government           A        A         A       A      A       A        A
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate Demand      A        A         A       A      A       A        A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Warrants                  A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When-Issued               A        A         A       A      A       A        A
Transactions
--------------------------------------------------------------------------------


Equity Funds and Income Funds

--------------------------------------------------------------------------------
Securities              Balanced Blue     New     Inter-natFixed Inter-medShorrm
                          Fund   Chip     HorizonsEquity   Income  Fixed    Fixe
                                 Value     Fund     Fund    Fund   Income   Inco
                                   Fund                              Fund    Fun
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Depository        A        A        A                N       N       N
Receipts1                                         P
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Asset-Backed               A        N        N       A        A       A       A
Securities10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank Instruments           A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Commercial Paper7          A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks              P        P        P       P        N       N       N
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Convertible Securities     A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Corporate Debt             P        A        A       A        P       P       P
Obligations6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Demand Master Notes        A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
European Depository        A        A        A       A        N       N       N
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Currency           N        A        A       A        N       N       N
Transactions4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Securities1        A        A        A       P        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Futures and Options        A        A        A       P        A       A       A
Transactions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Futures on Foreign         A        N        N       A        A       A       A
Government Debt
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Global Depository          A        A        A       A        N       N       N
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mortgage-Backed            N        N        N       N        N       N       N
Securities9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Preferred Stocks           A        P        P       P        N       N       N
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements      A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Restricted and             A        A        A       A        A       A       A
Illiquid
Securities11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Reverse Repurchase         A        A        A       A        A       A       A
Agreements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other        A        A        A       A        A       A       A
Investment
Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other        A        A        A       A        A       A       A
Investment Companies -
Closed-End
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Index Futures        A        P        P       P        N       N       N
and
Options3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stripped                   A        N        N       N        A       A       A
Mortgage-Backed
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Temporary                  A        A        A       A        A       A       A
Investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government            A        A        A       A        A       A       A
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate Demand       A        A        A       A        A       A       A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Warrants                   A        P        P       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When-Issued                A        A        A       A        A       A       A
Transactions
--------------------------------------------------------------------------------

1. Each of the Equity Fund, Quantitative Equity Fund, Special Values Fund, Balanced Fund and Personal Equity Fund may not invest more than 20% of its assets in ADRs and not more than 10% of its assets in other securities of foreign issuers (non-ADRs).
2. Securities are rated Baa or lower by Moody's or BBB or lower by S&P. Each Fund will not invest more than 35% of its total assets in such securities.
3. Not more than 20% of each Funds assets will be invested. The Funds will not purchase options to the extent that more than 5% of the value of a Fund's total assets would be invested in premiums on open put option positions or margin deposits on open positions as applicable.
4. No more than 30% of the Fund's assets will be committed to forward contracts at any time. This restriction does not include forward contracts entered into to settle securities transactions.
5. The value of these contracts together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets.
6. Rated A or better by Moody's or S&P or of comparable quality as determined by the investment adviser. Each of the Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Income Fund may invest up to 5% of its assets in obligations rated Baa by Moody's or BBB by S&P or of comparable quality as determined by the investment adviser.
7. Rated Prime-1 by Moody's or A-1 by S&P or of comparable quality as determined by the investment adviser.
8. State Municipal Securities are subject to one or more of the following quality standards: rated A or better by Moody's or S&P; up to 5% of total assets rated Baa by Moody's or BBB by S&P; insured by a municipal bond insurance company rated AAA by S&P or Aaa by Moody's; secured by an irrevocable escrow of direct obligations of the U.S. government; or of comparable quality as determined by the investment adviser.
9. Collateralized Mortgage Obligations must be rated AAA or better or of comparable quality as determined by the investment adviser. Fixed Income Fund, Intermediate Fixed Income Fund, Short-Term Income Fund, and Balanced Fund each may invest up to 5% of its assets in CMOs rated Baa or better by Moody's or Baa or better by S&P.
10. Rated A or better by Moody's or S&P. Each Fund (except the Balanced Fund) may also invest up to 5% of its assets in securities rated Baa by Moody's or BBB by S&P.
11. Each Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.




Securities Descriptions and Techniques

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which a Fund may invest.

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

  Preferred Stocks

  Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

   Securities of Other Investment Companies - Closed-End Funds

   The Fund may purchase closed-end funds that invest in foreign securities. Unlike open-end investment companies, like the Fund, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over-the-counter. Also unlike open-end funds, closed-end funds do not stand ready to issue and redeem shares on a continuous basis. Closed-end funds often sell at a discount from net asset value (NAV).

   The Fund's investment in closed-end funds is subject to the 1940 Act's limits on investment in other mutual funds. Under the 1940 Act, each Fund may invest up to 5% of its total assets in any one mutual fund, but may not own more than 3% of any one mutual fund or invest more than 10% of its total assets in mutual funds as a group.

   Initial Public Offerings

   Under certain market conditions, the Fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the Advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

  Interests in Other Limited Liability Companies

  Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

  Real Estate Investment Trusts (REITs)

  REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

  Warrants

  Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Master Limited Partnerships

A master limited partnership is a publicly owned limited partnership whose shares are bought and sold on an organized stock exchange.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

  Treasury Securities

  Treasury securities are direct obligations of the federal government of the United States. Investors regard treasury securities as having the lowest credit risks.

  Agency Securities

  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as treasury securities.

  The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

   Receipts

   Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

  Corporate Debt Securities

  Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely amount issuers.

  The credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

  Commercial Paper

  Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

  Demand Instruments

  Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

   Noninvestment Grade Securities

   Lower-rated, fixed-income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized rating service. There is no minimal acceptable rating for a security to be purchased or held by the Fixed Income Funds and the Fixed Income Funds may purchase or hold unrated securities and securities whose issuers are in default. Each of the Fixed Income Funds will limit their investment in noninvestment grade securities to no more than 10% of each Fund's total assets.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.


PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). Pos increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Historically, borrowers are more likely to refinance their mortgage than any other type of consumer or commercial debt. In addition, some asset backed securities use prepayment to buy additional assets, rather than paying off the securities. Therefore, while asset backed securities may have some prepayment risks, they generally do not present the same degree of risk as mortgage backed securities.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. An investor must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. A Fund may treat these contracts as fixed income securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security after the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the investment adviser may evaluate the credit risk of a fixed income security based solely upon its credit enhancement. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. Following a default, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund may treat convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

  General Obligation Bonds

  General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.


  Special Revenue Bonds

  Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

    Private Activity Bonds

    Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

    The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Municipal Funds may invest in bonds subject to AMT.

  Tax Increment Financing Bonds

  Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

  Municipal Notes

  Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

  Variable Rate Demand Instruments

  Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

  Municipal Leases

  Municipalities frequently enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by failing to include the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale. The Fund typically invests in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

 it is organized under the laws of, or has a principal office located in, another country;

 the principal trading market for its securities is in another country; or

 it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Depositary Receipts

  Depositary receipts represent interests in underlying securities issued by a foreign company. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

  Foreign Exchange Contracts

  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

  Foreign Government Securities

  Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European investment Bank and the Inter-American Development Bank.

  Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

   Brady Bonds

   Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

A Fund may trade in the following types of derivative contracts.

  Futures Contracts

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

  Options

  Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

  A Fund, except the Wachovia Municipal Funds may engage in one or more of the following:

  Buy call options on securities, securities indices and futures contracts in anticipation of an increase in the value of the underlying asset.

  Buy put options on securities, securities indices and futures contracts in anticipation of a decrease in the value of the underlying asset.

  Write call options on securities, securities indices and futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

  Write put options on securities, securities indices and futures contracts (to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset). In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

  When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

  Buy or write options to close out existing options positions.


  Hybrid Instruments

  Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Special Transactions

  Repurchase Agreements

  Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser.

  The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The investment adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

  Repurchase agreements are subject to credit risks.

  Reverse Repurchase Agreements

  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

  Delayed Delivery Transactions

  Delayed delivery transactions are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

    To Be Announced Securities (TBAs)

    As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.


  Dollar Rolls

  Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

  Securities Lending

  A Fund may lend portfolio securities to borrowers that the investment adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

  The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

  Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

  Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash on a temporary basis, however, the Funds may invest in high yield securities by investing in investment companies that invest primarily in such securities.

Investment Risks

Stock Market Risks

 The value of equity securities in a Fund's portfolio will rise and fall.
  These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

 The investment adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

 Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the investment adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

 A substantial part of a Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, by issuers located in the same state, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Liquidity Risks

 Trading opportunities are more limited for equity securities that are not widely held and for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

 Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

 OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Company Size

 Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

 Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks Related to Investing for Value

    Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Investing for Growth

   Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Currency Risks

 Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

 The investment adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

 The Equity Funds may invest in foreign securities. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

 Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

 Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Emerging Market Securities Risks

 Investing in the Emerging Markets Fund entails a substantial degree of risk.
  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

 Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leverage Risks

 Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

 Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Interest Rate Risks

 Prices of fixed income securities rise and fall in response to interest rate changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

 Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

 Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

 Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the investment adviser's credit assessment.

 Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

 Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

 Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

 If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

 Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

  For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

  Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

 Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risks Associated with Noninvestment Grade Securities

 Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Tax Risks

 In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

 Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.


Investing in the S&P 500 Index (S&P 500)-Equity Index Fund

The Equity Index Fund is managed passively, in the sense that the traditional management functions of economic, financial and market analysis are limited to the extent that the Fund seeks to duplicate the composition of the S&P 500. Furthermore, a company's adverse financial circumstance will not require its elimination from the Fund's portfolio, unless the company's stock is removed from the Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the index. The Fund will select a stock for purchase into its investment portfolio based on the stock's inclusion and weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in any one stock comprising the Index may not be identical to the percentage the particular stock represents in the Index.

On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, additional adjustments will be made in the Fund's portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to duplicate the composition of the Index and approximate its performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

Since the Fund will seek to duplicate the Index's stock composition precisely, it is anticipated that the Fund's performance will approximate the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, changes in the securities markets and the Index itself, and the normal costs of a mutual fund will account for the difference between the performances of the Fund and the Index.

Investment Limitations

  Selling Short and Buying On Margin

  The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Equity Index Fund, Special Values Fund, Emerging Markets Fund, and Balanced Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

  The Short-Term Fixed Income Fund will not sell any securities short or purchase any securities on margin, other than in connection with put options on financial futures, put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

  The Fixed Income Fund, Intermediate Fixed Income Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  Issuing Senior Securities and Borrowing Money

  The Funds will not issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed and except, with respect to the Equity Index Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund, as permitted by its investment objective and policies.

  The Funds (except for the Growth & Income Fund, the Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund) will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

  The Personal Equity Fund, Blue Chip Value Fund, New Horizons Fund and International Equity Fund may borrow money, directly or indirectly, and issue senior securities, to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any Securities and Exchange Commission (SEC) staff interpretation thereof.

  Pledging Assets

  The Equity Fund, Growth & Income Fund, Quantitative Equity Fund, and Special Values Fund, Equity Index Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-term Fixed Income Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

  The Emerging Markets Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, South Carolina Municipal Bond Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.

  Investing in Real Estate

  The Funds (except the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond
  Fund) will not buy or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell real estate, although a Fund may invest in municipal bonds secured by real estate or interests in real estate.

  Investing in Commodities

  The Funds will not buy or sell commodities, commodity contracts, or commodities futures contracts, except however, to the extent that the Wachovia Funds may engage in transactions involving futures contracts and related options.

  Underwriting

  The Funds will not underwrite any issue of securities, except as each Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.


  Diversification of Investments

  With respect to securities comprising 75% of the value of its total assets, the Funds (except Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of each Fund's total assets would be invested in the securities of that issuer. Also, a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

  Concentration of Investments

  The Wachovia Funds will not invest 25% or more of the value of their total assets in any one industry, except that a Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

  The Wachovia Municipal Funds will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. A Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.

  Lending Cash or Securities

  The Equity Fund, Growth & Income Fund, Special Values Fund, Personal Equity Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund will not lend any of their assets except portfolio securities, the market value of which do not exceed one-third of the value of a Fund's total assets.

  The Quantitative Equity Fund and Emerging Markets Fund will not lend any of their assets except portfolio securities.

  This shall not prevent the above Funds from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by each Fund's investment objective, policies, and limitations.

  The Equity Index Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the value of the Fund's total assets. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

  The Blue Chip Value Fund, New Horizons Fund and International Equity Fund will not lend any of their assets except portfolio securities. This shall not prevent the Funds from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Funds' investment objectives, policies and limitations.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not lend any assets except portfolio securities. The South Carolina Municipal Bond Fund will not lend any assets except portfolio securities up to one-third of the value of its total assets. The Funds may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with each Fund's investment objective, policies, limitations and the Trust's Declaration of Trust.

  Investing in Restricted Securities

  The South Carolina Municipal Bond Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.


  Dealing in Puts and Calls

  The South Carolina Municipal Bond Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

The above investment limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

  Investing in Securities of Other Investment Companies

  The Funds will limit their investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company, and will invest no more than 10% of their total assets in investment companies in general, unless, they are permitted to exceed these limitations by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as custodian and transfer agency fees, and therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

  However, the Equity Index Fund may invest in Standard & Poor's Depository Receipts (SPDRs), which represent interests in the portfolio of securities held by a unit investment trust, a type of investment company. SPDRs trade like shares of common stock on the American Stock Exchange and are intended to provide investment results that generally correspond to the price and yield performance of the S&P 500. The Fund's purchase of SPDRs are subject to the 3%, 5% and 10% limitations described above and secondary market purchases and sales are subject to ordinary brokerage commissions.

  Purchases on Margin

  The Personal Equity Fund, Blue Chip Value Fund, New Horizons Fund and International Equity Fund will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, and other financial contracts or derivative instruments.

  Pledging Assets

  The Personal Equity Fund, Blue Chip Value Fund, New Horizons Fund and International Equity Fund will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investing in Restricted Securities

  The Funds will not invest more than 10% of their total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.

  Investing in Illiquid Securities

  The Funds will not invest more than 15% of their net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable time deposits with maturities over seven days, and certain securities not determined under guidelines established by the Trustees to be liquid.

  Investing in Put Options

  The Funds (except Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) will not purchase put options on securities, other than put options on stock indices, unless the securities are held in a Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

  Writing Covered Call Options

  The Funds will not write call options on securities unless the securities are held in a Fund's portfolio or unless a Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

  Investing in Warrants

  The Funds will not invest more than 5% of their net assets in warrants. No more than 2% of a Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

  Purchasing Securities to Exercise Control

  The Funds will not purchase securities of a company for purposes of exercising control or management.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of deposit, to be "cash items."

The Funds did not borrow money in excess of 5% of the value of their total assets during the last fiscal year and have no present intent to do so in the coming fiscal year.

Determining Market Value Of Securities

Market values of the Funds' portfolio securities are determined as follows:

 for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

 for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

 for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Funds value futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.


Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

Each Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

Reducing or Eliminating the Front-End Sales Charge

You can reduce or eliminate the applicable front-end sales charge, as follows.

Quantity Discounts

Larger purchases of the same Share class reduce the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the corresponding Share class of two Funds in calculating the applicable sales charge.

Letter of Intent

You can sign a letter of intent committing to purchase a certain amount of the same or corresponding class of Shares within a 13 month period in order to combine such purchases in calculating the applicable sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete your commitment, the escrowed Shares will be released to your account. If you do not complete your commitment within 13 months, the custodian will redeem an appropriate number of escrowed Shares to pay for the applicable sales charge.

Reinvestment Privilege

You may reinvest, within 90 days, your Share redemption proceeds at the next determined NAV, without any sales charge. This sales charge elimination is offered because a sales charge was previously assessed.

Reducing or Eliminating the Contingent Deferred Sales Charge

These reductions or eliminations are offered because no sales commissions have been advanced to the selling financial intermediary, the shareholder has already paid a Contingent Deferred Sales Charge (CDSC), or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required  distributions from an Individual
      Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;

o which are involuntary redemptions of shareholder accounts that do not comply with the minimum balance requirements;

o representing up to 10% of the value of Class B Shares and Class C Shares subject to a Systematic Withdrawal Program;

o of Shares that represent a reinvestment within 90 days of a previous redemption that was assessed a CDSC;

o of Shares held by the Trustees, employees, and sales representatives of the employees of any financial intermediary that sells Shares pursuant to a sales agreement with the Distributor; and the immediate family members of the foregoing persons; and

o of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

Sales Charge Reallowances

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professional for sales and/or administrative services. Any payments to investment professional in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to a financial intermediary. In addition, the Distributor may pay investment professionals 0.25% of the purchase price of $1 million or more of Class A Shares that its customer has not redeemed over the first year. The Adviser may reimburse the Distributor for amounts paid under this program.

Rule 12b-1 Plan

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professional such as banks, broker/dealers, trust departments of bank, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professional) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. Also, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will a Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

Federated Investors, Inc. (Federated) and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third-parties who have advanced commissions to investment professional.

Shareholder Services

The Fund may pay Federated Administrative Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Services Company may select others to perform these services for their customers and may pay them fees.


HOW TO BUY SHARES

Purchases at Net Asset Value

Class A Shares of a Fund may be purchased at NAV, without an initial sales charge, by investment advisers registered under the Investment Adviser's act of 1940, purchasing on behalf of their clients, by Wachovia Bank, or affiliates for funds which are held in fiduciary, advisory, agency, custodial, or similar capacity, and for which Wachovia Bank, or an affiliate or a third party will provide shareholder services for a fee paid by one of the Funds, and by trustees, officers, directors and retired directors, advisory board members, employees and spouses and children under the age of 21 of such persons, and any trusts, or individual retirement accounts operated for such persons.

Class A Shares may also be purchased at NAV through reinvestment of the distribution proceeds from a retirement plan within 90 days of the distribution. In order to qualify, the investor must notify the fund or its distributor prior to investment.

Through A Retirement Program

Class A Shares may be purchased at NAV by participants in Qualified Retirement Plans for which Wachovia Bank, or an affiliate, had previously, but no longer, serves in an administrative or fiduciary capacity. Purchases made by or through a Qualified Retirement Plan that has in excess of an aggregate investment of $500,000 in certain Delaware Group Funds and any portfolios of The Wachovia Funds and purchases made by companies participating in a Qualified Retirement Plan that has at least 100 employees will be made at NAV, without the imposition of the sales charge. Purchases made by any Qualified Retirement Plan that has an aggregate investment of over $500,000 in the Wachovia Funds may also purchase at NAV.

Participants in Qualified Retirement Plans for which Paychex, Inc. serves as participant recordkeeper may redeem Class B Shares without the imposition of a contingent deferred sales charge.

Class Y Shares are available to accounts serviced by the trust business units of Wachovia, including Qualified Retirement Plans. In addition, other Qualified Retirement Plans with total plan assets in excess of $250 million may purchase Class Y Shares. Class Y Shares are also offered to participants in Qualified Retirement Plans that offer a Wachovia Fund as an investment option through a program known as "Institutional Solutions" marketed by Delaware Investment and Retirement Services, Inc. A plan is considered a Qualified Retirement Plan if the plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986 as amended.

Investment Advisory Customers

Class Y Shares are also offered to institutions and individuals with whom Wachovia Funds Advisers, a business unit of Wachovia Bank, has a contract to provide investment advisory services.

Former Trust Customers

Former trust customers of Wachovia Bank, N.A. whose trust relationship transferred to State Street Bank & Trust Company during the period September 3, 1999 through June 30, 2000 may continue to hold the Class Y Shares of The Wachovia Funds.

Exchanging Securities For Shares

You may contact the Distributor to request a purchase of Shares in an exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. Each Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


Subaccounting Services

Investment professionals are encouraged to open single master accounts. However, certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services they provide that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Conversion to Federal Funds

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Wachovia Bank acts as the shareholders' agent in depositing checks and converting them to federal funds.

HOW TO EXCHANGE SHARES

Qualified Retirement Plan Participants

Participants in a Delaware/Wachovia Qualified Retirement Plan are permitted to:

 exchange all or part of their Class A Shares of other eligible Delaware
  Funds, as well as Eligible Wachovia Funds at NAV; and

 exchange all or part of their Eligible Wachovia Fund shares into Class A
  Shares of the Eligible Delaware Funds, at NAV.

However, a participant in any Retirement Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).

HOW TO REDEEM SHARES

Redemption In Kind

Although the Funds intend to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

ACCOUNT AND SHARE INFORMATION

Voting Rights

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All classes of each Fund in a Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of each Trust's outstanding shares of all series entitled to vote.

As of January 2, 2002, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the Funds.

--------------------------------------------------------------------------------
Shareholder Name              Fund                         Share     Percentage
Address                                                    Class     Owned
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Aetna Life and Annuity        Special Values Fund          A         6.27%
-----------------------       -------------------          -         -----
Company
-------
151 Farmington Avenue #TN41
Hartford, CT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Securities, Inc.     Personal Equity Fund         A         7.26%
-------------------------     --------------------         -         -----
P.O. Box 1220                 Personal Equity Fund         B         99.67%
-------------                 --------------------         -         ------
Charlotte, NC                 Balanced Fund                C         90.55%
--------------                -------------                -         ------
                              Balanced Fund                C         35.65%
                              -------------                -         ------
                              Blue Chip Value Fund         A         25.81%
                              --------------------         -         ------
                              Blue Chip Value Fund         B         48.88%
                              --------------------         -         ------
                              Blue Chip Value Fund         C         99.17%
                              --------------------         -         ------
                              Growth & Income Fund         B         64.14%
                              --------------------         -         ------
                              Growth & Income Fund         C         96.81%
                              --------------------         -         ------
                              Special Values Fund          C         33.54%
                              -------------------          -         ------
                              Intermediate Fixed Income    C         99.24%
                              --------------------------   -         ------
                              Fund                         A         6.57%
                              ----                         -         -----
                              Fixed Income Fund            B         18.69%
                              -----------------            -         ------
                              Fixed Income Fund            C         99.79%
                              -----------------            -         ------
                              Fixed Income Fund            B         29.52%
                              -----------------            -         ------
                              Equity Index Fund            C         18.28%
                              -----------------            -         ------
                              Equity Index Fund            C         77.06%
                              -----------------            -         ------
                              Equity Fund                  A         5.00%
                              -----------                  -         -----
                              Emerging Markets Fund        B         85.75%
                              ---------------------        -         ------
                              Emerging Markets Fund        C         43.93%
                              ---------------------        -         ------
                              Emerging Markets Fund        B         90.80%
                              ---------------------        -         ------
                              Short Term Fixed Income Fund C         97.37%
                              ---------------------------- -         ------
                              Short Term Fixed Income Fund A         24.66%
                              ---------------------------- -         ------
                              International Equity Fund    B         84.88%
                              -------------------------    -         ------
                              International Equity Fund    C         99.76%
                              -------------------------    -         ------
                              International Equity Fund    A         24.16%
                              -------------------------    -         ------
                              Georgia Municipal Bond Fund  A         5.88%
                              ---------------------------  -         -----
                              North Carolina Municipal
                              ------------------------
                              Bond Fund
                              ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric E. Larsen                Special Values Fund          C         5.73%
--------------                -------------------          -         -----
Anne S. Larsen
--------------
250 W. 99th Street, Apt #8A
New York, NY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Merchants Trust Company       Special Values Fund          C         5.74%
-----------------------       -------------------          -         -----
P.O. Box 8490
-------------
Burlington, VT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank of NC, N.A.     Special Values Fund          Y         11.91%
-------------------------     -------------------          -         ------
100 North Main Street
---------------------
Winston Salem, NC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Putnam Fiduciary Trust        Special Values Fund          Y         12.74%
-----------------------       -------------------          -         ------
Company
-------
One Investors Way MS N4E
Norwood, MA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
First Union National Bank     Blue Chip Value Fund         Y         45.33%
-------------------------     --------------------         -         ------
1525 West WT Harris Blvd.     Growth and Income Fund       Y         28.91%
-------------------------     ----------------------       -         ------
Charlotte, NC                 Special Values Fund          Y         17.62%
--------------                -------------------          -         ------
                              Equity Index Fund            Y         10.99%
                              -----------------            -         ------
                              Equity Fund                  Y         27.91%
                              -----------                  -         ------
                              Emerging Markets Fund        Y         12.44%
                              ---------------------        -         ------
                              Quantitative Equity Fund     Y         19.96%
                              ------------------------     -         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mahlon B. Dewey               Intermediate Fixed Income    A         8.63%
---------------               --------------------------   -         -----
P.O. Box 971                  Fund
------------                  ----
Arlington, VA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Wren Meakin           Intermediate Fixed Income    A         5.20%
-------------------           --------------------------   -         -----
P.O. Box 3460                 Fund
-------------                 ----
Norfolk, VA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank, N.A.           Personal Equity Fund         A         82.91%
-------------------           --------------------         -         ------
301 N. Church Street          Blue Chip Value Fund         Y         34.77%
--------------------          --------------------         -         ------
Winston Salem, NC             Fixed Income Fund            B         34.14%
------------------            -----------------            -         ------
                              Emerging Markets Fund        Y         24.40%
                              ---------------------        -         ------
                              International Equity Fund    Y         30.61%
                              -------------------------    -         ------
                              South Carolina Municipal     Y         5.18%
                              -------------------------    -         -----
                              Bond Fund
                              ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Disbursing Corp.    Personal Equity Fund         C         99.99%
--------------------------    --------------------         -         ------
Federated Investors Tower     Intermediate Fixed Income    B         100.01%
-------------------------     --------------------------   -         -------
Pittsburgh, PA                Fund
---------------               ----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AMVESCAP National Trust       Balanced Fund                A         6.29%
------------------------      -------------                -         -----
Company                       Fixed Income Fund            A         31.74%
-------                       -----------------            -         ------
1855 Gateway Blvd. Ste. 500   Equity Index Fund            A         19.06%
---------------------------   -----------------            -         ------
Concord, CA                   Equity Fund                  A         18.95%
------------                  -----------                  -         ------
                              Emerging Markets Fund        A         11.65%
                              ---------------------        -         ------
                              Quantitative Equity Fund     C         100%
                              ------------------------     -         ----
                              Short Term Fixed Income Fund A         38.10%
                              ---------------------------- -         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank, N.A.           Balanced Fund                Y         6.25%
-------------------           -------------                -         -----
P.O. Box 3073
-------------
Winston Salem, NC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank, N.A.           Fixed Income Fund            A         10.87%
-------------------           -----------------            -         ------
301 N. Main Street            Equity Index Fund            Y         12.05%
------------------            -----------------            -         ------
Winston Salem, NC             Emerging Markets Fund        A         21.43%
-----------------             ---------------------        -         ------
                              Short Term Fixed Income Fund Y         35.63%
                              ---------------------------- -         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustlynx & Co.               Equity Index Fund            A         12.03%
---------------               -----------------            -         ------
P.O. Box 173736
---------------
Denver, CO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
State Street Bank & Trust     Equity Index Fund            Y         6.66%
--------------------------    ------------------           -         -----
Company
-------
200 Newport Avenue
------------------
North Quincy, MA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette     Emerging Markets Fund        C         55.12%
--------------------------    ----------------------       -         ------
Securities Corp.
----------------
P.O. Box 2052
Jersey City, NJ
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Delaware Management Trust Co. Short Term Fixed Income Fund A         5.39%
----------------------------- ---------------------------- -         -----
P.O. Box 566 Highway 221
------------------------
Forest, VA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Administrative      International Equity Fund    B         6.05%
Services
Federated Investors Tower
Pittsburgh, PA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Trust Company of North   International Equity Fund    Y         26.22%
----------------------------  -------------------------    -         ------
Carolina
--------
P.O. Box 26262
Greensboro, NC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Geraldine M. Catterson        Georgia Municipal Bond Fund  A         8.13
----------------------        ---------------------------  -         ----
14 Silhouette Court
-------------------
Newnan, GA 30265-3128
--------------------------------------------------------------------------------
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

Federal Income Tax

Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, the Funds will not receive special tax treatment and will be subject to federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trusts' other portfolios will be separate from those realized by the Fund.

Foreign Investments

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

The Wachovia Municipal Funds Tax Information

Shareholders of The Wachovia Municipal Funds are not required to pay federal regular income tax on any dividends received from these Funds that represent net interest on tax-exempt municipal bonds ("exempt-interest dividends"). However, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal alternative minimum tax.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

Interest on certain "private activity" bonds issued after August 7, 1986, is a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. A Fund may purchase all types of municipal bonds, including private activity bonds. If a Fund purchases any such bonds, a portion of its dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, exempt-interest dividends may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend (including exempt-interest dividends), and preadjustment alternative minimum taxable income does not include exempt-interest dividend to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax and, if so, the tax treatment of dividends paid by a Fund.

Dividends of a Fund representing net interest income earned on some taxable temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by a Fund, if any, will be taxable to its shareholders as long-term capital gains regardless of the length of time the shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and other distributions is provided annually.

Georgia And North Carolina Taxes

Under existing Georgia and North Carolina laws, shareholders of the Georgia Municipal Bond Fund and North Carolina Municipal Bond Fund will not be subject to Georgia or North Carolina income taxes, respectively, on Fund dividends to the extent that such dividends represent exempt-interest dividends as defined in the Code, which are directly attributable to (i) interest on obligations issued by or on behalf of the States of Georgia or North Carolina, respectively, or their respective political subdivisions; or (ii) interest on obligations of the United States or any other issuer whose obligations are exempt from state income taxes under federal law.

To the extent that Fund dividends are attributable to other sources, such dividends will be subject to the relevant state's income taxes.

South Carolina Taxes

Under current South Carolina law, shareholders of the South Carolina Municipal Bond Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends under the Code, which are derived from interest on obligations of the state of South Carolina or any of its political subdivisions; (2) dividends derived from interest on certain obligations of the United States; and (3) dividends derived from interest on obligations of any agency or instrumentality of the United States that is prohibited by federal law from being taxed by a state or any political subdivision of a state. To the extent that Fund dividends are attributable to other sources, such dividends will be subject to South Carolina taxes.


Virginia Taxes

Distributions by the Virginia Municipal Bond Fund to a shareholder will not be subject to the Virginia income tax to the extent that the distributions are attributable to income received by the Fund as interest from Virginia Municipal Securities. Additionally, distributions by the Virginia Municipal Bond Fund to a shareholder will not be subject to the Virginia income tax to the extent that the distributions are attributable to interest income from United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. These Virginia income tax exemptions will be available only if the Fund complies with the requirement that at least 50% of the Fund's assets consist of obligations the interest on which is exempt from federal income tax at the close of each taxable quarter.

Other State And Local Taxes

Income from The Wachovia Municipal Funds is not necessarily free from state income taxes in states other than Georgia, North Carolina, or South Carolina, or the Commonwealth of Virginia, respectively, or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Boards Of Trustees

The Boards are responsible for managing the Trusts' business affairs and for exercising all the Trusts' powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following data: name, address, birthdate, present position(s) held with the Trusts, principal occupations for the past five years, total compensation received as a Trustee from the Trusts for their most recent fiscal year. The Wachovia Funds are comprised of 19 Funds, The Wachovia Municipal Funds are comprised of four funds, and The Wachovia Variable Insurance Funds are comprised of three funds; together they form the Fund Complex.

An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.

As of January 2, 2002, the Funds' Boards and Officers as a group owned less than 1% of the Funds' outstanding Class A, B and Y Shares.


---------------------------------------------------------------------------
          Name            Occupations for past 5   Aggregate Compensation
       Birthdate                   Years              from Fund Complex
        Address
  Position with Trusts
---------------------------------------------------------------------------
---------------------------------------------------------------------------
James A. Hanley          Retired; Vice President   $38,000
----------------         ------------------------  -------
August 13, 1931          and Treasurer, Abbott
4272 Sanctuary Way       Laboratories (health
Bonita Springs, FL       care products) (until
-------------------      ---------------------
Trustee                  1992).
-------                  ------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Samuel E. Hudgins        Managing Partner, Pilot   $43,250
------------------       ------------------------  -------
March 4, 1929            Partners, LLC
--------------           -------------
715 Whitemere Court,     (management consulting);
---------------------    ------------------------
N.W.                     Hudgins Consulting, LLC
-----                    -----------------------
Atlanta, GA              (independent
------------             ------------
Trustee                  consultant)(until
-------                  -----------------
                         December 2000);
                         President, Percival
                         Hudgins & Company, LLC
                         (investment
                         bankers/financial
                         consultants)(until
                         September 1997);
                         Director, Atlantic
                         American Corporation
                         (insurance holding
                         company).


---------------------------------------------------------------------------

---------------------------------------------------------------------------
D. Dean Kaylor           Retired; Executive Vice   $33,750
---------------          ------------------------  -------
June 29, 1930            President and Chief
2835 Greenbriar          Financial Officer, NBD
Harbor Springs, MI       Bank, N.A. and NBD
Trustee                  Bancorp, Inc. (bank and
                         bank holding company)
                         ---------------------
                         (until 1990).
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alvin J. Schexnider,     Director, Office of       $36,750
---------------------    --------------------      -------
Ph.D.                    Health Policy
------                   -------------
May 26, 1945             Development, Wake Forest
-------------            ------------------------
3174 Turkey Hill Road    University School of
----------------------   --------------------
Winston-Salem, NC        Medicine (since February
------------------       ------------------------
Trustee                  2000); Chancellor,
-------                  ------------------
                         Winston-Salem State
                         University (1996 to
                         January 2000); Formerly,
                         Vice Provost, Virginia
                         Commonwealth University
                         (1987 to 1996).
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Charles S. Way, Jr.*     Chairman and CEO, The     $36,750
---------------------    ----------------------    -------
December 18, 1937        Beach Company and its
------------------       ---------------------
211 King Street Suite    various affiliated
----------------------   ------------------
300                      companies and
----                     -------------
Charleston, SC           partnerships; serves as
---------------          -----------------------
Trustee                  Secretary of Commerce
-------                  ---------------------
                         for the State of South
                         Carolina.


---------------------------------------------------------------------------
---------------------------------------------------------------------------
John W. McGonigle        Executive Vice President  $0
------------------       ------------------------- --
October 26, 1938         and Secretary of the
-----------------        --------------------
Federated Investors      Federated Fund Complex;
--------------------     -----------------------
Tower                    Executive Vice
------                   --------------
Pittsburgh, PA           President, Secretary and
---------------          ------------------------
President and Treasurer  Director, Federated
-----------------------  -------------------
                         Investors, Inc.;
                         ----------------
                         Trustee, Federated
                         ------------------
                         Investment Management
                         ---------------------
                         Company and Federated
                         ---------------------
                         Investment Counseling;
                         ----------------------
                         Director, Federated
                         -------------------
                         Global Investment
                         -----------------
                         Management Corp,
                         ----------------
                         Federated Services
                         ------------------
                         Company and Federated
                         ---------------------
                         Securities Corp.
                         ----------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
R. Edward Bowling        Senior Vice President,    $0
-----------------        -----------------------   --
March 25, 1958           Wachovia Bank, N.A;
--------------           -------------------
Wachovia Bank, N.A.      Manager, Product
--------------------     ----------------
100 North Main           Development and
--------------           ---------------
Winston-Salem, NC        Investment Solutions,
-----------------        ---------------------
Vice President           Wachovia Fund Advisers.
---------------          -----------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
James Ostrowski          Assistant Vice            $0
----------------         ---------------           --
November 17, 1959        President, Federated
Federated Investors      Services Company.
Tower
Pittsburgh, PA
Vice President and
Assistant Treasurer
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Gail C. Jones            Vice President and        $0
-------------            -------------------       --
October 26, 1953         Corporate Counsel,
Federated Investors      Federated Services
Tower                    Company.
Pittsburgh, PA
Secretary
---------------------------------------------------------------------------



Investment Adviser

Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC is subsidiary of Wachovia Corporation (formerly First Union Corporation). Wachovia Corporation is located at 201 South College Street, Charlotte, North Carolina 28288-0630. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116.
Tattersall Advisory Group, Inc. (TAG) is the investment sub-advisor to the Fixed Income Fund, Intermediate Fixed Income Fund, Short-Term Fixed Income Fund and the fixed income portion of the Balanced Fund. TAG is a subsidiary of Wachovia Corporation and is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

INVESTMENT ADVISORY AGREEMENT
On behalf of each Fund, the Trusts have entered into an interim investment advisory agreement with the Funds' investment advisor (the "Interim Advisory Agreement"). Under the Interim Advisory Agreement, and subject to the supervision of the Trusts' Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Rule 12b-1 Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Interim Advisory Agreement continues in effect unless sooner terminated until May 30, 2002. The Interim Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Interim Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In addition to the Interim Advisory Agreement, the Board of Trustees has also approved a long-term advisory agreement with EIMC. This agreement, which is substantially identical to the Interim Advisory Agreement, is subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 in order to seek shareholder approval of the long-term agreement, as well as approval of the proposed reorganization of the Funds into Evergreen Funds.

In approving both Advisory Agreements, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Funds and the nature and quality of the service provided to the Funds.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Brokerage Transactions

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the investment adviser looks for prompt execution of the order at a favorable price. The investment adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The investment adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the investment adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The investment adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the investment adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the investment adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The investment adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, November 30, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these brokerage commissions was $0 for 2001, $117,699.25 for 2000, and $135,774.40 for 1999.

Investment decisions for the Fund are made independently from those of other accounts managed by the investment adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the investment adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

Administrator

Federated Services Company, a subsidiary of Federated provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of the Funds in the Trusts (excluding Wachovia Prime Cash Management Fund) as specified below:

-----------------------------------------------------
     Maximum         Average Aggregate Daily Net
 Administrative          Assets of the Funds
       Fee
-----------------------------------------------------
-----------------------------------------------------
       .10 of 1%             on the first $3.5
                             billion
-----------------------------------------------------
-----------------------------------------------------
       .06 of 1%             on $3.5 billion to
                             $5.0 billion
-----------------------------------------------------
-----------------------------------------------------
       .04 of 1%             on $5.0 billion to $10
                             billion
-----------------------------------------------------
-----------------------------------------------------
       .03 of 1%             on $10.0 billion to
                             $20.0 billion
-----------------------------------------------------
-----------------------------------------------------
       .02 of 1%             on assets in excess of
                             $20.0 billion
-----------------------------------------------------

Custodian

Wachovia Bank, N.A., is custodian (the Custodian) for the securities and cash of the Funds. Under the Custodian Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trusts pursuant to the Custodian Agreement, the Trusts pay the Custodian an annual fee based upon the average daily net assets of the Funds and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses. Foreign instruments purchased by the Funds are held by foreign banks participating in a network coordinated by State Street Bank.

Transfer Agent And Dividend Disbursing Agent

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

Independent Auditors

The independent auditors for the Fund, Ernst & Young LLP, conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement

Fees Paid By the Funds for Services

--------------------------------------------------------------------------------------------
Fund              Advisory Fee Paid/       Brokerage Commissions   Administrative Fee Paid
                 Advisory Fee Waived                Paid
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
              For the fiscal year ended     For the fiscal year      For the fiscal year
-             --------------------------    --------------------     --------------------
                     November 30,            ended November 30,       ended November 30,
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               2001      2000     1999     2001     2000    1999    2001    2000     1999
-              ----      ----     ----     ----     ----    ----    ----    ----     ----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Fund  $2,422,164$2,892,93$2,103,351$250,381$302,430 $215,427$250,739$295,749$250,356
             $14,025   $0       $0
             -------   --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Quantitative $3,934,039$5,140,38$3,185,116$454,760$224,319 $315,385$407,258$525,723$370,364
---------------------------------------------------------- --------------------------------
Equity Fund  $13,819   $0       $0
-----------  -------   --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Growth &     $1,616,094$2,286,02$2,356,482$271,958$139,700 $265,064$167,284$233,840$281,898
---------    --------------------------------------------- --------------------------------
Income Fund  $75,919   $0       $0
-----------  -------   --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity       $1,237,434$1,635,45$1,507,843$44,052 $19,744  $37,596 $299,002$390,350$419,626
-------      ------------------------------------ -------  ------- ------------------------
Index Fund   45,785    $0       $0
----------   ------    --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Special      $1,956,743$1,500,34$1,322,706$374,164N/A      $288,501$177,778$134,248$137,842
--------     ----------------------------------------      --------------------------------
Values Fund  $0        $0       $3,432
-----------  --        --       ------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Emerging     $1,692,798$2,154,00$1,655,474$673,189$708,127 $626,976$122,711$154,253$137,802
---------    --------------------------------------------- --------------------------------
Markets Fund $0        $0       $0
------------ --        --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Personal     $2,337,851$3,170,27$990,713  $364,854$168,658 $102,637$242,045$324,259$104,036
---------    ---------------------------  ---------------- --------------------------------
Equity Fund  $49,064   $0       $15,909
-----------  -------   --       -------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Balanced     $3,824,012$4,845,08$3,422,031$240,522$331,501 $240,357$396,086$495,572$402,347
Fund         $295,191  $315,391 $372,597
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Blue Chip    $9,484    N/A      N/A       $4,529  N/A      N/A     $987    N/A     N/A
----------   ------    ---      ---       ------  ---      ---     ----    ---     ---
Value Fund   $9,484
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
New          $7,770    N/A      N/A       $2,895  N/A      N/A     $807    N/A     N/A
----         ------    ---      ---       ------  ---      ---     ----    ---     ---
Horizons     $7,770
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
International$43,585   N/A      N/A       $16,288 N/A      N/A     $3,212  N/A     N/A
--------------------   ---      ---       ------- ---      ---     ------  ---     ---
Equity Fund  $43,585
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Fixed        $3,604,244$3,370,98$2,163,987$23,969 $28,602  $42,239 $436,359$402,249$291,783
------       ------------------------------------ -------  ------- ------------------------
Income Fund  $36,090   $8,909   $110,201
-----------  -------   ------   --------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Intermediate $807,445  $805,699 $635,402  $2,576  $2,097   $12,134 $97,713 $96,161 $86,913
---------------------  -------- --------  ------  ------   ------- ------- ------- -------
Fixed        $38,864   $13,597  $42,003
------       -------   -------  -------
Income Fund
-----------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund              Advisory Fee Paid/       Brokerage Commissions   Administrative Fee Paid
                 Advisory Fee Waived                Paid
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
              For the fiscal year ended     For the fiscal year      For the fiscal year
-             --------------------------    --------------------     --------------------
                     November 30,            ended November 30,       ended November 30,
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               2001      2000     1999     2001     2000    1999    2001    2000     1999
-              ----      ----     ----     ----     ----    ----    ----    ----     ----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term   $256,792  $261,156 $310,181  N/A     N/A      N/A     $33,899 $34,005 $47,798
-----------  --------  -------- --------  ---     ---      ---     ------- ------- -------
Fixed        $94,498   $80,982  $78,764
------       -------   -------  -------
Income Fund
-----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Georgia      $896,744  $821,219 $418,853  N/A     N/A      N/A     $86,881 $78,402 $43,476
--------     --------  -------- --------  ---     ---      ---     ------- ------- -------
Municipal    $369,394  $353,095 $198,440
----------   --------  -------- --------
Bond Fund
---------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
North        $3,256,594$3,206,21$1,466,791N/A     N/A      N/A     $315,322$306,121$151,115
------       --------------------------------     ---      ---     ------------------------
Carolina     $1,146,667$1,132,43$568,554
---------    ---------------------------
Municipal
---------
Bond Fund
---------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
South        $2,552,267$2,538,77$1,507,188N/A     N/A      N/A     $247,119$242,390$160,810
------       --------------------------------     ---      ---     ------------------------
Carolina     $993,026  $990,249 $709,176
---------    --------  -------- --------
Municipal
---------
Bond Fund
---------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Virginia     $991,266  $975,738 $876,247  N/A     N/A      N/A     $97,272 $94,417 $98,127
---------    --------  -------- --------  ---     ---      ---     ------- ------- -------
Municipal    $380,412  $402,103 $344,472
----------   --------  -------- --------
Bond Fund
---------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Funds                           For the fiscal year ended November 30, 2001
-----                           -------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                           12b-1 Fee                     Shareholder Services Fee
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                 Class B Shares Class C Shares Class A Shares Class B Shares Class C Shares
-                -------------- -------------- -------------- -------------- --------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Fund         $72,060         $3,141        $242,203       $24,020     $1,047
-----------         -------         ------        --------       -------     ------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Quantitative        $150,874         $198         $171,569       $50,291     $66
-------------       --------         ----         --------       -------     ---
Equity Fund
-----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Growth & Income       $771           $ 27         $164,103         $257      $9
----------------      ----           ----         --------         ----      --
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Index         $4,605        $10,112        $328,757        $1,535     $3,371
-------------        ------        -------        --------        ------     ------
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Special Values       $5,372         $1,543        $174,871        $1,791     $514
---------------      ------         ------        --------        ------     ----
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Emerging              $23            $34          $38,754           $8       $11
---------             ---            ---          -------           --       ---
Markets Fund
------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Personal Equity       $153           N/A           $2,824          $51       N/A
----------------      ----           ---           ------          ---       ---
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Balanced Fund       $172,063        $2,422        $446,376       $57,354     $807
-------------       --------        ------        --------       -------     ----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Blue Chip Value       $669           $226           $508           $223      $75
----------------      ----           ----           ----           ----      ---
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
New Horizons          $445           $664           $266           $148      $221
-------------         ----           ----           ----           ----      ----
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
International          $2            $509          $5,074           $1       $169
--------------         --            ----          ------           --       ----
Equity Fund
-----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Fixed Income         $6,910          $415         $143,069        $2,303     $138
-------------        ------          ----         --------        ------     ----
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Intermediate          N/A            $108          $7,781          N/A       $36
-------------         ---            ----          ------          ---       ---
Fixed Income
------------
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term            $540            $2          $21,282          $180      $1
-----------           ----            --          -------          ----      --
Fixed Income
------------
Fund
----
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Funds                           For the fiscal year ended November 30, 2001
-----                           -------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                           12b-1 Fee                     Shareholder Services Fee
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                 Class B Shares Class C Shares    Class A     Class B Shares Class C Shares
-                -------------- --------------    --------    -------------- --------------
                                                   Shares
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Georgia               N/A             N/A          $11,872         N/A            N/A
--------              ---             ---          -------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
North Carolina        N/A             N/A          $18,469         N/A            N/A
---------------       ---             ---          -------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
South Carolina        N/A             N/A         $136,330         N/A            N/A
---------------       ---             ---         --------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Virginia              N/A             N/A          $17,187         N/A            N/A
---------             ---             ---          -------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------

Fees are allocated among Classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable Class of Shares. Class Y Shares do not incur 12b-1 fees or shareholder services fees.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Total Return

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions. The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield and Tax-Equivalent Yield

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a thirty-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax- equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate. The tax-equivalent yield of Shares is calculated similarly to yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

--------------------------------------------------------------------------------------------
Fund                  Average Annual Total Return                       Yield
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               for the following periods ended November      for the 30-day period ended
-              -----------------------------------------     ----------------------------
                                30, 2001                          November 30, 2001
                                --------                          -----------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
              Class A    Class B    Class C     Class Y    Class   Class   Class   Class Y
-             --------   --------   --------    --------   ------  ------  ------  --------
                Shares     Shares     Shares     Shares    A       B       C       Shares
                ------     ------     ------     ------    --      --      --      ------
               One Year   One Year   One Year   One Year   Shares  Shares  Shares
              Five Year  Five Year  Five       Five Years
              Start of   Start of   Years       Start of
              Perform-ancPerform-ancStart of   Perform-ance
                                    Perform-ance
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Fund   (26,17)%   (26,01)%   N/A        (21.48)%    0.13%   N/A     N/A     0.38%
-----------   --------   --------   ---        --------    -----   ---     ---     -----
              5.62%      5.80%      N/A        7.12%
              -----      -----      ---        -----
              10.04%(a)  9.05%(g)   (29.36)%(k)10.25%(g)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Quantitative  (23.71)%   (23.43)%   N/A        (18.78)%    0.39%   N/A     1.03%   0.66%
------------- --------   --------   ---        --------    -----   ---     -----   -----
Equity Fund   7.23%      7.42%      N/A        8.81%
-----------   -----      -----      ---        -----
              11.88%(b)  10.75%(g)  (24.01)%(k)11.98%(g)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Growth &      (27.21)%   N/A        N/A        (22.67)%    0.10%   N/A     N/A     0.35%
---------     --------   ---        ---        --------    -----   ---     ---     -----
Income Fund   5.57%      N/A        N/A        N/A
-----------   -----      ---        ---        ---
              9.90%(c)   (31.30)%(k)(29.30)%(k)(1.19)%(h)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Index  (17.89)%   N/A        N/A        (12.62)%    0.72%   0.03%   0.03%   1.01%
------------- --------   ---        ---        --------    -----   -----   -----   -----
Fund          8.01%      N/A        N/A        9.59%
----          -----      ---        ---        -----
              12.33%(a)  (21.56)%(k)(19.12)(k) 12.71%(g)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Special       18.20%     19.42%     N/A        25.74%      0.35%   N/A     N/A     0.61%
--------      ------     ------     ---        ------      -----   ---     ---     -----
Values Fund   11.58%     N/A        N/A        13.17%
-----------   ------     ---        ---        ------
              13.97%(a)  14.49%(j)  16.08%(k)  15.21%(g)
              ---------  ---------  ---------  ---------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Emerging      (11.03)%   N/A        N/A        (5.40)%     N/A     N/A     N/A     N/A
---------     --------   ---        ---        -------     ---     ---     ---     ---
Markets Fund  (5.11)%    N/A        N/A        (3.74)%
------------  -------    ---        ---        -------
              (1.50)%(d) (16.72)%(k)(14.04)%(k)(3.87)%(g)

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                    Average Annual Total Return                       Yield
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               for the following periods ended November 30,   for the 30-day period ended
-              ---------------------------------------------  ----------------------------
                                   2001                             November 30, 2001
                                   ----                             -----------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               Class A     Class B     Class C     Class Y    Class  Class   Class  Class
-              --------    --------    --------    --------   ------ ------  ------ ------
                Shares      Shares      Shares      Shares    A      B       C      Y
                ------      ------      ------      ------    --     --      --     -
               One Year    One Year    One Year    One Year   Shares Shares  Shares Shares
               --------    --------    --------    --------   ------ ------  ------ ------
               Five Year   Five Year  Five Years  Five Years
               Start of    Start of    Start of    Start of
              Perform-ancePerform-ancePerform-ancePerform-ance
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Personal      (25.99)%    N/A         N/A         (21.36)%    0.08%  N/A     0.70%  0.33%
---------     --------    ---         ---         --------    -----  ---     -----  -----
Equity Fund   N/A         N/A         N/A         N/A
-----------   ---         ---         ---         ---
              (11.43)%(i) (30.25)%(k) (27.50)%(k) (8.95)%(i)
              ----------- ----------- ----------- ----------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Balanced Fund (14.93)%    (14.41)%    N/A         (9.54)%     2.08%  1.47%   1.47%  2.46%
------------- --------    --------    ---         -------     -----  -----   -----  -----
              6.03%       6.25%       N/A         7.55%
              -----       -----       ---         -----
              9.02%(a)    8.65% (g)   (15.99)%(k) 9.80%(g)
              --------    ---------   ----------- --------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Blue Chip     N/A         N/A         N/A         N/A         0.31%  N/A     N/A    0.57%
----------    ---         ---         ---         ---         -----  ---     ---    -----
Value Fund    N/A         N/A         N/A         N/A
----------    ---         ---         ---         ---
              (17.20)%(m) (17.06)%(m) (14.23)%(m) (11.81)%(m)
              ----------- ----------- ----------- -----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
New Horizons  N/A         N/A         N/A         N/A         N/A    N/A     N/A    N/A
------------- ---         ---         ---         ---         ---    ---     ---    ---
Fund          N/A         N/A         N/A         N/A
----          ---         ---         ---         ---
              (40.15)%(l) (40.05)%(m) (38.15)%(m) (36.40)%(m)
              ----------- ----------- ----------- -----------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
International N/A         N/A         N/A         N/A         N/A    N/A     N/A    N/A
-----------------         ---         ---         ---         ---    ---     ---    ---
Equity Fund   N/A         N/A         N/A         N/A
-----------   ---         ---         ---         ---
              (17.53)%(n) (16.87)%(n) (14.62)%(n) (12.30)%(n)
              ----------- ----------- ----------- -----------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Fixed Income  5.56%       4.75%       N/A         10.84%      5.04%  4.53%   4.48%  5.54%
------------- -----       -----       ---         ------      -----  -----   -----  -----
Fund          5.48%       5.33%       N/A         6.71%
----          -----       -----       ---         -----
              5.57%(a)    6.24%(g)    7.15%(k)    7.43%(g)
              --------    --------    --------    --------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Intermediate  4.92%       N/A         N/A         10.05%      4.19%  5.09%   3.61%  4.65%
------------- -----       ---         ---         ------      -----  -----   -----  -----
Fixed Income  5.33%       N/A         N/A         N/A
------------- -----       ---         ---         ---
Fund          5.26%(c)    4.49%(k)    6.73%(k)    6.44%(h)
----          --------    --------    --------    --------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term    6.64%       N/A         N/A         9.55%       3.26%  2.59%   2.85%  3.59%
-----------   -----       ---         ---         -----       -----  -----   -----  -----
Fixed Income  5.57%       N/A         N/A         6.35%
------------- -----       ---         ---         -----
Fund          5.22%(a)    3.52%(k)    7.99%(k)    6.50%(g)
----          --------    --------    --------    --------

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Fund                  Average Annual Total Return                 Yield
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                    for the following periods ended    for the 30-day period ended
-                   --------------------------------   ----------------------------
                           November 30, 2001                November 30, 2001
                           -----------------                -----------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                     Class A Shares   Class Y Shares  Class A Shares  Class Y Shares
                     --------------   --------------  --------------  --------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Georgia Municipal         2.46%           7.55%           3.01%            3.41%
------------------        -----           -----           -----            -----
Bond Fund                 3.58%           4.80%
---------                 -----           -----
                        5.25%(d)         5.29%(g)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
North Carolina            2.67%           7.81%           3.20%            3.61%
---------------           -----           -----           -----            -----
Municipal Bond Fund       3.79%           5.01%
-------------------       -----           -----
                        5.49%(d)         5.53%(g)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
South Carolina            2.66%           7.76%           3.42%            3.84%
---------------           -----           -----           -----            -----
Municipal Bond Fund       4.04%           5.25%
-------------------       -----           -----
                        6.00%(e)         5.82%(g)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Virginia Municipal        2.81%           7.88%           3.19%            3.60%
-------------------       -----           -----           -----            -----
Bond Fund                 4.08%            N/A
---------                 -----            ---
                        4.25%(f)         4.89%(h)

--------------------------------------------------------------------------------------

(a)May 7, 1993; (b) March 28, 1994;(c) January 29, 1993; (d) December 23, 1994;
(e) January 11, 1991; (f) February 1, 1993; (g) July 23, 1996; (h) March
30, 1998 (i) July 30, 1999, (j) March 26, 1999, (k) December 12, 2000, (l)
December 22, 2000, (m) December 26, 2000, (n) March 2, 2001.

Tax Equivalency Tables-The Wachovia Municipal Funds

Set forth below are sample tax-equivalency tables that may be used in advertising and sales literature. The tables are for illustrative purposes only and is not representative of past or future performance of a Fund. The interest earned by the municipal securities owned by a Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of a Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF GEORGIA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%      36.00%     39.60%

Combined Federal and      21.000%     34.000%     37.000%     42.000%    45.600%
State:
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.63%       0.76%       0.79%       0.86%      0.92%
1.00%                       1.27%       1.52%       1.59%       1.72%      1.84%
1.50%                       1.90%       2.27%       2.38%       2.59%      2.76%
2.00%                       2.53%       3.03%       3.17%       3.45%      3.68%
2.50%                       3.16%       3.79%       3.97%       4.31%      4.60%
3.00%                       3.80%       4.55%       4.76%       5.17%      5.51%
3.50%                       4.43%       5.30%       5.56%       6.03%      6.43%
4.00%                       5.06%       6.06%       6.35%       6.90%      7.35%
4.50%                       5.70%       6.82%       7.14%       7.76%      8.27%
5.00%                       6.33%       7.58%       7.94%       8.62%      9.19%
5.50%                       6.96%       8.33%       8.73%       9.48%     10.11%
6.00%                       7.59%       9.09%       9.52%      10.34%     11.03%
6.50%                       8.23%       9.85%      10.32%      11.21%     11.95%
7.00%                       8.86%      10.61%      11.11%      12.07%     12.87%
7.50%                       9.49%      11.36%      11.90%      12.93%     13.79%
8.00%                      10.13%      12.12%      12.70%      13.79%     14.71%
8.50%                      10.76%      12.88%      13.49%      14.66%     15.63%
9.00%                      11.39%      13.64%      14.29%      15.52%     16.54%
9.50%                      12.03%      14.39%      15.08%      16.38%     17.46%
10.00%                     12.66%      15.15%      15.87%      17.24%     18.38%
10.50%                     13.29%      15.91%      16.67%      18.10%     19.30%
11.00%                     13.92%      16.67%      17.46%      18.97%     20.22%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF NORTH CAROLINA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%       36.00%    39.60%

Combined Federal and State 22.00%      35.75%      38.75%       43.75%    47.35%
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297,Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297,Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.64%       0.78%       0.82%       0.89%      0.95%
1.00%                       1.28%       1.56%       1.63%       1.78%      1.90%
1.50%                       1.92%       2.33%       2.45%       2.67%      2.85%
2.00%                       2.56%       3.11%       3.27%       3.56%      3.80%
2.50%                       3.21%       3.89%       4.08%       4.44%      4.75%
3.00%                       3.85%       4.67%       4.90%       5.33%      5.70%
3.50%                       4.49%       5.45%       5.71%       6.22%      6.65%
4.00%                       5.13%       6.23%       6.53%       7.11%      7.60%
4.50%                       5.77%       7.00%       7.35%       8.00%      8.55%
5.00%                       6.41%       7.78%       8.16%       8.89%      9.50%
5.50%                       7.05%       8.56%       8.98%       9.78%     10.45%
6.00%                       7.69%       9.34%       9.80%      10.67%     11.40%
6.50%                       8.33%      10.12%      10.61%      11.56%     12.35%
7.00%                       8.97%      10.89%      11.43%      12.44%     13.30%
7.50%                       9.62%      11.67%      12.24%      13.33%     14.25%
8.00%                      10.26%      12.45%      13.06%      14.22%     15.19%
8.50%                      10.90%      13.23%      13.88%      15.11%     16.14%
9.00%                      11.54%      14.01%      14.69%      16.00%     17.09%
9.50%                      12.18%      14.79%      15.51%      16.89%     18.04%
10.00%                     12.82%      15.56%      16.33%      17.78%     18.99%
10.50%                     13.46%      16.34%      17.14%      18.67%     19.94%
11.00%                     14.10%      17.12%      17.96%      19.56%     20.89%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF SOUTH CAROLINA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%       36.00%    39.60%

Combined Federal and      22.000%     35.000%     38.000%      43.000%   46.600%
State:
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297,Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297,Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.64%       0.77%       0.81%       0.88%      0.94%
1.00%                       1.28%       1.54%       1.61%       1.75%      1.87%
1.50%                       1.92%       2.31%       2.42%       2.63%      2.81%
2.00%                       2.56%       3.08%       3.23%       3.51%      3.75%
2.50%                       3.21%       3.85%       4.03%       4.39%      4.68%
3.00%                       3.85%       4.62%       4.84%       5.26%      5.62%
3.50%                       4.49%       5.38%       5.65%       6.14%      6.55%
4.00%                       5.13%       6.15%       6.45%       7.02%      7.49%
4.50%                       5.77%       6.92%       7.26%       7.89%      8.43%
5.00%                       6.41%       7.69%       8.06%       8.77%      9.36%
5.50%                       7.05%       8.46%       8.87%       9.65%     10.30%
6.00%                       7.69%       9.23%       9.68%      10.53%     11.24%
6.50%                       8.33%      10.00%      10.48%      11.40%     12.17%
7.00%                       8.97%      10.77%      11.29%      12.28%     13.11%
7.50%                       9.62%      11.54%      12.10%      13.16%     14.04%
8.00%                      10.26%      12.31%      12.90%      14.04%     14.98%
8.50%                      10.90%      13.08%      13.71%      14.91%     15.92%
9.00%                      11.54%      13.85%      14.52%      15.79%     16.85%
9.50%                      12.18%      14.62%      15.32%      16.67%     17.79%
10.00%                     12.82%      15.38%      16.13%      17.54%     18.73%
10.50%                     13.46%      16.15%      16.94%      18.42%     19.66%
11.00%                     14.10%      16.92%      17.74%      19.30%     20.60%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF VIRGINIA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%       36.00%    39.60%

Combined Federal and State20.750%     33.750%     36.750%      41.750%   45.350%
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297,Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297,Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.63%       0.75%       0.79%       0.86%      0.91%
1.00%                       1.26%       1.51%       1.58%       1.72%      1.83%
1.50%                       1.89%       2.26%       2.37%       2.58%      2.74%
2.00%                       2.52%       3.02%       3.16%       3.43%      3.66%
2.50%                       3.15%       3.77%       3.95%       4.29%      4.57%
3.00%                       3.79%       4.53%       4.74%       5.15%      5.49%
3.50%                       4.42%       5.28%       5.53%       6.01%      6.40%
4.00%                       5.05%       6.04%       6.32%       6.87%      7.32%
4.50%                       5.68%       6.79%       7.11%       7.73%      8.23%
5.00%                       6.31%       7.55%       7.91%       8.58%      9.15%
5.50%                       6.94%       8.30%       8.70%       9.44%     10.06%
6.00%                       7.57%       9.06%       9.49%      10.30%     10.98%
6.50%                       8.20%       9.81%      10.28%      11.16%     11.89%
7.00%                       8.83%      10.57%      11.07%      12.02%     12.81%
7.50%                       9.46%      11.32%      11.86%      12.88%     13.72%
8.00%                      10.09%      12.08%      12.65%      13.73%     14.64%
8.50%                      10.73%      12.83%      13.44%      14.59%     15.55%
9.00%                      11.36%      13.58%      14.23%      15.45%     16.47%
9.50%                      11.99%      14.34%      15.02%      16.31%     17.38%
10.00%                     12.62%      15.09%      15.81%      17.17%     18.30%
10.50%                     13.25%      15.85%      16.60%      18.03%     19.21%
11.00%                     13.88%      16.60%      17.39%      18.88%     20.13%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.



--------------------------------------------------------------------------------
Tax Equivalent    Georgia         North Carolina   South Carolina  Virginia
Yield for the     Municipal Bond  Municipal Bond   Municipal Bond  Municipal
30-day period     Fund            Fund             Fund            Bond Fund
ended
November 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares    5.53%           6.08%            6.40%           5.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares    6.27%           6.86%            7.19%           6.59%
--------------------------------------------------------------------------------

Performance Information for Predecessor Mutual Funds

The Growth & Income Fund, Intermediate Fixed Income Fund and Virginia Municipal Bond Fund (Successor Funds) are the successors to portfolios of the MarketWatch Funds, which were previously managed by the investment adviser. On March 27, 1998, the assets and liabilities of the respective MarketWatch Funds were transferred to the Successor Funds in exchange for each Fund's shares, respectively. The investment adviser has represented that each Successor Fund's investment objective, policies and limitations are in all material respects equivalent to those of the respective MarketWatch Fund.

Quoted performance data for the Successor Funds includes past performance of the MarketWatch Funds and is not necessarily indicative of the Successor Funds' future performance. The MarketWatch Funds did not offer separate classes of shares and were subject to different expenses, and therefore, performance may vary.

Performance Comparisons

Advertising and sales literature may include:

references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

 charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

 discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

 information about the mutual fund industry from sources such as the Investment Company Institute. A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

A Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, a Fund will quote its Lipper ranking in advertising and sales literature.

Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P Index figures.

S&P 500/Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value.

S&P Small Cap 600/Barra Growth Index is a market capitalization-weighted index of the stocks in the S&P's Small Cap 600 Index having the highest price to book ratios. The index consists of approximately half of the S&P 600 on a market capitalization basis.

S&P Small Cap 600/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P's Small Cap 600 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 600 on a market capitalization basis.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of the 1,000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

MSCI Europe, Australasia and Far East Index (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

Standard & Poor's/International Finance Corporation ("IFC") Emerging Market Indices are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America and the Middle East/Africa. The IFC calculates both a "Global" and an "Investable" version of its index. The "Global" version includes companies and countries with regard to their access to foreign investors. The "Investable" Index adjusts company and market weights to reflect their accessibility to foreign investors. The IFC Global Index currently covers approximately 1,200 securities in 25 markets; the IFC Investable Index currently covers approximately 900 securities in 24 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes). The IFC is a subsidiary of the World Bank, and has been collecting data on emerging markets since 1975.

Morgan Stanley Capital International ("MSCI") Emerging Markets Indices are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America and the Middle East/Africa. MSCI calculates a "Global" and a "Free" version of its index. The "Global" version includes companies and countries without regard to their access to foreign investors. The "Free" Index adjusts company and market weights to reflect their accessibility to foreign investors. The MSCI Global Index currently covers approximately 630 securities in 20 markets; the MSCI Free Index currently covers approximately 560 securities in 19 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes).

Merrill Lynch Composite 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.

Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Fannie Mae; Government National Mortgage Association and Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB or a minimum Moody's rating of Baa.

Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).

Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).

S&P 500/Lehman Brothers Government/Corporate (Weighted Index) and the S&P 500/Lehman Brothers Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon a Fund's current asset allocation.

Salomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers
Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

SEI Balanced Universe is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed-income securities. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.

Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Merrill Lynch Corporate Master is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based in composites of ratings assigned by S&P and Moody's. Only bonds with a minimum maturity of one year are included.

Lehman Brothers State General Obligations Index is an index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the inception of the index, December 31, 1979.

Lehman Brothers Aggregate Municipal Bond Index are broad market performance benchmarks for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Aggregate Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

Lehman Brothers Five-Year State General Obligations Bonds is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the inception of the index, December 31, 1979. Lehman Brothers Three-Year State General Obligations Bonds is an index comprised of the same issues noted above except that the maturities range between two and four years. Index figures are total returns calculated for the same periods as listed above.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended November 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2000.


INVESTMENT RATINGS

Standard & Poor's Corporate Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

C -- The rating "C" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) sign or minus (-) sign to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service Corporate Bond Rating

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Investors Service Commercial Paper Rating Definitions

Prime-1--Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "Prime-1" repayment capacity will normally be evidenced by many of the following characteristics:

     Leading market positions in well-established industries;
     High rates of return on funds employed;
     Conservative capitalization structure with moderate reliance on debt and ample asset protection;
     Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Municipal Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions.

C--The rating "C" is reversed for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Standard & Poor's Municipal Note Ratings

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Moody's Investors Service Municipal Bond Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Investors Service Short-Term Debt Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     Leading market positions in well established industries;
     High rates of return on funds employed;
     Conservative capitalization structure with moderate reliance on debt and ample asset protection;
     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Investors Service Short Term Loan Ratings

MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


ADDRESSES

The Wachovia Funds
The Wachovia Municipal Funds
Class A Shares, Class B Shares, Class C Shares,   101 Greystone Boulevard
Class Y Shares                                    SC-9215
                                                  Columbia, SC 29226


Distributor
Federated Securities Corp.                        Federated Investors Tower
                                                  1001 Liberty Avenue,
                                                  Pittsburgh, PA 15222-3779


Investment Adviser
Evergreen Investment Management Company, LLC      200 Berkeley Street
---------------------------------------------------------------------
                                                  Boston, MA 02116
------------------------------------------------------------------


Custodian
Wachovia Bank, N.A.                               301 North Church Street
                                                  Winston-Salem, NC 27150


Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company            Federated Investors Tower
                                                  1001 Liberty Avenue
                                                  Pittsburgh, PA 15222-3779
Counsel to The Wachovia Funds and The
Wachovia Municipal Funds
Kirkpatrick & Lockhart LLP                        1800 Massachusetts Avenue,
N.W.
                                                  Washington, D.C. 20036-1800

Counsel to the Independent Trustees
Bell Boyd & Lloyd                                 Three First National Plaza
                                                  70 West Madison Street
                                                  Suite 3300
                                                  Chicago, IL 60802-4207


Independent Auditors
Ernst & Young LLP                                 200 Clarendon Street
                                                  Boston, MA 02116

                             EVERGREEN EQUITY TRUST
                          EVERGREEN SELECT EQUITY TRUST

                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116

                                 (800) 633-2700

                              DOMESTIC GROWTH FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2002

           Evergreen Aggressive Growth Fund ("Aggressive Growth Fund")
              Evergreen Capital Growth Fund ("Capital Growth Fund")
                 Evergreen Core Equity Fund ("Core Equity Fund")
                        Evergreen Fund ("Evergreen Fund")
                      Evergreen Growth Fund ("Growth Fund")
        Evergreen Large Company Growth Fund ("Large Company Growth Fund")
                     Evergreen Masters Fund ("Masters Fund")
                       Evergreen Omega Fund ("Omega Fund")
                  Evergreen Premier 20 Fund ("Premier 20 Fund")
              Evergreen Secular Growth Fund ("Secular Growth Fund")
     Evergreen Select Small Cap Growth Fund ("Select Small Cap Growth Fund") Evergreen Select Strategic Growth Fund ("Select Strategic Growth Fund")
        Evergreen Small Company Growth Fund ("Small Company Growth Fund")
              Evergreen Special Equity Fund ("Special Equity Fund")
              Evergreen Stock Selector Fund ("Stock Selector Fund")
        Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund")
                     (Each a "Fund"; together, the "Funds")

       Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or Evergreen Select Equity Trust
                               (each a "Trust").

     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated February 1, 2002 for the Fund in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering Class A, Class B, Class C, and Class I (formerly Class Y) shares of each Fund (except for Core Equity Fund, Secular Growth Fund and Select Small Cap Growth Fund which offer Class I shares only) and one offering Class IS shares of Core Equity Fund, Secular Growth Fund, Select Strategic Growth Fund, Special Equity Fund and Stock Selector Fund. You may obtain copies of each prospectus without charge by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com. Information in
Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Reports: one for all Funds, except Core Equity Fund, Secular Growth Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund, dated September 30, 2001 and one for Core Equity Fund, Secular Growth Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund dated June 30, 2001. In addition, certain information may be incorporated by reference to the Shareholder report covering the period June 30, 2001 through September 30, 2001 for the Core Equity Fund, Secular Growth Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund. You may obtain a copy of an Annual Report or Shareholder Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY............................................................1-1
INVESTMENT POLICIES......................................................1-1
OTHER SECURITIES AND PRACTICES...........................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.........................................1-3
EXPENSES................................................................1-12
PERFORMANCE.............................................................1-21
COMPUTATION OF CLASS A OFFERING PRICE .................................1-23
SERVICE PROVIDERS.......................................................1-24
FINANCIAL STATEMENTS....................................................1-26

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES............2-1
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................2-17
SALES CHARGE WAIVERS AND REDUCTIONS.....................................2-20
PRICING OF SHARES.......................................................2-22
PERFORMANCE CALCULATIONS................................................2-23
PRINCIPAL UNDERWRITER...................................................2-24
DISTRIBUTION EXPENSES UNDER RULE 12b-1..................................2-25
TAX INFORMATION.........................................................2-29
BROKERAGE...............................................................2-32
ORGANIZATION............................................................2-33
INVESTMENT ADVISORY AGREEMENT...........................................2-34
MANAGEMENT OF THE TRUST.................................................2-35
CORPORATE AND MUNICIPAL BOND RATINGS....................................2-38
ADDITIONAL INFORMATION..................................................2-48

                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of its respective Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. On May 11, 2001, Evergreen Core Equity Fund (formerly Evergreen Select Core Equity Fund) and Evergreen Secular Growth Fund (formerly Evergreen Select Secular Growth Fund) changed their names.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. DIVERSIFICATION

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         FURTHER EXPLANATION OF DIVERSIFICATION POLICY:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2. CONCENTRATION

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         FURTHER EXPLANATION OF CONCENTRATION POLICY:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. ISSUING SENIOR SECURITIES

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. BORROWING

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         FURTHER EXPLANATION OF BORROWING POLICY:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be "borrowings" for the purposes of this restriction.

         5. UNDERWRITING

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. REAL ESTATE

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. COMMODITIES

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. LENDING

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities and cash in accordance with applicable law and exemptive relief issued by the Securities and Exchange Commission. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         Subject to receiving shareholder approval, the Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Equity Trust and Evergreen Fixed Income Trust will be able to lend cash to other Evergreen Funds in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless noted otherwise.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment
 Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
Convertible Securities
Preferred Stocks
Warrants
Options and Futures Strategies
Foreign Securities (NOT APPLICABLE to Aggressive Growth Fund, Evergreen Fund or
 Growth Fund)
Foreign Currency  Transactions (NOT APPLICABLE to Aggressive Growth
 Fund, Evergreen Fund or Growth Fund)
Obligations of Foreign Branches of US Banks (NOT  APPLICABLE  to  Aggressive
 Growth  Fund,  Evergreen  Fund or Growth Fund)
Obligations of US Branches of Foreign Banks (NOT APPLICABLE to Aggressive Growth
 Fund,  Evergreen  Fund or Growth Fund)
Premium  Securities  (APPLICABLE  ONLY to Capital  Growth  Fund  and  Growth
 Fund)
Illiquid  and  Restricted  Securities
Investment in Other Investment  Companies
Short Sales (NOT APPLICABLE to Capital Growth Fund or Growth Fund)
Limited  Partnerships  (APPLICABLE  ONLY to Large Company Growth Fund,
 Small Company  Growth Fund and Tax Strategic  Equity Fund)
Master Demand Notes (APPLICABLE TO Core Equity Fund, Secular Growth Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund) Real Estate Investment Trusts (APPLICABLE TO Core Equity Fund, Secular Growth
 Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund)


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of January 1, 2002, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of January 1, 2002.

                ===============================================================
                AGGRESSIVE GROWTH FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         7.265%
                Attn:  Fund Administration  #97212
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                AGGRESSIVE GROWTH FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                AGGRESSIVE GROWTH FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         6.399%
                Attn:  Fund Administration  #97JA1
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                AGGRESSIVE GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank Trust Accounts             43.828%
                11th Floor  CMG-1151
                301 S. Tryon St.
                Charlotte, NC  28202-1915
                ==================================================== ==========
                ---------------------------------------------------- ----------
                First Union National Bank                            7.548%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28202
                ==================================================== ==========
                ---------------------------------------------------- ----------
                First Union National Bank Trust Accounts             5.403%
                11th Floor  CMG-1151
                301 S. Tryon St.
                Charlotte, NC  28202-1915
                ---------------------------------------------------- ----------

                ---------------------------------------------------- ----------
                CAPITAL GROWTH FUND CLASS A

                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Charles Schwab & Co Inc.                             7.577%
                Special Custody A/c for the Exclusive
                Benefit of Customers
                Attn Mutual Funds
                101 Montgomery St
                San Francisco, CA 94104-4122
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                CAPITAL GROWTH FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                CAPITAL GROWTH FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                CAPITAL GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                State Street Bk and Trust Co Cust                    7.098%
                IRA FBO
                Shoshana R. Firman
                261 Midland Ave.
                Rye, NY 10580-3849
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                William J. Marx                                      6.547%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                State Street Bank and Trust Co.                      6.239%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            5.974%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                CORE EQUITY FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  98.702%
                Cash Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                CORE EQUITY FUND CLASS IS

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                EVERGREEN FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                EVERGREEN FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                EVERGREEN FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                EVERGREEN FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank                            37.509%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28288
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                GROWTH FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Charles Schwab & Co Inc.                             8.793%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Attn Mutual Funds
                101 Montgomery St
                San Francisco, CA 94104-4122
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           7.767%
                ---------------------------------------------------- ----------
                GROWTH FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           8.652%
                James J Balzarini &
                Sara S. Balzarini
                1525 N Hametown Rd.
                Akron, OH 44333-1095
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                GROWTH FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank                            91.075%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28288
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                LARGE COMPANY GROWTH FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                LARGE COMPANY GROWTH FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                LARGE COMPANY GROWTH FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                LARGE COMPANY GROWTH FUND CLASS I

                ---------------------------------------------------- ----------
                First Union National Bank                            80.510%
                Trust Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28288-1076
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corp Cust                             5.822%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                MASTERS FUND CLASS A

                ---------------------------------------------------------------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                MASTERS FUND CLASS B

                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                MASTERS FUND CLASS C

                ---------------------------------------------------------------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                MASTERS FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank                            85.841%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28288
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                OMEGA FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                OMEGA FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                OMEGA FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         5.762%
                Attn:  Fund Administration  #97BP5
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                OMEGA FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank                            24.521%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28288
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            12.434%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            8.517%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                PREMIER 20 FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                PREMIER 20 FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union Corp                                     5.517%
                C/o  Evergreen Investment Services
                Attn: Lori Gibson NC 1195
                401 S Tryon St 5th Flr
                Charlotte, NC 28288-1195
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                PREMIER 20 FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           5.965%
                FUNB Collateral Account
                8420 Mooresville Rd
                Concord, NC 28027-8455
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                PREMIER 20 FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union Corp                                     64.787%
                C/o  Evergreen Investment Services
                Attn: Lori Gibson NC 1195
                401 S Tryon St 5th Flr
                Charlotte, NC 28288-1195
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SECULAR GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  87.643%
                Cash Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  10.221%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SECULAR GROWTH FUND CLASS IS

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Hertrus & Co                                         20.577%
                For Julie P Alley
                P.O. Box 445
                Hershey, PA 17033
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                AG Edwards & Sons Inc. FBO                           12.717%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         6.110%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corp                                  5.805%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Donaldson Lufkin Jenrette                            5.509%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SELECT SMALL CAP GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank                            58.919%
                Re-invest Account
                Trust Accounts
                1525 West Wt Harris Blvd.
                Charlotte, NC  28288-1076
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            27.646%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Worcester County Retirement System                   10.474%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SELECT STRATEGIC GROWTH FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                State Street Bk and Tr Co Cust                       14.955%
                Sep IRA FBO
                Danny E. Sullivan
                11685 Stockbridge Lane
                Reston, VA 20194-1609
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                NFS/FMTC IRA                                         14.486%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           10.932%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           10.932%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           9.665%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                RBC Dain Rauscher FBO                                9.382%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation FBO                       7.077%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Donaldson Lufkin Jenrette                            5.283%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SELECT STRATEGIC GROWTH FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Painewebber for the Benefit of                       12.610%
                Malcom G Rovtar Trustee U/A
                10 Tenn Court
                Osewgo, IL 60543

                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Painewebber for the Benefit of                       9.583%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Painewebber for the Benefit of                       8.439%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           8.361%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                H&R Block Financial                                  5.535%
                ---------------------------------------------------- ----------
                SELECT STRATEGIC GROWTH FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Wells Fargo Investments LLC                          21.243%
                608 Second Avenue South 8th Fl
                Minneapolis, MN 55402
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Painewebber for the Benefit of                       13.750%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Donaldson Lufkin Jenrette                            12.849%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Prudential Securities Inc FBO                        10.694%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Prudential Securities Inc FBO                        10.661%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                American Enterprise Investment Svcs                  9.600%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Donaldson Lufkin Jenrette                            7.369%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         5.043%
                ---------------------------------------------------- ----------
                SELECT STRATEGIC GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  56.622%
                Cash Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  32.691%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            5.854%
                ---------------------------------------------------- ----------
                SELECT STRATEGIC GROWTH FUND CLASS IS

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  11.373%
                Reinvest Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  11.304%
                ---------------------------------------------------- ----------
                SMALL COMPANY GROWTH FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Rofe & Co                                            14.208%
                C/o State Street Bank & Trust Co
                For Sub Account
                Kokusai Securities Co Ltd
                PO Box 5061
                Boston, MA 02206-0001
                ---------------------------------------------------------------
                SMALL COMPANY GROWTH FUND CLASS B

                ---------------------------------------------------------------
                MLPF&S for the Sole Benefit of ITS Customers         6.057%
                Attn:  Fund Administration #98302
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SMALL COMPANY GROWTH FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         17.263%
                Attn:  Fund Administration #97TU0
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SMALL COMPANY GROWTH FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank                            29.733%
                Cash Account
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte, NC  28288-1076
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            21.644%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            9.599%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                O David Solomon                                      5.970%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SPECIAL EQUITY FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Charles Schwab & Co Inc.                             10.251%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account  Attn: Mutual Fd
                101 Montgomery St
                San Francisco, CA 94104-4122
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                Valic                                                8.404%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                SPECIAL EQUITY FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         5.133%
                Attn:  Fund Administration #9EHN3
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                SPECIAL EQUITY FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         6.134%
                Attn:  Fund Administration #9EHN2
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                SPECIAL EQUITY FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  48.344%
                Cash Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  43.949%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            5.162%
                ---------------------------------------------------- ----------
                SPECIAL EQUITY FUND CLASS IS

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  18.183%
                Cash Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of ITS Customers         11.262%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                STOCK SELECTOR FUND CLASS A

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                STOCK SELECTOR FUND CLASS B

                ---------------------------------------------------- ----------
                None

                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                STOCK SELECTOR FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                State Street Bk and Tr Co Cust                       26.167%
                Walled Lake Consolidated Sch
                TSA FBO

                Robert F. Masson
                721 Atlantic
                Milford, MI 48381

                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of Its Customers         19.946%
                ---------------------------------------------------- ----------
                State Street Bk and Tr Co Cust                       12.592%
                ---------------------------------------------------- ----------
                Gary K Buckholtz                                     8.928%
                ---------------------------------------------------- ----------
                First Clearing Corporation                           8.065%
                ---------------------------------------------------------------
                STOCK SELECTOR FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  51.560%
                Cash Account
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd Fl CMG 1151
                Charlotte, NC  28202-1911
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank BK/EB/INT                  31.200%
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Union National Bank                            12.885%
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                STOCK SELECTOR FUND CLASS IS

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Wilmingto Trust Co Ttee                              88.958%
                Triangle Wire & Cable PP Hourly
                C/o Mutual Funds
                PO Box 8882
                Wilmington, DE 19899-9992
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation FBO                       7.070%
                First Union Brokerage
                Sipes Orchard Home
                201 S College Street 5th Flr
                Charlotte, NC 28288-1167
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                TAX STRATEGIC EQUITY FUND CLASS A

                ---------------------------------------------------------------
                Painewebber for the Benefit of                       5.418%
                Freedom Fund
                C/o Builders Inc
                1081 S Glendale
                Wichita, KS 67218-3203
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                TAX STRATEGIC EQUITY FUND CLASS B

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of Its Customers         9.405%
                Attn:  Fund Administration #97YU0
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                TAX STRATEGIC EQUITY FUND CLASS C

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                MLPF&S for the Sole Benefit of Its Customers         5.845%
                Attn:  Fund Administration #97YU1
                4800 Deer Lake Dr. E 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- ----------
                ---------------------------------------------------------------
                TAX STRATEGIC EQUITY FUND CLASS I

                ---------------------------------------------------------------
                ---------------------------------------------------- ----------
                Richard Uviller                                      46.655%
                104 W 13th St
                New York, NY 10011-7802
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           15.718%
                Lindsey N. McEvoy UTMA
                19201 Middletown Rd
                Parkton, MD 21120-9501
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                First Clearing Corporation                           15.716%
                Lindsey N. McEvoy UTMA
                19201 Middletown Rd
                Parkton, MD 21120-9501
                ---------------------------------------------------- ----------
                ---------------------------------------------------- ----------
                John Newhouse Cust                                   10.890%
                Karly Newhouse UGMA NJ
                164 Goltra Drive
                Baskinridge, NJ 07920-2451
                ==================================================== ==========


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC is a wholly owned subsidiary of First Union National Bank (FUNB). FUNB, located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation (Wachovia)
(formerly First Union Corporation). Effective May 11, 2001, the investment advisory contracts for the Core Equity Fund, Masters Fund, Secular Growth Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund, Special Equity Fund and Stock Selector Fund were transferred to EIMC. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from following Funds an annual fee equal to the amount listed below from the average daily net assets of each Fund:

             ===================================== ===================
             FUND                                         FEE

             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Aggressive Growth Fund                      0.52%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Capital Growth Fund                         0.80%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Core Equity Fund                            0.62%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Growth Fund                                 0.70%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Masters Fund                                0.87%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Premier 20 Fund                             0.75%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Secular Growth Fund                         0.62%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Select Strategic Growth Fund                0.62%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Special Equity Fund                         0.92%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Stock Selector Fund                         0.66%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Tax Strategic Equity Fund                   0.87%
             ===================================== ===================

         EIMC is entitled to receive from Evergreen Fund an annual fee based on the Fund's average daily net assets, as follows:

              ====================================== =================
                    AVERAGE DAILY NET ASSETS               FEE

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       first $500 million                 0.750%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $500 million                 0.700%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         Next $1 billion                  0.650%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         Over $2 billion                  0.625%
              ====================================== =================

         EIMC is entitled to receive from Omega Fund an annual fee based on the Fund's average daily net assets, as follows:

              ====================================== =================
                    AVERAGE DAILY NET ASSETS               FEE

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       first $250 million                 0.660%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $250 million                 0.585%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $500 million                 0.510%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         over $1 billion                  0.410%
              ====================================== =================

         EIMC is entitled to receive from Select Small Cap Growth Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================
                    AVERAGE DAILY NET ASSETS               FEE

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       first $100 million                 0.71%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $150 million                 0.66%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        over $250 million                 0.56%
              ====================================== =================

         EIMC is entitled to receive from Small Company Growth Fund and Large Company Growth Fund an annual fee based on each Fund's average daily net assets as follows:

              ====================================== =================
                    AVERAGE DAILY NET ASSETS               FEE

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       first $100 million                 0.61%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.56%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.51%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.46%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.41%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $500 million                 0.36%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $500 million                 0.31%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        over $1.5 billion                 0.26%
              ====================================== =================


Advisory Fees Paid

         Below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods. Prior to May 11, 2001, amounts paid by Core Equity Fund, Masters Fund, Secular Growth Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund, Special Equity Fund and Stock Selector Fund were paid to each Fund's previous investment advisor.

  ======================================================================= ====================== ========================
                                                                          ADVISORY               ADVISORY
  FUND                                                                    FEE PAID               FEE WAIVED

  ----------------------------------------------------------------------- ---------------------- ------------------------
  -----------------------------------------------------------------------------------------------------------------------
  YEAR OR PERIOD ENDED SEPTEMBER 30, 2001

  ----------------------------------------------------------------------- ---------------------- ------------------------
  Aggressive Growth Fund                                                  $1,673,374             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Capital Growth Fund                                                     $4,777,376             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (a)                                                    $2,766,431             $109,535
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (b)                                                    $13,803,454            $1,041,108
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Evergreen Fund                                                          $9,478,140             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Growth Fund                                                             $4,071,397             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Large Company Growth Fund                                               $3,728,366             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Masters Fund                                                            $2,509,089             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Omega Fund                                                              $9,521,411             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Premier 20 Fund                                                         $653,299               $159,720
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Secular Growth Fund (a)                                                 $576,728               $111,640
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Secular Growth Fund (b)                                                 $4,268,742             $349,518
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (a)                                        $231,158               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (b)                                        $996,746               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (a)                                        $1,069,208             $74,301
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (b)                                        $4,917,409             $318,766
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Small Company Growth Fund                                               $3,850,572             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (a)                                                 $866,352               $258,710
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (b)                                                 $3,347,754             $956,999
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Stock Selector Fund                                                     $7,267,485             $1,241,529
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Tax Strategic Equity Fund                                               $199,787               $0
  -----------------------------------------------------------------------------------------------------------------------
  YEAR OR PERIOD ENDED SEPTEMBER 30, 2000

  ----------------------------------------------------------------------- ---------------------- ------------------------
  Aggressive Growth Fund                                                  $2,103,035             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Capital Growth Fund                                                     $3,789,146             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (c)                                                    $16,939,023            $2,031,773
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Evergreen Fund                                                          $15,812,585            $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Growth Fund                                                             $4,189,088             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Large Company Growth Fund                                               $5,203,977             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Masters Fund                                                            $2,738,157             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Omega Fund                                                              $8,565,213             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Secular Growth Fund (c)                                                 $5,502,067             $736,074
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (c)                                        $812,680               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (c)                                        $4,435,042             $494,372
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Small Company Growth Fund                                               $5,073,245             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (c)                                                 $2,123,588             $508,842
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Stock Selector Fund                                                     $4,053,844             $371,302
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Tax Strategic Equity Fund                                               $225,143               $2,218
  ----------------------------------------------------------------------- ---------------------- ------------------------
  -----------------------------------------------------------------------------------------------------------------------
  YEAR OR PERIOD ENDED SEPTEMBER 30, 1999

  -----------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Aggressive Growth Fund                                                  $1,470,729             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Capital Growth Fund                                                     $4,069,089             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (d)                                                    $12,923,968            $1,848,228
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Evergreen Fund                                                          $18,282,740            $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Growth Fund                                                             $3,600,834             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Large Company Growth Fund                                               $5,150,970             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Masters Fund (e)                                                        $1,762,332             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Omega Fund                                                              $3,375,183             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Secular Growth Fund (d)                                                 $36,383                $36,383
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (d)                                        $500,432               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (d)                                        $3,224,101             $478,980
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Small Company Growth Fund                                               $4,527,512             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (d)                                                 $1,181,647             $551,194
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Stock Selector Fund                                                     $3,346,783             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Tax Strategic Equity Fund                                               $137,638               $123,734
  ======================================================================= ====================== ========================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

(b)  Year ended June 30, 2001
(c)  Year ended June 30, 2000.
(d)  Year ended June 30, 1999.
(e) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.

Sub-Advisory Fees Paid

         Pilgrim Baxter Value Investors, Inc. (Pilgrim Baxter) acts as sub-advisor to Capital Growth Fund. EIMC will pay Pilgrim Baxter an annual contractual sub-advisory fee at the rate of 0.20% of the Fund's average daily net assets.

         OppenheimerFunds,  Inc. (Oppenheimer), MFS Institutional Advisors, Inc.
(MFS) and Putnam Investment Management, LLC (Putnam) each manage, along with EIMC, a segment of the Masters Fund. EIMC pays Oppenheimer, MFS and Putnam fees equal in the aggregate up to 0.50% of the Masters Fund's average daily net assets.. Until May 11, 2001, EIMC acted as sub-advisor to Masters Fund.

     Until February 1, 2002, Forefront Capital Advisors, LLC (ForeFront Capital) acted as sub-advisor to Secular Growth Fund. Until that time EIMC paid ForeFront Capital an annual contractual sub-advisory fee as follows:

         ===================================== =====================

               AVERAGE DAILY NET ASSETS                FEE

         ===================================== =====================
         ===================================== =====================
                   first $1 billion                   0.12%
         ------------------------------------- ---------------------
         ------------------------------------- ---------------------
                    over$1 billion                    0.30%
         ===================================== =====================


     Below are the sub-advisory fees paid by the investment advisor to the sub-advisors for the last three fiscal years or periods. Evergreen Asset Management Company (EAMC) was one of the sub-advisors to Masters Fund until May 11, 2001.

======================================= ==================== =================== ============= ============= =================
                                                             OPPENHEIMER,

                                                             MFS,                FOREFRONT     PILGRIM

FUND                                    EIMC                 PUTNAM              CAPITAL       BAXTER        EAMC
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
------------------------------------------------------------ --------------------------------- ------------- ------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2001

------------------------------------------------------------ --------------------------------- ------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
Capital Growth Fund(a)                  N/A                  N/A                 N/A           $663,014      N/A
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
Masters Fund (b)                        $121,252            $1,118,597           N/A           N/A           $206,835
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
Secular Growth Fund (c)                 N/A                  N/A                 $112,951      N/A           N/A
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
Secular Growth Fund (d)                 N/A                  N/A                 $452,464      N/A           N/A
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
------------------------------------------------------------ ----------------------------------------------- ------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2000

------------------------------------------------------------ ----------------------------------------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
Masters Fund                            N/A                  $1,222,405          N/A           N/A           $314,002
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
------------------------------------------------------------ --------------------------------- ------------- ------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 1999

------------------------------------------------------------ --------------------------------- ------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
Masters Fund (e)                        N/A                  $939,858            N/A           N/A           $303,974
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------
--------------------------------------- -------------------- ------------------- ------------- ------------- ------------------

(a) For the six months ended September 30, 2001. Pilgrim Baxter became the sub-advisor of the Fund effective April 2, 2001.
(b) $121,252 was paid to EIMC for the three-month period ended September 30, 2001, and 206,835 was paid to EAMC for the period from October 1, 2000 through May 11, 2001. The Fund changed one of its sub-advisors, from EAMC to EIMC, on May 11, 2001.
(c) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(d)  Year ended June 30, 2001.
(e) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.


         Until September 22, 2000, Lieber & Company (Lieber) acted as the sub-advisor to Evergreen Fund and Tax Strategic Equity Fund and was reimbursed in the following amounts by the Funds' previous investment advisor for the costs of providing sub-advisory services:

=================================================== ===========================
FUND/FISCAL YEAR OR PERIOD                          TOTAL PAID TO LIEBER

--------------------------------------------------- ---------------------------
-------------------------------------------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2000

-------------------------------------------------------------------------------
--------------------------------------------------- ---------------------------
Evergreen Fund                                      $15,804,679
--------------------------------------------------- ---------------------------
--------------------------------------------------- ---------------------------
Tax Strategic Equity Fund                           $225,030
--------------------------------------------------- ---------------------------
-------------------------------------------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 1999

-------------------------------------------------------------------------------
--------------------------------------------------- ---------------------------
Evergreen Fund                                      $18,273,599
--------------------------------------------------- ---------------------------
--------------------------------------------------- ---------------------------
Tax Strategic Equity Fund                           $137,569
=================================================== ===========================


Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to First Union Securities, Inc. (FUSI), an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp., and to Wachovia Securities, Inc. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

============================================ ================= ================ ==========================
                                                                                 TOTAL PAID TO WACHOVIA

        FUND/FISCAL YEAR OR PERIOD            TOTAL PAID TO     TOTAL PAID TO       SECURITIES, INC.
                                               ALL BROKERS          FUSI
-------------------------------------------------------------- -------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------- -------------------------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Aggressive Growth Fund                       $948,633          $113,158         $8,425
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Capital Growth Fund                          $2,062,875        $7,910           $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Core Equity Fund (a)                         $403,647          $218,156         $47,500
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Core Equity Fund(b)                          $2,642,655        $171,053         $84,350
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Evergreen Fund                               $3,598,637        $786,123         $1,045
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Growth Fund                                  $667,743          $22,983          $20,823
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Large Company Growth Fund                    $2,379,822        $525,065         $32,200
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Masters Fund                                 $373,399          $14,998          $90
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Omega Fund                                   $5,669,012        $1,020,092       $62,640
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Premier 20 Fund                              $610,428          $165,865         $12,055
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Secular Growth Fund (a)                      $79,866           $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Secular Growth Fund (b)                      $628,820          $0               $16,899
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Small Cap Growth Fund (a)             $133,664          $20,245          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Small Cap Growth Fund (b)             $471,129          $25,160          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Strategic Growth Fund (a)             $524,475          $60,061          $5,797
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Strategic Growth Fund (b)             $2,113,071        $30,262          $67,383
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Small Company Growth Fund                    $1,844,993        $161,695         $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Special Equity Fund (a)                      $281,302          $29,739          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Special Equity Fund (b)                      $1,739,661        $37,275          $18,410
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Stock Selector Fund                          $1,614,942        $17,183          $59,159
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Tax Strategic Equity Fund                    $38,020           $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------------------------- -------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2000

-------------------------------------------------------------- -------------------------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Aggressive Growth Fund                       $885,769          $38,450          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Capital Growth Fund                          $937,166          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Core Equity Fund (c)                         $2,129,518        $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Evergreen Fund                               $3,933,521        $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Growth Fund                                  $693,356          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Large Company Growth Fund                    $2,530,657        $85,125          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Masters Fund                                 $512,661          $1,746           $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Omega Fund                                   $3,361,355        $150,675         $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Secular Growth Fund (c)                      $913,474          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Small Cap Growth Fund (c)             $475,552          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Strategic Growth Fund (c)             $1,202,411        $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Small Company Growth Fund                    $2,828,510        $190,409         $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Special Equity Fund (c)                      $948,715          $3,321           $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Stock Selector Fund                          $859,809          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Tax Strategic Equity Fund                    $19,296           $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------------------------- -------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 1999

-------------------------------------------- ----------------- ---------------- --------------------------
Aggressive Growth Fund                       $348,579          $4,512           $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Capital Growth Fund                          $392,325          $110,545         $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Core Equity Fund (d)                         $3,384,398        $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Evergreen Fund                               $1,518,844        $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Growth Fund                                  $316,311          $36,441          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Large Company Growth Fund                    $2,473,266        $19,356          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Masters Fund (e)                             $519,980          $828             $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Omega Fund                                   $1,353,427        $14,841          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Secular Growth Fund (d)                      $11,833           $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Small Cap Growth Fund (d)             $174,134          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Select Strategic Growth Fund (d)             $955,109          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Small Company Growth Fund                    $2,468,166        $10,272          $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Special Equity Fund (d)                      $200,235          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Stock Selector Fund                          $800,984          $0               $0
-------------------------------------------- ----------------- ---------------- --------------------------
-------------------------------------------- ----------------- ---------------- --------------------------
Tax Strategic Equity Fund                    $52,397           $0               $0
============================================ ================= ================ ==========================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)      Year ended June 30, 2001.
(c)      Year ended June 30, 2000.
(d)      Year ended June 30, 1999.
(e) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.


      Below are the brokerage commissions paid by the Funds to Lieber and Company, an affiliated broker-dealer for the Evergreen Funds until September 2001, for the fiscal years or periods ended September 2000 and 1999. There were no commissions paid for the fiscal year or period ended September 2001.

============================================================ ===============================
FUND/FISCAL YEAR OR PERIOD                                   TOTAL PAID TO LIEBER

------------------------------------------------------------ -------------------------------
--------------------------------------------------------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2000

--------------------------------------------------------------------------------------------
------------------------------------------------------------ -------------------------------
Evergreen Fund                                               $309,240
------------------------------------------------------------ -------------------------------
------------------------------------------------------------ -------------------------------
Masters Fund                                                 $71,136
------------------------------------------------------------ -------------------------------
------------------------------------------------------------ -------------------------------
Tax Strategic Equity Fund                                    $8,680
------------------------------------------------------------ -------------------------------
--------------------------------------------------------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 1999

--------------------------------------------------------------------------------------------
------------------------------------------------------------ -------------------------------
Evergreen Fund                                               $657,786
------------------------------------------------------------ -------------------------------
------------------------------------------------------------ -------------------------------
Masters Fund(a)                                              $122,777
------------------------------------------------------------ -------------------------------
------------------------------------------------------------ -------------------------------
Tax Strategic Equity Fund                                    $45,122
============================================================ ===============================

(a)  For  the  period  from  December  31,  1998   (commencement  of  investment
operations) to September 30, 1999.

Percentage of Brokerage Commissions

         The tables below show, for the fiscal year or period ended September 30, 2001, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to FUSI and Wachovia Securities, Inc.; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through FUSI and Wachovia Securities, Inc. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

====================================== ================== ======================= ==================== ========================
                                                                                                            PERCENTAGE OF
                                                              PERCENTAGE OF          PERCENTAGE OF         COMMISSIONABLE
                                         PERCENTAGE OF        COMMISSIONABLE        COMMISSIONS TO      TRANSACTIONS THROUGH
                FUND                    COMMISSIONS TO     TRANSACTIONS THROUGH        WACHOVIA         WACHOVIA SECURITIES,
                                             FUSI                  FUSI            SECURITIES, INC.             INC.
====================================== ================== ======================= ==================== ========================
====================================== ================== ======================= ==================== ========================
Aggressive Growth Fund                       11.9%                 5.5%                  0.9%                   0.3%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Capital Growth Fund                          0.4%                  0.5%                   0%                     0%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Core Equity Fund                             54.0%                45.6%                  11.8%                  11.2%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Evergreen Fund                               21.8%                16.5%                   0%                     0%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Growth Fund                                  3.4%                  0.9%                  3.1%                   0.9%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Large Company Growth Fund                    22.1%                13.3%                  1.4%                   1.1%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Masters Fund                                 4.0%                  2.7%                   0%                     0%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Omega Fund                                   18.0%                10.4%                  1.1%                   0.5%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Premier 20 Fund                              27.2%                17.6%                  2.0%                   1.6%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Select Small Cap Growth Fund                 15.1%                13.0%                   0%                     0%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Select Strategic Growth Fund                 11.5%                11.2%                 1.1%                   0.9%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Small Company Growth Fund                    8.8%                  2.9%                   0%                     0%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Stock Selector Fund                          1.1%                  1.3%                  3.7%                   3.8%
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
-------------------------------------- ------------------ ----------------------- -------------------- ------------------------
Special Equity Fund                          10.6%                 8.9%                   0%                     0%
====================================== ================== ======================= ==================== ========================

Portfolio Turnover

         The Funds, with the exception of Tax Strategic Equity Fund, generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

         For Tax Strategic Equity Fund, the rate of portfolio turnover is taken into consideration by the portfolio managers.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

   ==================================== ====================== ================
   FUND/FISCAL YEAR OR PERIOD                TOTAL              UNDERWRITING
                                         UNDERWRITING           COMMISSIONS
                                          COMMISSIONS            RETAINED
   ------------------------------------ ---------------------- ----------------
   ----------------------------------------------------------------------------
   YEAR OR PERIOD ENDED 2001

   ----------------------------------------------------------------------------
   ------------------------------------ ---------------------- ----------------
   Aggressive Growth Fund               $962,975               $27,673
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Capital Growth Fund                  $9,596,749             $82,854
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Core Equity Fund (a)                 $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Core Equity Fund (b)                 $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Evergreen Fund                       $518,254               $10,064
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Growth Fund                          $698,098               $12,185
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Large Company Growth Fund            $572,347               $8,608
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Omega Fund                           $14,899,699            $180,188
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Premier 20 Fund                      $5,411,372             $12,461
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Masters Fund                         $1,507,143             $35,852
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Secular Growth Fund (a)              $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Secular Growth Fund (b)              $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Select Small Cap Growth Fund (a)     $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Select Small Cap Growth Fund (b)     $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Select Strategic Growth Fund (a)     $5,086                 $219
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Select Strategic Growth Fund (b)     $2,250                 $62
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Small Company Growth Fund            $566,663               $8,506
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Special Equity Fund (a)              $822,210               $13,657
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Special Equity Fund (b)              $1,340,126             $24,435
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Stock Selector Fund                  $27,004                $1,190
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Tax Strategic Equity Fund            $164,313               $2,299
   ------------------------------------ ---------------------- ----------------
   ----------------------------------------------------------------------------
   YEAR OR PERIOD ENDED 2000

   ----------------------------------------------------------------------------
   ------------------------------------ ---------------------- ----------------
   Aggressive Growth Fund               $1,799,017             $41,900
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Capital Growth Fund                  $1,444,388             $34,029
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Core Equity Fund (c)                 $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Evergreen Fund                       $1,011,963             $21,362
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Growth Fund                          $406,295               $10,385
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Large Company Growth Fund            $679,663               $17,133
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Masters Fund                         $1,725,789             $35,446
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Omega Fund                           $33,997,149            $560,015
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Secular Growth Fund (c)              $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Select Small Cap Growth Fund (c)     $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Select Strategic Growth Fund (c)     $0                     $0
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Small Company Growth Fund            $772,141               $10,727
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Special Equity Fund (c)              $1,648,195             $32,426
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Stock Selector Fund                  $50,303                $3,569
   ------------------------------------ ---------------------- ----------------
   ------------------------------------ ---------------------- ----------------
   Tax Strategic Equity Fund            $268,316               $7,400
   ==================================== ====================== ================

   ==================================== =========================== ============
   FUND/FISCAL YEAR OR PERIOD               TOTAL                   UNDERWRITING
                                         UNDERWRITING               COMMISSIONS
                                          COMMISSIONS               RETAINED
   ------------------------------------ --------------------------- ------------
   =============================================================================
   YEAR OR PERIOD ENDED 1999

   -----------------------------------------------------------------------------
   ------------------------------------ --------------------------- ------------
   Aggressive Growth Fund               $437,490                    $7,010
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Capital Growth Fund                  $404,779                    $55,269
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Core Equity (d)                      $0                          $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Evergreen Fund                       $3,126,728                  $34,013
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Growth Fund                          $614,858                    $83,953
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Large Company Growth Fund            $554,207                    $14,187
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Masters Fund (e)                     $4,354,040                  $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Omega Fund                           $10,103,331                 $81,805
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Secular Growth Fund (d)              $0                          $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Select Small Cap Growth Fund (d)     $0                          $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Select Strategic Growth Fund (d)     $0                          $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Small Company Growth Fund            $447,699                    $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Special Equity Fund                  $0                          $0
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Stock Selector Fund                  $63,918                     $3,020
   ------------------------------------ --------------------------- ------------
   ------------------------------------ --------------------------- ------------
   Tax Strategic Equity Fund            $307,795                    $6,430
   ==================================== =========================== ============
(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)      Year ended June 30, 2001.
(c)      Year ended June 30, 2000.
(d)      Year ended June 30, 1999.
(e) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 2001. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

===================================== ============== ================================= ================================ ===========
                                         CLASS A                 CLASS B                           CLASS C                CLASS IS
FUND

=====================================
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
                                      SERVICE FEES   DISTRIBUTION       SERVICE        DISTRIBUTION      SERVICE        SERVICE
                                                     FEES                FEES          FEES              FEES           FEES
===================================== ============== ================== ============== ================= ============== ===========
Aggressive Growth Fund                $468,598       $702,460           $234,154       $92,685           $30,895        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Capital Growth Fund                   $643,553       $656,117           $218,706       $1,886,401        $628,800       N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Core Equity Fund (a)                  N/A            N/A                N/A            N/A               N/A            $33,998
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Core Equity Fund (b)                  N/A            N/A                N/A            N/A               N/A            $144,595
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Evergreen Fund                        $294,789       $3,088,061         $1,029,354     $59,335           $19,778        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Growth Fund                           $222,888       $54,726            $18,242        $2,628,104        $876,035       N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Large Company Growth Fund             $1,896,346     $463,030           $154,344       $54,680           $18,226        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Masters Fund                          $374,892       $924,874           $308,292       $88,361           $29,453        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Omega Fund                            $1,631,926     $7,713,162         $2,571,054     $1,815,388        $605,129       N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Premier 20 Fund                       $204,973       $27,460            $9,153         $10,312           $3,437         N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Secular Growth (a)                    N/A            N/A                N/A            N/A               N/A            $925
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Secular Growth (b)                    N/A            N/A                N/A            N/A               N/A            $4,267
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Small Company Growth Fund             $2,004,880     $394,498           $131,499       $43,429           $14,477        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Stock Selector Fund                   $49,400        $17,515            $5,838         $1,437            $479           $2,919
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Select Strategic Growth Fund (a)      $23            $81                $27            $60               $20            $10,881
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Select Strategic Growth Fund (b)      $2             $27                $9             $23               $8             $53,781
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Special Equity Fund (a)               $21,329        $84,083            $28,028        $42,013           $14,004        $3,167
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Special Equity Fund (b)               $90,316        $349,395           $116,465       $193,239          $64,413        $14,047
------------------------------------- ============== ================== ============== ================= ============== ===========
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Tax Strategic Equity Fund             $14,776        $88,933            $29,645        $34,677           $11,558        N/A
===================================== ============== ================== ============== ================= ============== ===========
(a)      For the three months ended June 30, 2001.  The Fund changed its fiscal year end from June 30 to September 30, effective
      September 30, 2001.
(b)      Year ended June 30, 2001.


Trustee Compensation

         Listed below is the Trustee compensation paid by the Evergreen Equity Trust and Evergreen Select Equity Trust individually for the fiscal year ended September 30, 2001 and by the Trusts and the seven other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

============================ ============================== ================================
             TRUSTEE          AGGREGATE COMPENSATION FROM     TOTAL COMPENSATION FROM THE
                               THE TRUSTS FOR THE FISCAL    EVERGREEN FUND COMPLEX FOR THE
                                 YEAR ENDED 9/30/2001       TWELVE MONTHS ENDED 12/31/2001*
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Laurence B. Ashkin**                    $7,677                          $40,250
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Charles A. Austin, III                  $14,083                         $93,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Arnold H. Dreyfuss**                    $8,121                          $43,250
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
K. Dun Gifford                          $15,898                        $109,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
James S. Howell***                      $5,724                          $40,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Leroy Keith Jr.                         $13,184                         $92,500
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Gerald M. McDonnell                     $14,145                         $93,500
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Thomas L. McVerry                       $14,603                         $93,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Louis W. Moelchert, Jr.****             $13,122                         $92,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
William Walt Pettit                     $14,145                         $93,500
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
David M. Richardson                     $14,145                         $93,500
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Russell A. Salton, III                  $15,410                        $103,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Michael S. Scofield                     $17,909                        $120,000
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Richard J. Shima                        $13,251                         $93,500
---------------------------- ------------------------------ --------------------------------
---------------------------- ------------------------------ --------------------------------
Richard K. Wagoner                      $14,082                         $93,000
============================ ============================== ================================

*Certain Trustees have elected to defer all or part of their total compensation for the calendar year ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

         Austin            $55,800
         Howell            $28,000
         McVerry           $93,000
         Moelchert         $92,000
         Pettit            $93,500
         Scofield          $39,375
**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.

***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.

****As of January 2, 2002, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.

                                   PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 2001. The returns for Premier 20 Fund are cumulative. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

  =================== ==================== ===================== ==================== =====================
                                                                 TEN YEARS OR SINCE
                                                                 INCEPTION            INCEPTION DATE

  FUND/CLASS          ONE YEAR             FIVE YEARS            OF CLASS             OF CLASS
  =================== ==================== ===================== ==================== =====================
  =========================================================================================================

  AGGRESSIVE GROWTH FUND (1)

  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -50.34%               3.30%                10.71%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -49.36%               3.56%                10.89%         7/7/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -48.39%               3.73%                10.86%         8/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -47.20%               4.85%                11.57%         7/11/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  CAPITAL GROWTH FUND (2)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -17.79%               10.99%               11.17%         4/29/1992
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -17.43%               11.75%               11.71%         10/25/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -15.01%               11.44%               11.06%         4/29/1992
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -12.54%               12.53%               11.99%         11/19/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  CORE EQUITY FUND (3)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -28.63%               5.33%                 8.73%         11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -28.82%               5.07%                 8.46%         2/4/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  EVERGREEN FUND (4)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -36.55%               0.52%                 7.08%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -36.47%               0.77%                 7.22%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -34.55%               0.99%                 7.21%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -32.53%               2.01%                 7.93%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  GROWTH FUND (5)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -37.49%               2.86%                10.40%         6/5/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -36.59%               3.08%                10.53%         10/18/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -35.09%               3.30%                10.53%         4/15/1985
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -33.49%               3.97%                10.79%         11/19/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  LARGE COMPANY GROWTH FUND (6)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -45.14%               6.85%                 9.49%         1/20/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -44.46%               7.31%                 9.82%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -43.10%               7.53%                 9.84%         1/22/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -41.65%               8.01%                10.08%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  MASTERS FUND

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A                   -39.61%                N/A                 -7.86%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class B                   -39.17%                N/A                 -7.42%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class C                   -37.52%                N/A                 -6.58%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class I                   -35.76%                N/A                 -5.64%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  OMEGA FUND (1)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -47.86%               7.59%                10.67%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -47.69%               7.73%                10.59%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -46.13%               8.03%                10.61%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -44.53%               9.09%                11.44%         1/13/1997
  =================== ==================== ===================== ==================== =====================





  =================== ==================== ===================== ==================== =====================
                                                                 TEN YEARS OR SINCE
                                                                 INCEPTION            INCEPTION DATE

  FUND/CLASS          ONE YEAR             FIVE YEARS            OF CLASS             OF CLASS
  =================== ==================== ===================== ==================== =====================
  ---------------------------------------------------------------------------------------------------------

  PREMIER 20 FUND

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                     N/A                  N/A                 -53.35%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                     N/A                  N/A                 -53.36%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                     N/A                  N/A                 -51.78%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                     N/A                  N/A                 -50.40%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  SECULAR GROWTH FUND (7)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -62.92%               3.96%                11.20%         02/26/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -63.02%               3.69%                10.92%         02/26/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  SELECT SMALL CAP GROWTH FUND

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -45.55%               1.80%                 4.13%         12/28/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  SELECT STRATEGIC GROWTH FUND (8)

  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -49.38%               9.05%                14.70%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -48.52%               10.02%               15.66%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -47.26%               10.29%               15.66%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -46.23%               10.38%               15.73%         11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -46.37%               10.08%               15.43%         2/27/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  SMALL COMPANY GROWTH FUND (6)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -49.42%               -1.90%                7.55%         1/20/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -48.16%               -1.35%                7.95%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -47.24%               -1.19%                7.94%         1/26/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -46.06%               -0.50%                8.32%         1/26/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  SPECIAL EQUITY FUND (9)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -33.92%               9.55%                11.90%         8/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -33.81%               10.30%               12.54%         8/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -31.83%               10.52%               12.54%         8/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -29.73%               11.16%               13.00%         03/15/1994
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -29.91%               10.88%               12.79%         3/15/1994
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  STOCK SELECTOR FUND (1)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -31.98%               5.57%                10.08%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -31.87%               4.14%                 9.44%         11/7/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -29.80%               6.44%                10.54%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -27.72%               7.05%                10.88%         2/21/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -27.85%               6.81%                10.73%         6/30/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  TAX STRATEGIC EQUITY FUND (4)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -34.89%                N/A                  0.91%         9/4/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -34.84%                N/A                  1.25%         10/14/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -32.74%                N/A                  2.23%         11/4/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -30.71%                N/A                  3.21%         9/1/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I (10)               -14.18%                N/A                  5.59%         9/1/1998
   (after tax pre-liquidation)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I (10)                -8.64%                N/A                  4.53%         9/1/1998
   (after tax post-liquidation)
=================== ==================== ===================== ==================== =====================

(1) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class's 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(2) Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each class's 12b-1 fees. These fees are 0.25% for Class A and are 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher.

(3) Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997 the returns for Class I and Class IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

(4) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class's 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(5) Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class's 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

(6) Historical performance shown for Classes A, C, and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class's12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

(7) Historical performance shown for the Class I and Class IS prior to 7/12/1999 is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses, including the 0.25% 12b-1 fee applicable to Class IS. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

(8) Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I. Prior to 11/24/1997 the returns for Class I and Class IS are based on the Fund's predecessor common trust fund's
(CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Historical performance shown for Classes A, B and C prior to their inception is based on the Fund's Class I, the original class offered. These historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

(9) Historical performance shown for Class I prior to its inception is based on the performance of the Class Y shares of the Fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of Class A shares of the Fund's predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to 8/30/1999, 2) the performance of the Class A shares of the Fund's predecessor fund, CoreFund Special Equity Fund, from 2/21/1995 through 7/26/1998 and 3) the original class of shares of the Fund's predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in the 12b-1 fees applicable to each class. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected returns for Classes B and C would have been lower.

(10) The after tax returns shown are for Class I only, the Fund's oldest class. After tax returns for other classes will vary.



                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of the Funds that offer Class A shares. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at September 30, 2001. For more information, see "Pricing of Shares" in Part 2 of this SAI.

       ===================================== =================== =================== ===================
                                             NET ASSET VALUE     PER SHARE SALES     OFFERING PRICE

       FUND                                                      CHARGE              PER SHARE

       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Aggressive Growth Fund                $13.21              5.75%               $14.02
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Capital Growth Fund                   $21.97              5.75%               $23.31
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Evergreen Fund                        $11.21              5.75%               $11.89
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Growth Fund                           $12.35              5.75%               $13.10
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Large Company Growth Fund             $5.60               5.75%               $5.94
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Masters Fund                          $7.24               5.75%               $7.68
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Omega Fund                            $20.43              5.75%               $21.68
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Premier 20 Fund                       $4.95               5.75%               $5.25
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Select Strategic Growth Fund          $22.88              5.75%               $24.28
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Small Company Growth Fund             $3.48               5.75%               $3.69
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Special Equity Fund                   $9.83               5.75%               $10.43
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Stock Selector Fund                   $12.23              5.75%               $12.98
       ------------------------------------- ------------------- ------------------- -------------------
       ------------------------------------- ------------------- ------------------- -------------------
       Tax Strategic Equity Fund             $10.90              5.75%               $11.56
       ===================================== =================== =================== ===================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Evergreen Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

=================================== ======================================
     AVERAGE DAILY NET ASSETS                  ADMINISTRATIVE
      OF THE EVERGREEN FUNDS                  SERVICE FEE RATES

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        First $50 billion                          0.100%

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.090%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.080%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.075%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
   On assets over $125 billion                     0.050%

=================================== ======================================

     Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.

==================================================== ==========================
FUND/FISCAL YEAR OR PERIOD                           ADMINISTRATIVE FEE PAID

==================================================== ==========================
===============================================================================
YEAR OR PERIOD ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------------------------
---------------------------------------------------- --------------------------
Aggressive Growth Fund                               $321,803
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Capital Growth Fund                                  $895,758
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Core Equity Fund (a)                                 $446,199
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Core Equity Fund (b)                                 $2,226,364
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Evergreen Fund                                       $1,211,711
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Growth Fund                                          $872,442
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Large Company Growth Fund                            $829,823
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Masters Fund                                         $288,401
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Omega Fund                                           $1,942,242
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Premier 20 Fund                                      $87,107
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Secular Growth (a)                                   $93,021
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Secular Growth (b)                                   $688,507
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Small Cap Growth Fund (a)                     $33,135
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Small Cap Growth Fund (b)                     $144,055
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Strategic Growth Fund (a)                     $172,453
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Strategic Growth Fund (b)                     $793,131
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Small Company Growth Fund                            $863,504
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Special Equity Fund (a)                              $94,169
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Special Equity Fund (b)                              $364,190
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Stock Selector Fund                                  $1,101,134
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Tax Strategic Equity Fund                            $22,964
==================================================== --------------------------






==================================================== ==========================
FUND/FISCAL YEAR OR PERIOD                           ADMINISTRATIVE FEE PAID

==================================================== ==========================
-------------------------------------------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 2000

-------------------------------------------------------------------------------
---------------------------------------------------- --------------------------
Aggressive Growth Fund                               $327,180
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Capital Growth Fund                                  $710,465
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Core Equity Fund (c)                                 $1,575,686
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Evergreen Fund                                       $1,395,821
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Growth Fund                                          $897,662
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Large Company Growth Fund                            $1,360,194
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Masters Fund                                         $247,208
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Omega Fund                                           $1,446,746
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Secular Growth Fund (c)                              $554,626
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Small Cap Growth Fund (c)                     $76,272
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Strategic Growth Fund (c)                     $458,214
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Small Company Growth Fund                            $936,398
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Special Equity Fund (c)                              $364,190
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Stock Selector Fund                                  $499,952
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Tax Strategic Equity Fund                            $20,749
---------------------------------------------------- --------------------------
-------------------------------------------------------------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30, 1999

-------------------------------------------------------------------------------
---------------------------------------------------- --------------------------
Aggressive Growth Fund                               $48,293
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Capital Growth Fund                                  $650,694
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Core Equity Fund (d)                                 $480,743
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Evergreen Fund                                       N/A
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Growth Fund                                          $637,352
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Large Company Growth Fund                            $140,909
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Masters Fund (e)                                     $35,850
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Omega Fund                                           $59,410
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Secular Growth Fund (d)                              $1,305
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Small Cap Growth Fund (d)                     $8,400
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Small Company Growth Fund                            $104,938
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Select Strategic Growth Fund (d)                     $118,218
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Special Equity Fund  (d)                             $20,362
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Stock Selector Fund                                  $89,398
---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
Tax Strategic Equity Fund                            $2,815
==================================================== ==========================
(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective July 31, 2001.(b) Year Ended June 30, 2001.(c) Year ended June 30, 2000.

(d) Year ended June 30, 1999.(e)For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, Massachusetts 02106-9970, a subsidiary of Wachovia , is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

                 ============================= =============== ==============

                                                 ANNUAL FEE     ANNUAL FEE
                            FUND TYPE            PER OPEN      PER CLOSED
                                                  ACCOUNT*       ACCOUNT**
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                                                   $26.75          $9.00
                 Monthly Dividend Funds
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Quarterly Dividend Funds          $25.75            $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Semi Annual Dividend Funds        $24.75           $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Annual Dividend Funds              $24.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Money Market Funds                $26.75           $9.00
                 ============================= =============== ==============
                 * For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.
                 ** Closed accounts are maintained on the  system  in  order  to
                 facilitate   historical   and  tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 keeps custody of each Fund's securities and cash and performs other related duties.


Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20036, provides legal advice to the Funds.



                              FINANCIAL STATEMENTS

         The  audited   financial   statements  and  the  reports   thereon  are
incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 2121, Boston, Massachusetts 02106-9970, by calling (800) 343-2898 or by downloading it off our website of www.evergreeninvestments.com.

                                EVERGREEN FUNDS

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)   Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include mortgage dollar rolls (see descriptions herein).

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                               CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase.......................  5.00%
         Second 12-month period following the month of purchase.......  4.00%
         Third 12-month period following the month of purchase........  3.00%
         Fourth 12-month period following the month of purchase.......  3.00%
         Fifth 12-month period following the month of purchase........  2.00%
         Sixth 12-month period following the month of purchase........  1.00%
         Thereafter...................................................  0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                      CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase                            2.00%
         Second 12-month period following the month of purchase            1.00%
         Thereafter                                                        0.00%

           See "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (formerly Class Y Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class I shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without an front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

                  1.   purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

1.    an increase in the share value above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

8.    a withdrawal consisting of loan proceeds to a retirement plan participant;

9.    a financial hardship withdrawal made by a retirement plan participant;

10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                                           [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years

         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                               [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                           [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                           [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                 Current Maximum

                                      Class            12b-1 Fees Allowed Under

                                    the Plans


                                        A                      0.75%(a)

                                        B                        1.00%

                                        C                        1.00%

                                        S                      0.75%(b)

                                       S1                      0.75%(b)

                                 Administrative                0.75%(c)

                              Institutional Service            0.75%(c)

                                    Investor                   0.75%(c)

                                   Participant                 0.75%(c)

                                     Reserve                   0.75%(c)

                                    Resource                   1.00%(d)

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen Institutional money market Funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen Institutional money market Funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

     Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of the Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Fund for Class A, B and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of the Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         EDI will pay the investment firm a full year's service fee in advance of the dealer's sales of Class C shares of such Fund at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI will also pay commissions to the investment firms based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30.5% in 2001 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

     The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including First Union Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         First Union Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In  approving   the  renewal  of  the  existing   investment   advisory
agreements, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Funds and the nature and quality of the service provided to the Funds. In reviewing the overall profitability of the management fee to the Funds' advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Funds for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation (formerly First Union Corporation) is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

NAME                                 POSITION WITH TRUST         PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
Charles A. Austin III                Trustee                     Investment Counselor with Appleton Partners,
(DOB: 10/23/34)                                                  Inc.(investment advice); former Director, Executive
                                                                 Vice President and Treasurer, State Street Research &
                                                                 Management Company (investment advice); Director, The
                                                                 Andover Companies (insurance); Trustee, Arthritis
                                                                 Foundation of New England; Director, Health Development
                                                                 Corp. (fitness-wellness centers); The Francis Ouimet
                                                                 Society.

K. Dun Gifford                       Trustee                     Chairman and President, Oldways Preservation and Exchange
(DOB: 10/23/38)                                                  Trust (education); Trustee, Treasurer and Chairman of the
                                                                 Finance Committee, Cambridge College; former Managing
                                                                 Partner, Roscommon Capital Corp.; former Chairman of the
                                                                 Board, Director, and Executive Vice President, The London
                                                                 Harness Company (leather goods purveyor); former Chairman,
                                                                 Gifford, Drescher & Associates (environmental consulting).
                                                                 Partner, Stonington Partners (private investment firm);

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with SMI-STEEL - South
(DOB: 7/14/39)                                                   Carolina (steel producer); former Sales and Marketing
                                                                 Management with Nucor Steel Company.

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

William Walt Pettit                  Trustee                     Partner and Vice President in the law firm of Kellam &
(DOB: 8/26/55)                                                   Pettit, P.A..

David M. Richardson                  Trustee                     President, Richardson, Runden & Company (new business
(DOB: 9/14/41)                                                   development/consulting company); Managing Director, Kennedy
                                                                 Information, Inc (executive recruitment information and
                                                                 research company); former Vice Chairman, DHR International,
                                                                 Inc. (executive recruitment); former Senior Vice President,
                                                                 Boyden International Inc. (executive recruitment); Trustee,
                                                                 411 Technologies, LLP. (communications); Director, J&M
                                                                 Cumming Paper Co.(paper merchandising); and Columnist,
                                                                 Commerce and Industry Association of New Jersey.

Russell A. Salton, III MD            Trustee                     Medical Director, Healthcare Resource Associates, Inc.;
(DOB: 6/2/47)                                                    Former Medical Director, U.S. Health Care/Aetna Health
                                                                 Services; former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                  Chairman of the Board       Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of Hartford Hospital, Old State
                                                                 House Association; former Director of Enhance Financial
                                                                 Services, Inc.; former Director of CTG Resources, Inc.
                                                                 (natural gas); former Director Middlesex Mutual Assurance
                                                                 Company; former Chairman, Board of Trustees, Hartford
                                                                 Graduate Center; Trustee, Greater Hartford YMCA.

Richard K. Wagoner, CFA*             Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union National
                                                                 Bank; former consultant to the Board of Trustees of the
                                                                 Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

William M. Ennis**                   President                   President and Chief Executive Officer, Evergreen Investment
(DOB: 6/26/60)                                                   Company and Chief Operating Officer, Capital Management
                                                                 Group, First Union National Bank.

Carol Kosel***                       Treasurer                   Senior Vice President, Evergreen Investment Services, Inc.
(DOB: 12/25/63)                                                  and Treasurer, Vestaur Securities, Inc.; former Senior
                                                                 Manager, KPMG LLP.

Michael H. Koonce***                 Secretary                   Senior Vice President and General Counsel, Evergreen
(DOB: 4/20/60)                                                   Investment Services, Inc.; Senior Vice President and
                                                                 Assistant General Counsel, Wachovia Corporation; former
                                                                 Senior Vice President and General Counsel, Colonial
                                                                 Management Associates, Inc.; former Vice President and
                                                                 Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt****                  Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/FUNB; former Senior Tax
                                                                 Consulting/Acting Manager, Investment Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.

Bryan Haft****                       Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)


*This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.
** Address: 301 S. Tryon, 12th Floor, Charlotte, NC 28288
***Address: 200 Berkeley Street, Boston, MA 02116
****Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                 AA              AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                  A               A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa                BBB             BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                 BB              BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                  B               B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C           CCC/CC/C        CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D        Default.  Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                             EVERGREEN EQUITY TRUST

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on October 8, 1997, Registration No. 333-37453.

2.       Bylaws.   Incorporated   by  reference  to  Evergreen   Equity  Trust's
         Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

3.       Not applicable.

4.       Form  of   Agreement   and  Plan  of   Reorganization.   Exhibit  A  to
         Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 35 filed on January 28, 2002, Registration No. 333-37453.

7(a) Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen Equity Trust for Classes A, B, C and I. Incorporated by
         reference to Evergreen Equity Trust's Post-Effective Amendment No. 34 filed on December 14, 2001, Registration No. 333-37453.

7(b) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 10, 1997.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

9. Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 4 filed on March 12, 1998, Registration No. 333-37453.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 34 filed on December 14, 2001, Registration No. 333-37453.

10(b) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

11.      Opinion and Consent of Sullivan & Worcester  LLP. Contained herein

12.      Tax Opinion and Consent of Sullivan & Worcester LLP.  To be filed by
         Amendment.

13.      Not applicable.

14(a).   Consent of KPMG LLP. Contained herein.

14(b).   Consent of Ernst & Young LLP. Contained herein.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

17.      Form of Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 4th day of February, 2002.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 4th day of February, 2002.


/s/ William M. Ennis                    /s/ Carol A. Kosel                 /s/ Charles A. Austin, III
-----------------------                 ------------------                 --------------------------
William M. Ennis*                       Carol A. Kosel*                    Charles A. Austin III*
President                               Treasurer                          Trustee
(Chief Operating Officer)               (Principal Financial and
                                        Accounting Officer)

/s/ K. Dun Gifford                      /s/ William Walt Pettit            /s/ Gerald M. McDonnell
-----------------------                 -----------------------            -----------------------
K. Dun Gifford*                         William Walt Pettit*               Gerald M. McDonnell*
Trustee                                 Trustee                            Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield            /s/ David M. Richardson
----------------------                  -----------------------            -----------------------
Thomas L. McVerry*                      Michael S. Scofield*               David M. Richardson*
Trustee                                 Chairman of the Board              Trustee
                                        and Trustee

/s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.               /s/ Richard J. Shima
-----------------------------           ------------------------           -------------------------
Russell A. Salton, III MD*              Leroy Keith, Jr.*                  Richard J. Shima*
Trustee                                 Trustee                            Trustee


/s/ Richard K. Wagoner
-------------------------
Richard K. Wagoner*
Trustee

*By: /s/ Maureen E. Towle

----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester, LLP
14(a)    Consent of KPMG LLP
14(b)    Consent of Ernst & Young LLP
17       Form of Proxy Card

                                    SULLIVAN & WORCESTER LLP
                                    1666 K STREET, N.W.
                                    WASHINGTON, D.C. 20006
                                    TELEPHONE: 202-775-1200
                                    FACSIMILE: 202-293-2275

565 FIFTH AVENUE                                     ONE POST OFFICE SQUARE
EIGHTEENTH FLOOR                            BOSTON, MASSACHUSETTS 02109
NEW YORK, NEW YORK 10017                    TELEPHONE: 617-338-2800
TELEPHONE: 212-486-8200                              FACSIMILE: 617-338-2880
FACSIMILE: 646-865-1494

                                                              February 1, 2002



Evergreen Equity Trust
200 Berkeley Street
Boston, Massachusetts  02116

Ladies and Gentlemen:

         We have been requested by Evergreen Equity Trust, a Delaware business trust with transferable shares (the "Trust") established under an Agreement and Declaration of Trust dated September 18, 1997, as amended (the "Declaration"), for our opinion with respect to certain matters relating to the Evergreen Omega Fund (the "Acquiring Fund"), a series of the Trust. We understand that the Trust is about to file a Registration Statement on Form N-14 for the purpose of registering shares of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the proposed acquisition by the Acquiring Fund of all of the assets of Wachovia New Horizons Fund (the "Acquired Fund"), a series of The Wachovia Funds, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Acquired Fund pursuant to an Agreement and Plan of Reorganization, the form of which is included in the Form N-14 Registration Statement (the "Plan").

         We have, as counsel, participated in various business and other proceedings relating to the Trust. We have examined copies, either certified or otherwise proved to be genuine to our satisfaction, of the Trust's Declaration and By-Laws, and other documents relating to its organization, operation, and proposed operation, including the proposed Plan, and we have made such other investigations as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below.

         We are admitted to the Bars of The Commonwealth of Massachusetts and the District of Columbia and generally do not purport to be familiar with the laws of the State of Delaware. To the extent that the conclusions based on the laws of the State of Delaware are involved in the opinion set forth herein below, we have relied, in rendering such opinions, upon our examination of Chapter 38 of Title 12 of the Delaware Code Annotated, as amended, entitled "Treatment of Delaware Business Trusts" (the "Delaware business trust law") and on our knowledge of interpretation of analogous common law of The Commonwealth of Massachusetts.

         Based upon the foregoing, and assuming the approval by shareholders of the Acquired Fund of certain matters scheduled for their consideration at a meeting presently anticipated to be held on May 13, 2002, it is our opinion that the shares of the Acquiring Fund currently being registered, when issued in accordance with the Plan and the Trust's Declaration and By-Laws, will be legally issued, fully paid and non-assessable by the Trust, subject to compliance with the 1933 Act, the Investment Company Act of 1940, as amended, and applicable state laws regulating the offer and sale of securities.

         We hereby consent to the filing of this opinion with and as a part of the Registration Statement on Form N-14 and to the reference to our firm under the caption "Legal Matters" in the Prospectus/Proxy Statement filed as part of the Registration Statement. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations promulgated thereunder.

                           Very truly yours,


                           /s/ SULLIVAN & WORCESTER LLP
                           ----------------------------------------------
                           SULLIVAN & WORCESTER LLP

                         CONSENT OF INDEPENDENT AUDITORS

The Trustees and Shareholders
Evergreen Equity Trust

We consent to the use of our report dated November 2, 2001 for Evergreen Omega Fund, a portfolio of Evergreen Equity Trust, incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.

                                                     /s/ KPMG LLP


Boston, Massachusetts
February 4, 2002

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Statements and Experts" and to the incorporation by reference of our report dated January 14, 2002 with respect to the financial statements and financial highlights of the Wachovia New Horizons Fund, a series of The Wachovia Funds, included in the November 30, 2001 Annual Report to Shareholders, in this Prospectus/Proxy Statement constituting part of this Registration Statement of the Wachovia New Horizons Fund on Form N-14.

                                               /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2002

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                           WACHOVIA NEW HORIZONS FUND,
                         A series of The Wachovia Funds

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 13, 2002


         The undersigned, revoking all Proxies heretofore given, hereby appoints [Gail Jones at Federated to provide names] or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Wachovia New Horizons Fund, a series of The Wachovia Funds, ("New Horizons Fund") that the undersigned is entitled to vote at the special meeting of shareholders of New Horizons Fund to be held at 2:00 p.m. on May 13, 2002 at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, PA 15237-7080 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                       Date                 , 2002

                       ----------------------------------------

                       ----------------------------------------
                       Signature(s) and Title(s), if applicable

 - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - -  - - - - -


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WACHOVIA FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE WACHOVIA FUNDS RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Omega Fund ("Omega Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Wachovia New Horizons Fund ("New Horizons Fund") in exchange for shares of Omega Fund; and (ii) assume the identified liabilities of New Horizons Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

                 ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and act upon the Investment Advisory Agreement between The Wachovia Funds, on behalf of Wachovia New Horizons Fund, and Evergreen Investment Management Company, LLC.

                  ---- FOR        ---- AGAINST      ---- ABSTAIN


         3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                ---- FOR        ---- AGAINST      ---- ABSTAIN

                                               February 4, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Equity Trust (the "Trust")
         Evergreen Omega Fund
         Registration Statement on Form N-14AE

Ladies and Gentlemen:

         Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is the Registration Statement on Form N-14AE of Evergreen Equity Trust (the "Trust"). This filing relates to the acquisition of the assets of Wachovia New Horizons Fund, a series of The Wachovia Funds, by and in exchange for shares of Evergreen Omega Fund, a series of the Trust.

        This filing is being made pursuant to Rule 488 under the 1933 Act, and it is intended that the Registration Statement shall become effective on March 6, 2002, the 30th day after filing.

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.

                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle, Esq.

Enclosures

cc: Robert N. Hickey, Esq.